As filed with the Securities and Exchange Commission on November 4, 2026

Securities Act File No. 333-

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.	☐

Post-Effective Amendment No.	☐

SARATOGA INVESTMENT CORP.

(Exact name of registrant as specified in charter)

535 Madison Avenue
New York, New York 10022
(212) 906-7800

(Address and telephone number, including area code, of principal executive offices)

Christian L. Oberbeck
Chief Executive Officer
Saratoga Investment Corp.
535 Madison Avenue
New York, New York 10022

COPIES TO:

Steven B. Boehm, Esq.

Payam Siadatpour, Esq.

Sara Sabour Nasseri, Esq.

Eversheds Sutherland (US) LLP

700 Sixth Street, NW, Suite 700

Washington, DC 20001

Tel: (202) 383-0100

Approximate Date of Proposed Public Offering: As soon as practicable after this registration statement becomes effective and upon completion of the transactions described in the enclosed document.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this preliminary prospectus is not complete and may be changed. We may not complete exchange offers until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell nor does it seek an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED NOVEMBER 4, 2026

PRELIMINARY PROSPECTUS

Saratoga Investment Corp.

Offer to Exchange

$50,000,000 aggregate principal amount of 7.25% Notes due 2030 for

$50,000,000 aggregate principal amount of 7.25% Notes due 2030

Registered under the Securities Act of 1933, as amended

Saratoga Investment Corp. (the “Company,” “we,” “us,” or “our”), an externally managed, closed-end management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), is offering to exchange all of its outstanding 7.25% Notes due 2030 (the “Restricted Notes”) that were issued in a transaction not requiring registration under the Securities Act of 1933, as amended (the “Securities Act”), on January 23, 2026, for an equal aggregate principal amount of its new 7.25% Notes due 2030 (the “Exchange Notes”) that have been registered with the Securities and Exchange Commission (the “SEC”) under the Securities Act. We refer to the Restricted Notes and the Exchange Notes collectively as the “Notes.”

If you participate in the exchange offer, you will receive Exchange Notes for Restricted Notes that you validly tendered. The terms of the Exchange Notes are substantially identical to those of the Restricted Notes, except that the transfer restrictions and registration rights relating to the Restricted Notes will not apply to the Exchange Notes, and the Exchange Notes will not provide for the payment of additional interest in the event of a Registration Default (as defined herein). In addition, the Exchange Notes will bear a different CUSIP number than the Restricted Notes.

MATERIAL TERMS OF THE EXCHANGE OFFER

The exchange offer expires at [•] [a.m./p.m.], New York City time, on [•], 20[•], unless extended.

We will exchange all Restricted Notes that are validly tendered and not withdrawn prior to the expiration of the exchange offer for Exchange Notes. You may withdraw tendered Restricted Notes at any time prior to the expiration of the exchange offer.

The only conditions to completing the exchange offer are that the exchange offer not violate any applicable law or applicable interpretation of the staff of the SEC and that no injunction, order or decree has been or is issued that would prohibit, prevent or materially impair our ability to complete the exchange offer.

We will not receive any cash proceeds from the exchange offer.

There is no active trading market for the Restricted Notes, and we do not intend to list the Exchange Notes on any securities exchange or seek approval for quotations through any automated dealer quotation system.

Investing in the Exchange Notes involves risks. See “Risk Factors” beginning on page 10  of this prospectus.

This prospectus sets forth concisely the information about the Company that a prospective investor ought to know before investing, and it should be retained for future reference. Additional details about the Company, including our most recent Annual Report on Form 10-K, our most recent Quarterly Report on Form 10-Q, and Current Reports on Form 8-K that have been incorporated by reference herein, have been filed with the SEC and are available on the SEC’s website (www.sec.gov) without charge.

Neither the SEC nor any state securities commission has approved or disapproved of the Exchange Notes or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

The date of this prospectus is                       , 20

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This prospectus incorporates important business and financial information about us that is not included in or delivered with the document. This information is available free of charge by contacting us at 535 Madison Avenue, New York, New York 10022, by telephone at (212) 906-7800, or on our website at www.saratogainvestmentcorp.com.

To obtain timely delivery, you must request information no later than five business days prior to the expiration of the exchange offer, which expiration is [•] [a.m./p.m.], New York City time, on [•], 20[•].

You should rely only on the information contained or incorporated by reference in this prospectus. We have not authorized anyone to provide you with different information. We are not making an offer of the Exchange Notes in any state or other jurisdiction where the offer is not permitted. You should not assume that the information contained in this prospectus is accurate as of any date other than the date on the front of this prospectus.

Any broker-dealer that receives Exchange Notes for its own account in the exchange offer for Restricted Notes that were acquired as a result of market-making or other trading activities must acknowledge that it will comply with the prospectus delivery requirements of the Securities Act in connection with any resale or other transfer of the Exchange Notes received in the exchange offer. The accompanying letter of transmittal relating to the Exchange Offer states that, by so acknowledging and delivering a prospectus, such broker-dealer will not be deemed to admit that it is an “underwriter” of the Exchange Notes within the meaning of the Securities Act. This prospectus, as it may be amended or supplemented from time to time, may be used by such broker-dealer in connection with resales or other transfers of Exchange Notes received in the exchange offer for Restricted Notes that were acquired by the broker-dealer as a result of market-making or other trading activities.

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PROSPECTUS SUMMARY

This summary highlights some of the information contained elsewhere or incorporated by reference in this prospectus. It is not complete and may not contain all of the information that may be important to you. You should read our entire prospectus and the documents incorporated by reference carefully, including the section entitled “Risk Factors.”

Unless otherwise noted, the terms “we,” “us,” “our,” the “Company” and “Saratoga” refer to Saratoga Investment Corp. and its wholly owned subsidiaries, Saratoga Investment Funding II LLC (“SIF II”), Saratoga Investment Funding III LLC (“SIF III”), Saratoga Investment Corp. SBIC II LP (“SBIC II LP”), and Saratoga Investment Corp. SBIC III LP (“SBIC III LP” and together with SBIC II LP, the “SBIC Subsidiaries”) and does not refer to Saratoga Investment Corp. CLO 2013-1 Ltd. In addition, the terms “Saratoga Investment Advisors” and “investment adviser” refer to Saratoga Investment Advisors, LLC, our external investment adviser.

Overview

We are a specialty finance company that provides customized financing solutions to U.S. middle-market businesses. We primarily invest in senior and unitranche leveraged loans and mezzanine debt and, to a lesser extent, equity issued by private U.S. middle-market companies, which we define as companies having annual earnings before interest, taxes, depreciation and amortization (“EBITDA”) of between $2 million and $50 million, both through direct lending and through participation in loan syndicates. Our investment objective is to create attractive risk-adjusted returns by generating current income and long-term capital appreciation from our investments. Our investments generally provide financing for change of ownership transactions, strategic acquisitions, recapitalizations and growth initiatives in partnership with business owners, management teams and financial sponsors. Our investment activities are externally managed and advised by Saratoga Investment Advisors, a New York-based investment firm affiliated with Saratoga Partners, a middle-market private equity investment firm.

Our portfolio is comprised primarily of investments in leveraged loans issued by middle-market companies. Leveraged loans are generally senior debt instruments that rank ahead of subordinated debt with below investment grade or “junk” ratings or, if not rated, would be rated below investment grade or “junk” and, as a result, carry a higher risk of default. Leveraged loans also have the benefit of security interests on the assets of the portfolio company, which may rank ahead of, or be junior to, other security interests. Term loans are loans that do not allow the borrowers to repay all or a portion of the loans prior to maturity and then re-borrow such repaid amounts under the loan again. We also invest in mezzanine debt and make equity investments in middle-market companies. Mezzanine debt is typically unsecured and subordinated to senior debt of the portfolio company.

While our primary focus is to generate current income and capital appreciation from our debt and equity investments in middle-market companies, we may invest up to 30.0% of our portfolio in opportunistic investments in order to seek to enhance returns to stockholders. Such investments may include investments in distressed debt, including securities of companies in bankruptcy, foreign debt, private equity, securities of public companies that are not thinly traded and structured finance vehicles such as collateralized loan obligation funds.

Although we have no current intention to do so, we may invest in private equity funds in the future. Private equity funds are not limited in how they invest their assets, and the underlying investments held by private equity funds may impact our strategies, risks, and costs. Shareholders may have limited information about the underlying investments of the private equity funds in which we invest, including with respect to such funds’ holdings, liquidity, and valuation.

As of August 31, 2026, we had total assets of $1.26 billion and investments in 50 portfolio companies, excluding our investment in the subordinated notes and the Class F-2-R-3 Notes of Saratoga Investment Corp. CLO 2013-1, Ltd., a collateralized loan obligation fund (“Saratoga CLO”), each of which had a fair value of $0.0 million, as of August 31, 2026, our investment in the unsecured notes and equity interests in Saratoga Senior Loan Fund I JV LLC, a joint venture that we co-manage with TJHA JV I LLC (“SLF JV”), which had a fair value of $15.5 million and $4.1 million as of August 31, 2026, respectively, our investment in the Class E-R Notes of Saratoga Investment Corp Senior Loan Fund 2022-1 Ltd., a wholly owned subsidiary of SLF JV (“SLF 2022”), which had a fair value of $8.3 million as of August 31, 2026, and our BB and BBB CLO debt securities, which had a fair value of $62.1 million as of August 31, 2026. The overall portfolio composition as of August 31, 2026 consisted of 81.7% of first lien term loans, 3.8% of second lien term loans, 1.3% of unsecured term loans, 6.1% of structured finance securities and 7.1% of equity interests. As of August 31, 2026, the weighted average yield on all of our investments, including our investment in the subordinated notes and the Class F-2-R-3 Notes of Saratoga CLO, our investment in the Class E-R Notes of SLF 2022, and our investment in the unsecured notes and equity interests of SLF JV, was approximately 9.9%. The weighted average yield of our investments is not the same as a return on investment for our stockholders and, among other things, is calculated before the payment of our fees and expenses.

We are an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a BDC under the 1940 Act. As a BDC, we are required to comply with various regulatory requirements, including limitations on our use of debt. We finance our investments through borrowings. However, as a BDC, we are only generally allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing, or, if we obtain the required approvals from our directors who are not “independent persons” (as defined in Section 2(a)(19) of the 1940 Act) of the Company (“independent directors”) and/or stockholders, 150%. On April 16, 2018, as permitted by the Small Business Credit Availability Act, which was signed into law on March 23, 2018, our board of directors, including a majority of our independent directors, approved of our becoming subject to a minimum asset coverage ratio of 150% under Sections 18(a)(1) and 18(a)(2) of the 1940 Act. The 150% asset coverage ratio became effective on April 16, 2019.

We have elected to be treated, and intend to qualify annually, as a regulated investment company (“RIC”), under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As a RIC, we generally will not be subject to U.S. federal income tax on any net ordinary income or capital gains that we timely distribute to our stockholders if we meet certain source-of-income, annual distribution and asset-diversification requirements.

In addition, our wholly owned subsidiaries, SBIC II LP and SBIC III LP, received licenses to operate as small business investment companies (“SBIC”) from the Small Business Administration (the “SBA”) on August 14, 2019 and September 29, 2022, respectively. SBIC II and SBIC III provides up to $175.0 million and $250.0 million, respectively, in long-term capital in the form of debentures guaranteed by the SBA. The SBIC Subsidiaries are regulated by the SBA. Under current SBIC regulations, for two or more SBICs under common control, the maximum amount of outstanding SBA debentures cannot exceed $475.0 million with at least $250.0 million in combined regulatory capital. The SBIC Subsidiaries are able to borrow funds from the SBA against the SBIC’s regulatory capital (which generally approximates equity capital in the respective SBIC) and is subject to customary regulatory requirements, including, but not limited to, periodic examination by the SBA.

We received exemptive relief from the SEC to permit us to exclude the senior securities issued by the SBIC Subsidiaries from the definition of senior securities in the asset coverage requirement under the 1940 Act. This allows the Company increased flexibility under the asset coverage requirement by permitting it to borrow up to $425.0 million more than it would otherwise be able to absent the receipt of this exemptive relief.

The Company has established wholly owned subsidiaries SIA-AAP, Inc., SIA-SAIS, Inc., SIA-ARC, Inc., SIA-Avionte, Inc., SIA-AX, Inc., SIA-G4, Inc., SIA-GH, Inc., SIA-SGA, Inc., SIA-PP, Inc., SIA-SIQ, Inc., SIA-SZ, Inc., SIA-TG, Inc., SIA-Vector, Inc., and SIA-YUMI, Inc., which are structured as Delaware entities that are treated as corporations for U.S. federal income tax purposes and are intended to facilitate our compliance with the requirements to be treated as a RIC under the Code by holding equity or equity-like investments in portfolio companies organized as limited liability companies, or LLCs (or other forms of pass through entities). These entities are consolidated for accounting purposes but are not consolidated for U.S. federal income tax purposes and may incur U.S. federal income tax expense as a result of their ownership of portfolio companies.

On October 26, 2021, the Company and TJHA JV I LLC entered into a Limited Liability Company Agreement to co-manage SLF JV. SLF JV is a joint venture that invests in the debt or equity interests of collateralized loan obligations, loans, notes and other debt instruments.

Saratoga Investment Advisors

General

Saratoga Investment Advisors was formed in 2010 as a Delaware limited liability company and became our investment adviser in July 2010. Saratoga Investment Advisors is led by four principals, Christian L. Oberbeck, Michael J. Grisius, Thomas V. Inglesby, and Charles G. Phillips, with over 38, 33, 39, and 28 years of experience in leveraged finance, respectively. Saratoga Investment Advisors is affiliated with Saratoga Partners, a middle-market private equity investment firm. Saratoga Partners was established in 1984 to be the middle-market private investment arm of Dillon Read & Co. Inc. and has been independent of Dillon Read & Co. Inc., and its successor entity, SBC Warburg Dillon Read, since 1998. Saratoga Partners has a 36-year history of private investments in middle-market companies and focuses on public and private equity, preferred stock, and senior and mezzanine debt investments.

Our Relationship with Saratoga Investment Advisors

We utilize the personnel, infrastructure, relationships and experience of Saratoga Investment Advisors to enhance the growth of our business. We currently have no employees and each of our executive officers is also an officer of Saratoga Investment Advisors.

We have entered into an investment advisory and management agreement (the “Management Agreement”) with Saratoga Investment Advisors. Pursuant to the 1940 Act, the initial term of the Management Agreement was for two years from its effective date of July 30, 2010, and will remain in effect on a year-to-year basis if approved annually at an in-person meeting of the board of directors, a majority of whom must be independent directors. Most recently, our board of directors approved the renewal of the Management Agreement for an additional one-year term at an in-person meeting held on July 6, 2026. Pursuant to the Management Agreement, Saratoga Investment Advisors implements our business strategy on a day-to-day basis and performs certain services for us under the direction of our board of directors. Saratoga Investment Advisors is responsible for, among other duties, performing all of our day-to-day functions, determining investment criteria, sourcing, analyzing and executing investment transactions, asset sales, financings and performing asset management duties.

Saratoga Investment Advisors has formed an investment committee to advise and consult with its senior management team with respect to our investment policies, investment portfolio holdings, financing and leveraging strategies and investment guidelines. We believe that the collective experience of the investment committee members across a variety of fixed income asset classes will benefit us. The investment committee must unanimously approve all investments in excess of $1.0 million made by us. In addition, all sales of our investments must be approved by all four of our investment committee members. The current members of the investment committee are Messrs. Oberbeck, Grisius, Inglesby, and Phillips.

Summary of the Terms of the Exchange Offer

The following summary contains basic information about the exchange offer. It does not contain all the information that may be important to you. For a more complete description of the exchange offer, you should read the discussion under the heading “The Exchange Offer.”

Exchange Notes

$50,000,000 aggregate principal amount of 7.25% Notes due 2030 (the “Exchange Notes”).

The terms of our Exchange Notes that have been registered with the SEC under the Securities Act of 1933, as amended (the “Securities Act”) are substantially identical to those of our outstanding 7.25% Notes due 2030 (the “Restricted Notes”) that were issued in a transaction not requiring registration under the Securities Act on January 23, 2026, except that the transfer restrictions and registration rights relating to the Restricted Notes will not apply to the Exchange Notes, and the Exchange Notes will not provide for the payment of additional interest in the event of a registration default. In addition, the Exchange Notes will bear a different CUSIP number than the Restricted Notes. See “Description of the Exchange Notes.”

We refer to the Restricted Notes and the Exchange Notes collectively as the “Notes.”

Restricted Notes	$50,000,000 aggregate principal amount of 7.25% Notes due 2030, which were issued in a private placement on January 23, 2026.

The Exchange Offer	In the exchange offer, we will exchange the Restricted Notes for a like principal amount of the Exchange Notes to satisfy certain of our obligations under the registration rights agreement (the “Registration Rights Agreement”) that we entered into when the Restricted Notes were issued in reliance upon exemptions from registration under the Securities Act.

In order to be exchanged, an outstanding Restricted Note must be validly tendered and accepted. We will accept any and all Restricted Notes validly tendered and not withdrawn prior to [•] [a.m./p.m.], New York City time, on [•], 20[•]. Holders may tender some or all of their Restricted Notes pursuant to the exchange offer. However, Restricted Notes may be tendered only in denominations of $2,000 integral multiples of $1,000 in excess thereof.

We will issue Exchange Notes promptly after the expiration of the exchange offer. See “The Exchange Offer—Terms of the Exchange Offer.”

Registration Rights Agreement

In connection with the private placement of the Restricted Notes, we entered into a Registration Rights Agreement with the purchaser named therein.

Under the Registration Rights Agreement, we agreed, for the benefit of the holder of the Restricted Notes, to use commercially reasonable efforts to:

•    file a registration statement (the “Exchange Offer Registration Statement”) with respect to a registered offer to exchange the Restricted Notes for the Exchange Notes having terms substantially identical to the Restricted Notes being exchanged, except that the transfer restrictions and registration rights relating to the Restricted Notes will not apply to the Exchange Notes, and the Exchange Notes will not provide for the payment of additional interest in the event of a registration default;

•    cause the exchange offer registration statement to become or be declared effective by the SEC under the Securities Act; and

•    consummate the exchange offer on the earliest practicable date after the Exchange Offer Registration Statement has been declared effective but in no event later than 365 days after the issue date.

The registration statement of which this prospectus forms a part constitutes an Exchange Offer Registration Statement for purposes of the Registration Rights Agreement.

We also agreed to keep the Exchange Offer Registration Statement effective for not less than the minimum period required under applicable federal and state securities laws to consummate the exchange offer; provided, however, that in no event shall such period be less than 20 business days after the commencement of the exchange offer. If we fail to meet certain conditions described in the Registration Rights Agreement (a “Registration Default”), the interest rate borne by the Restricted Notes will increase by 0.25% per annum for the first 90-day period following the occurrence of such Registration Default and will increase by an additional 0.25% per annum with respect to the subsequent 90-day period, for a maximum of 0.50% per annum as set forth in the Registration Rights Agreement (the “Additional Interest”). Additional Interest due pursuant to any Registration Default will be paid in cash on the relevant interest payment date to holders of record on the relevant regular record dates. Following the cure of all Registration Defaults relating to any particular Restricted Notes, the interest rate borne by the Restricted Notes will be reduced to the original interest rate borne by such Restricted Notes; provided, however, that, if after any such reduction in interest rate, a different Registration Default occurs, the interest rate borne by the relevant Restricted Notes will again be increased pursuant to the foregoing provisions.

If, for any reason, we are not able to effect the exchange offer on or before 365 days from the issue date of the applicable Registration Rights Agreement, upon the note holder’s request, we will be obligated to cause to be filed a shelf registration statement covering the resale of the Notes and use our commercially reasonable efforts to cause such registration statement to be declared effective.

A copy of the Registration Rights Agreement is incorporated by reference as an exhibit to the registration statement of which this prospectus forms a part. See “The Exchange Offer—Purpose and Effect of the Exchange Offer.”

Resales of Exchange Notes	We believe that the Exchange Notes received in the exchange offer may be resold or otherwise transferred by you without compliance with the registration and prospectus delivery requirements of the Securities Act (subject to the limitations described below). This, however, is based on your representations to us that:

(1)   you are acquiring the Exchange Notes in the ordinary course of your business;

(2)   you are not engaging in and do not intend to engage in a distribution of the Exchange Notes;

(3)   you do not have an arrangement or understanding with any person or entity to participate in the distribution of the Exchange Notes;

(4)   you are not our “affiliate,” as that term is defined in Rule 405 under the Securities Act;

(5)   you are not a broker-dealer tendering Restricted Notes acquired directly from us for your own account; and

(6)   you are not acting on behalf of any person that could not truthfully make these representations.

Our belief is based on interpretations by the staff of the SEC, as set forth in no-action letters issued to third parties unrelated to us, including Exxon Capital Holdings Corp., SEC no-action letter (April 13, 1988), Morgan, Stanley & Co. Inc., SEC no-action letter (June 5, 1991) and Shearman & Sterling, SEC no-action letter (July 2, 1993). We have not asked the staff for a no-action letter in connection with the exchange offer, however, and we cannot assure you that the staff would make a similar determination with respect to the exchange offer.

If you cannot make the representations described above:

•      you cannot rely on the applicable interpretations of the staff of the SEC;

•      you may not participate in the exchange offer; and

•      you must, in the absence of an exemption therefrom, comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale or other transfer of your Restricted Notes.

Any broker-dealer that receives Exchange Notes for its own account in the exchange offer for Restricted Notes that were acquired as a result of market-making or other trading activities must acknowledge that it will comply with the prospectus delivery requirements of the Securities Act in connection with any resale or other transfer of the Exchange Notes received in the exchange offer. See “Plan of Distribution.”

Expiration Date	The exchange offer will expire at [•] [a.m./p.m.], New York City time, on [•], 20[•], unless we decide to extend the exchange offer. We do not currently intend to extend the exchange offer, although we reserve the right to do so.

Conditions to the Exchange Offer	The exchange offer is subject to customary conditions, including that it will not violate any applicable law or any applicable interpretation of the staff of the SEC. The exchange offer is not conditioned upon any minimum principal amount of Restricted Notes being tendered for exchange. See “The Exchange Offer—Conditions.”

Procedures for Tendering Restricted Notes

The Restricted Notes are represented by global securities in fully registered form without coupons. Beneficial interests in the Restricted Notes are held by direct or indirect participants in The Depository Trust Company (“DTC”) through certificateless depositary interests and are shown on, and transfers of the Restricted Notes can be made only through, records maintained in book-entry form by DTC with respect to its participants.

Accordingly, if you wish to exchange your Restricted Notes for Exchange Notes pursuant to the exchange offer, you must transmit to U.S. Bank Trust Company, National Association, our exchange agent, prior to the expiration of the exchange offer, a computer-generated message transmitted through DTC’s Automated Tender Offer Program, which we refer to as “ATOP,” system and received by the exchange agent and forming a part of a confirmation of book-entry transfer in which you acknowledge and agree to be bound by the terms of the letter of transmittal (“Letter of Transmittal”). See “The Exchange Offer—Procedures for Tendering Restricted Notes.”

Procedures for Beneficial Owners	If you are the beneficial owner of Restricted Notes that are held in the name of a broker, dealer, commercial bank, trust company or other nominee, and you wish to tender your Restricted Notes in the exchange offer, you should promptly contact the person in whose name your Restricted Notes are held and instruct that person to tender on your behalf. See “The Exchange Offer—Procedures for Tendering Restricted Notes.”

Acceptance of Restricted Notes and Delivery of Exchange Notes	Except under the circumstances summarized above under “—Conditions to the Exchange Offer,” we will accept for exchange any and all Restricted Notes that are validly tendered (and not withdrawn) in the exchange offer prior to [•] [a.m./p.m.], New York City time, on the expiration date of the exchange offer. The Exchange Notes to be issued to you in the exchange offer will be delivered by credit to the accounts at DTC of the applicable DTC participants promptly following completion of the exchange offer. See “The Exchange Offer—Terms of the Exchange Offer.”

Withdrawal Rights; Non-Acceptance	You may withdraw any tender of your Restricted Notes at any time prior to [•] [a.m./p.m.], New York City time, on the expiration date of the exchange offer by following the procedures described in this prospectus and the letter of transmittal. Any Restricted Notes that have been tendered for exchange but are withdrawn or otherwise not exchanged for any reason will be returned by credit to the accounts at DTC of the applicable DTC participants, without cost to you, promptly after withdrawal of such Restricted Notes or expiration or termination of the exchange offer, as the case may be. See “ The Exchange Offer—Withdrawal Rights.”

No Appraisal or Dissenters’ Rights	Holders of the Restricted Notes do not have any appraisal or dissenters’ rights in connection with the exchange offer.

Exchange Agent	U.S. Bank Trust Company, National Association is serving as the exchange agent in connection with the exchange offer.

Consequences of Failure to Exchange

If you do not participate or validly tender your Restricted Notes in the exchange offer:

•     you will retain Restricted Notes that are not registered under the Securities Act and that will continue to be subject to restrictions on transfer that are described in the legend on the Restricted Notes;

•      you will not be able, except in very limited instances, to require us to register your Restricted Notes under the Securities Act;

•      you will not be able to resell or transfer your Restricted Notes unless they are registered under the Securities Act or unless you resell or transfer them pursuant to an exemption from registration under the Securities Act; and

•      the trading market for your Restricted Notes will become more limited to the extent that other holders of Restricted Notes participate in the exchange offer.

Material U.S. Federal Income Tax Considerations	Your exchange of Restricted Notes for Exchange Notes in the exchange offer will not result in any gain or loss to you for United States federal income tax purposes. See “Material U.S. Federal Income Tax Considerations.”

Summary of the Terms of the Exchange Notes

The summary below describes the principal terms of the Exchange Notes. Certain of the terms described below are subject to important limitations and exceptions. The “Description of Exchange Notes” section of this prospectus contains a more detailed description of the terms of the Exchange Notes.

Issuer	Saratoga Investment Corp.

Notes Offered	$50,000,000 aggregate principal amount of 7.25% Exchange Notes due 2030.

Maturity Date	The Exchange Notes will mature on May 1, 2030.

Ranking

The Exchange Notes will be our direct, general unsecured obligations and rank:

•      pari passu with our existing and future unsecured, unsubordinated indebtedness, including, as of October 30, 2026, $75.0 million principal amount outstanding of 4.35% 2027 Notes, $15.0 million principal amount outstanding of 6.25% 2027 Notes, $46.0 million principal amount outstanding of 8.00% 2027 Notes, $60.4 million principal amount outstanding of 8.125% 2027 Notes, $57.5 million principal amount outstanding of 8.50% 2028 Notes, $25.0 million principal amount outstanding of 7.25% 2029 Notes, $50.0 million principal amount outstanding of 7.25% 2030 Notes, $100.0 million principal amount outstanding of 7.50% 2031 Notes, and $120.8 million principal amount outstanding of 8.00% 2031 Notes (collectively, the “Notes”);

•      senior to any series of preferred stock that we may issue in the future;

•      senior to any of our future indebtedness that expressly provides it is subordinated to the Exchange Notes;

•      effectively subordinated to all our existing and future secured indebtedness (including indebtedness that is initially unsecured to which we subsequently grant security), to the extent of the value of the assets securing such indebtedness; and

•      structurally subordinated to all existing and future indebtedness and other obligations of any of our subsidiaries, including, as of October 30, 2026, $37.5 million outstanding under our special purpose vehicle financing credit facility with Live Oak Banking Company (the “Live Oak Credit Facility”), $59.4 million outstanding under our special purpose vehicle financing credit facility with Valley National Bank (the “Valley Credit Facility”), and $259.0 million outstanding in SBA-guaranteed debentures.

Interest Payment Dates	Each May 1 and November 1 of each year, commencing May 1, 2027. If an interest payment date falls on a non-business day, the applicable interest payment will be made on the next business day and no additional interest will accrue as a result of such delayed payment.

Optional Redemption

We may redeem some or all of the Exchange Notes at our option, in whole or in part, at any time and from time to time, at a redemption price plus a prepayment settlement amount, provided that such prepayment must equal at least 10% of the aggregate principal amount of the Exchange Notes then outstanding in the case of a partial prepayment.

Prior to March 1, 2030 (the “Par Call Date”), the redemption price will equal 100% of the principal amount of the Exchange Notes being prepaid plus the prepayment settlement amount, which will equal the excess, if any, of the discounted value of the remaining scheduled payments with respect to the called principal of the Exchange Notes over the amount of such called principal, provided that the make-whole amount may in no event be less than zero.

On or after the Par Call Date, the redemption price will equal 100% of the principal amount of the Exchange Notes being prepaid plus the prepayment settlement amount, which will equal accrued and unpaid interest thereon to, but excluding, the redemption date.

Change of Control; Offer to Repurchase	If a Change of Control Repurchase Event described under “Description of the Exchange Notes—Offer to Repurchase Upon a Change of Control Repurchase Event” occurs, we will be required to offer to repurchase for cash some or all of the Exchange Notes at a repurchase price equal to 100% of the principal amount of the Exchange Notes being repurchased, plus accrued and unpaid interest to, but excluding, the repurchase date.

Use of Proceeds	We will not receive any cash proceeds from the issuance of the Exchange Notes pursuant to the exchange offer. In consideration for issuing the Exchange Notes as contemplated in this prospectus, we will receive in exchange a like principal amount of Restricted Notes, the terms of which are substantially identical to the Exchange Notes. The Restricted Notes surrendered in exchange for the Exchange Notes will be retired and cancelled and cannot be reissued. Accordingly, the issuance of the Exchange Notes will not result in any change in our capitalization. We have agreed to bear the expenses of the exchange offer. No underwriter is being used in connection with the exchange offer.

Book-Entry Form

The Exchange Notes will be issued in book-entry form and will be represented by permanent global certificates deposited with, or on behalf of, DTC, and registered in the name of Cede & Co., as nominee of DTC. Beneficial interests in any of the Exchange Notes will be shown on, and transfers will be effected only through, records maintained by DTC or its nominee, and any such interest may not be exchanged for certificated securities, except in limited circumstances described below. See “Description of Exchange Notes—Book-Entry, Settlement and Clearance.”

Trustee	The trustee for the Exchange Notes will be U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association).

Governing Law	The Restricted Notes are, and the Exchange Notes will be, governed by the laws of the State of New York without regard to conflict of laws principles thereof.

Risk Factors	You should refer to the section entitled “Risk Factors” herein and other information included or incorporated by reference in this prospectus for an explanation of certain risks of investing in the Exchange Notes. See “Risk Factors.”

RISK FACTORS

In addition to the other information included in this prospectus, you should carefully consider the risks described under “Special Note Regarding Forward-Looking Statements” and under “Risk Factors” set forth in our Annual Report on Form 10-K for the fiscal year ended February 28, 2026, which is incorporated by reference in this prospectus, other than as specified, and the following risks before investing in the Exchange Notes. The risks and uncertainties described in this prospectus and the documents incorporated by reference into this prospectus are not the only risks we face. Additional risks and uncertainties not presently known to us, or not presently deemed material by us, may also impair our operations and performance.

Risks Related to the Exchange Notes

The Exchange Notes will be unsecured and therefore will be effectively subordinated to any secured indebtedness we have currently incurred or may incur in the future.

The Exchange Notes will not be secured by any of our assets or any of the assets of any of our subsidiaries. As a result, the Exchange Notes are effectively subordinated, or junior, to any secured indebtedness we or our subsidiaries have currently incurred or that we or our subsidiaries may incur in the future (or any indebtedness that is initially unsecured as to which we subsequently grant security) to the extent of the value of the assets securing such indebtedness. In any liquidation, dissolution, bankruptcy or other similar proceeding, the holders of any of our existing or future secured indebtedness and the secured indebtedness of our subsidiaries may assert rights against the assets pledged to secure that indebtedness in order to receive full payment of their indebtedness before the assets may be used to pay other creditors, including the holders of the Exchange Notes. Secured indebtedness is effectively senior to the Exchange Notes to the extent of the value of the assets securing such indebtedness.

The Exchange Notes will be structurally subordinated to the indebtedness and other liabilities of our subsidiaries, including the Live Oak Credit Facility, the Valley Credit Facility, and the SBA-guaranteed debentures.

The Exchange Notes are obligations exclusively of the Company and not of any of our subsidiaries. None of our subsidiaries are a guarantor of the Exchange Notes and the Exchange Notes are not required to be guaranteed by any subsidiaries we may acquire or create in the future. Any assets of our subsidiaries will not be directly available to satisfy the claims of our creditors, including holders of the Exchange Notes. Except to the extent we are a creditor with recognized claims against our subsidiaries, all claims of creditors of our subsidiaries will have priority over our equity interests in such subsidiaries (and therefore the claims of our creditors, including holders of the Exchange Notes) with respect to the assets of such subsidiaries. Even if we are recognized as a creditor of one or more of our subsidiaries, our claims would still be effectively subordinated to any security interests in the assets of any such subsidiary and to any indebtedness or other liabilities of any such subsidiary senior to our claims. Consequently, the Exchange Notes will be structurally subordinated, or junior, to all existing and future indebtedness and other liabilities (including trade payables) incurred by any of our existing and future subsidiaries, including the Live Oak Credit Facility, the Valley Credit Facility, and the SBA-guaranteed debentures. As of October 30, 2026, we had $37.5 million and $59.4 million in outstanding indebtedness under the Live Oak Credit Facility and the Valley Credit Facility, respectively, and we had the ability to borrow up to $75.0 million and $110.0 million under the Live Oak Credit Facility and the Valley Credit Facility, respectively, subject, in each case, to certain conditions. The Valley Credit Facility is secured by substantially all of the assets of SIF II and the Live Oak Credit Facility is secured by substantially all of the assets of SIF III. As of October 30, 2026, we had $259.0 million in SBA-guaranteed debentures outstanding. The indebtedness under the SBA-guaranteed debentures will be structurally senior to the Exchange Notes. In the future, SIF II, SIF III, the SBIC Subsidiaries and any of our future subsidiaries may incur substantial additional indebtedness, all of which would be structurally senior to the Exchange Notes.

A downgrade, suspension or withdrawal of the credit rating assigned by a rating agency to us or the Exchange Notes, if any, or change in the debt markets, could cause the liquidity or market value of the Exchange Notes to decline significantly.

Our credit ratings are an assessment by rating agencies of our ability to pay our debts when due. Consequently, real or anticipated changes in our credit ratings will generally affect the market value of the Exchange Notes. These credit ratings may not reflect the potential impact of risks relating to the structure or marketing of the Exchange Notes. Credit ratings are not a recommendation to buy, sell or hold any security, and may be revised or withdrawn at any time by the issuing organization in its sole discretion. Neither we nor any initial purchaser undertakes any obligation to maintain our credit ratings or to advise holders of Exchange Notes of any changes in our credit ratings.

There can be no assurance that our credit ratings will remain for any given period of time or that such credit ratings will not be lowered or withdrawn entirely by the rating agencies if, in their judgment, future circumstances relating to the basis of the credit ratings, such as adverse changes we experience, so warrant. The condition of the financial markets and prevailing interest rates have fluctuated in the past and are likely to fluctuate in the future, which could have an adverse effect on the market value of the Exchange Notes.

The Indenture contains limited protection for holders of the Exchange Notes.

The Indenture offers limited protection to holders of the Exchange Notes. The terms of the Indenture and the Exchange Notes do not restrict our or any of our subsidiaries’ ability to engage in, or otherwise be a party to, a variety of corporate transactions, circumstances or events that could have a material adverse impact on your investment in the Exchange Notes. In particular, the terms of the Indenture and the Exchange Notes do not place any restrictions on our or our subsidiaries’ ability to:

•	issue securities or otherwise incur additional indebtedness or other obligations, including (1) any indebtedness or other obligations that would be pari passu, or equal, in right of payment to the Exchange Notes, (2) any indebtedness or other obligations that would be secured and therefore rank effectively senior in right of payment to the Exchange Notes to the extent of the value of the assets securing such indebtedness, (3) indebtedness or other obligations of ours that are guaranteed by one or more of our subsidiaries and which therefore are structurally senior to the Exchange Notes and (4) securities, indebtedness or other obligations incurred by our subsidiaries that would be senior to our equity interests in our subsidiaries and therefore rank structurally senior to the Exchange Notes with respect to the assets of those subsidiaries, in each case other than an incurrence of indebtedness or other obligations that would cause a violation of Section 18(a)(1)(A) as modified by Section 61(a)(2) of the 1940 Act or any successor provisions, whether or not we continue to be subject to such provisions of the 1940 Act, but giving effect, in either case, to any exemptive relief granted to us by the SEC, which generally prohibit us from incurring additional borrowings, including through the issuance of additional debt securities, unless our asset coverage, as defined in the 1940 Act, equals at least 150% after such borrowings;

•	pay dividends on, or purchase or redeem or make any payments in respect of, capital stock or other securities ranking junior in right of payment to the Exchange Notes;

•	sell assets (other than certain limited restrictions on our ability to consolidate, merge or sell all or substantially all of our assets);

•	create liens (including liens on the shares of our subsidiaries) or enter into sale and leaseback transactions;

•	enter into transactions with affiliates;

•	make investments; or

•	create restrictions on the payment of dividends or other amounts to us from our subsidiaries.

Furthermore, the terms of the Indenture and the Exchange Notes do not protect holders of the Exchange Notes in the event that we experience changes (including significant adverse changes) in our financial condition, results of operations or credit ratings, as they do not require that we or our subsidiaries adhere to any financial tests or ratios or specified levels of net worth, revenues, income, cash flow or liquidity.

Our ability to recapitalize, incur additional debt (including additional debt that matures prior to the maturity of the Notes) and take a number of other actions are not limited by the terms of the Exchange Notes and may have important consequences for holders of the Exchange Notes, including making it more difficult for us to satisfy our obligations with respect to the Exchange Notes or negatively affecting the trading value of the Exchange Notes.

Certain of our current debt instruments include more protections for their holders than the Indenture and the Exchange Notes. In addition, other debt we issue or incur in the future could contain of our current debt instruments include more protections for its holders than the Indenture and the Exchange Notes, including additional covenants and events of default. The issuance or incurrence of any such debt with incremental protections could affect the market for and trading levels and prices of the Exchange Notes. See “Risk Factors—Risks Related to Our Business and Structure—We employ leverage, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing in us.” in our Annual Report on Form 10-K for the fiscal year ended February 28, 2026, which is incorporated by reference herein.

The optional redemption provision may materially adversely affect your return on the Exchange Notes.

The Exchange Notes are redeemable in whole or in part at any time or from time to time at our option. We may choose to redeem the Exchange Notes at times when prevailing interest rates are lower than the interest rate paid on the Exchange Notes. In this circumstance, you may not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as that of the Exchange Notes being redeemed.

If we default on our obligations to pay our other indebtedness, we may not be able to make payments on the Exchange Notes.

Any default under the agreements governing our indebtedness, including a default under the Live Oak Credit Facility, the Valley Credit Facility, the indentures governing the 4.35% 2027 Notes, 6.25% 2027 Notes, the 8.00% 2027 Notes, the 8.125% 2027 Notes, the 8.50% 2028 Notes, the 7.25% 2029 Notes, the 7.25% 2030 Notes, the 7.50% 2031 Notes, and the 8.00% 2031 Notes, or other indebtedness to which we may be a party, that is not waived by the required lenders or holders and the remedies sought by the lenders or holders of such indebtedness could make us unable to pay principal, premium, if any, and interest on the Exchange Notes and substantially decrease the market value of the Exchange Notes.

If we are unable to generate sufficient cash flow and are otherwise unable to obtain funds necessary to meet required payments of principal, premium, if any, and interest on our indebtedness, or if we otherwise fail to comply with the various covenants, including financial and operating covenants, as applicable, in the instruments governing our indebtedness, we could be in default under the terms of the agreements governing such indebtedness. In the event of such default, the holders of such indebtedness could elect to declare all the funds borrowed thereunder to be due and payable, together with accrued and unpaid interest, the lenders under the Live Oak Credit Facility, the Valley Credit Facility, or other debt we may incur in the future could elect to terminate their commitments, cease making further loans and institute foreclosure proceedings against our assets, and we could be forced into bankruptcy or liquidation.

Our ability to generate sufficient cash flow in the future is, to some extent, subject to general economic, financial, competitive, legislative and regulatory factors as well as other factors that are beyond our control. We cannot assure you that our business will generate cash flow from operations, or that future borrowings will be available to us under the Live Oak Credit Facility, the Valley Credit Facility, or otherwise, in an amount sufficient to enable us to meet our payment obligations under the Exchange Notes, the 4.35% 2027 Notes, 6.25% 2027 Notes, the 8.00% 2027 Notes, the 8.125% 2027 Notes, the 8.50% 2028 Notes, the 7.25% 2029 Notes, the 7.25% 2030 Notes, the 7.50% 2031 Notes, the 8.00% 2031 Notes, our other debt, and to fund other liquidity needs.

If our operating performance declines and we are not able to generate sufficient cash flow to service our debt obligations, we may, in the future, need to refinance or restructure our debt, including any Exchange Notes sold, sell assets, reduce or delay capital investments, seek to raise additional capital or seek to obtain waivers from the required lenders under the Live Oak Credit Facility, the Valley Credit Facility, the respective holders of the 4.35% 2027 Notes, 6.25% 2027 Notes, the 8.00% 2027 Notes, the 8.125% 2027 Notes, the 8.50% 2028 Notes, the 7.25% 2029 Notes, the 7.25% 2030 Notes, the 7.50% 2031 Notes, and the 8.00% 2031 Notes, or other debt that we may incur in the future, to avoid being in default. If we are unable to implement one or more of these alternatives, we may not be able to meet our payment obligations under the Exchange Notes and our other debt. If we breach our covenants under the Live Oak Credit Facility, the Valley Credit Facility, the indentures governing the 4.35% 2027 Notes, 6.25% 2027 Notes, the 8.00% 2027 Notes, the 8.125% 2027 Notes, the 8.50% 2028 Notes, the 7.25% 2029 Notes, the 7.25% 2030 Notes, the 7.50% 2031 Notes, and the 8.00% 2031 Notes, or other debt and seek a waiver, we may not be able to obtain a waiver from the required lenders or holders thereof. If this occurs, we would be in default and our lenders or debt holders could exercise their rights as described above, and we could be forced into bankruptcy or liquidation.

If we are unable to repay debt, lenders having secured obligations, including the lenders under the Live Oak Credit Facility and Valley Credit Facility, could proceed against the collateral securing the debt. Because each of the Live Oak Credit Facility and the Valley Credit Facility, and any future credit facilities will likely have customary cross-default provisions, if the indebtedness under the Exchange Notes, the Live Oak Credit Facility, the Valley Credit Facility, the indentures governing the 4.35% 2027 Notes, 6.25% 2027 Notes, the 8.00% 2027 Notes, the 8.125% 2027 Notes, the 8.50% 2028 Notes, the 7.25% 2029 Notes, the 7.25% 2030 Notes, the 7.50% 2031 Notes, and the 8.00% 2031 Notes, hereunder or under any future credit facility is accelerated, we may be unable to repay or finance the amounts due. See “Description of the Exchange Notes.”

We may not be able to repurchase the Exchange Notes upon a Change of Control Repurchase Event.

We may not be able to repurchase the Notes upon a Change of Control Repurchase Event because we may not have sufficient funds. We may not be able to borrow under the Live Oak Credit Facility or Valley Credit Facility to finance such a repurchase of the Notes, and future credit facilities may not allow advances to be used to repurchase the Notes. Upon the occurrence of a Change of Control Repurchase Event, subject to certain conditions, we will be required to offer to repurchase all outstanding Exchange Notes at 100% of their principal amount, plus accrued and unpaid interest to, but, excluding, the repurchase date. The terms of the Live Oak Credit Facility and Valley Credit Facility also provide that certain change of control events will constitute an event of default thereunder entitling the lenders to accelerate any indebtedness outstanding under the Live Oak Credit Facility and Valley Credit Facility at that time and to terminate the Live Oak Credit Facility or Valley Credit Facility. Our and our subsidiaries’ future financing facilities may contain similar restrictions and provisions. Our failure to purchase such tendered Exchange Notes upon the occurrence of such Change of Control Repurchase Event would cause an event of default under the Indenture governing the Exchange Notes and a cross-default under the agreements governing certain of our other indebtedness, including under the indenture governing the 4.35% 2027 Notes, and the agreements governing the Live Oak Credit Facility and Valley Credit Facility, which may result in the acceleration of such indebtedness requiring us to repay such indebtedness immediately. If the holders of the Exchange Notes, or the 4.35% 2027 Notes exercise their respective right to require us to repurchase any Exchange Notes or any 4.35% 2027 Notes, respectively, upon a Change of Control Repurchase Event (as defined in the relevant indenture), the financial effect of any repurchase could cause a default under our existing or future debt instruments, even if the Change of Control Repurchase Event itself would not cause a default. If a Change of Control Repurchase Event were to occur, we may not have sufficient funds to repay any such accelerated indebtedness. See “Description of the Exchange Notes—Offer to Repurchase Upon a Change of Control Repurchase Event.”

There is currently no public market for the Exchange Notes. If an active trading market for the Exchange Notes does not develop, or is not maintained, you may not be able to sell them.

The Exchange Notes are a new issue of debt securities and there currently is no trading market for the Exchange Notes. We do not intend to apply for listing of the Exchange Notes on any securities exchange or for quotation of the Exchange Notes on any automated dealer quotation system. If no active trading market develops, you may not be able to resell the Exchange Notes at their fair market value or at all. If the Exchange Notes are traded after their initial issuance, they may trade at a discount from their initial offering price depending on prevailing interest rates, the market for similar securities, our credit ratings, general economic conditions, our financial condition, performance and prospects and other factors.

To the extent an active trading market does not develop, the liquidity and trading price for the Exchange Notes may be harmed. Accordingly, you may be required to bear the financial risk of an investment in the Exchange Notes for an indefinite period of time.

FATCA withholding may apply to payments to certain foreign entities.

Payments made under the Exchange Notes to a foreign financial institution or non-financial foreign entity (including such an institution or entity acting as an intermediary) may be subject to a U.S. withholding tax of 30% under the U.S. Foreign Account Tax Compliance Act provisions of the Code (commonly referred to as “FATCA”). This withholding tax may apply to certain payments of interest on the Exchange Notes unless the foreign financial institution or non-financial foreign entity complies with certain information reporting, withholding, identification, certification and related requirements imposed by FATCA. You should consult your own tax advisors regarding FATCA and how it may affect your investment in the Exchange Notes.

Risks Related to the Exchange Offer

If you fail to exchange your Restricted Notes, they will continue to be restricted securities and may become less liquid.

Restricted Notes that you do not validly tender or that we do not accept will, following the exchange offer, continue to be restricted securities, and you may not offer to sell them except under an exemption from, or in a transaction not subject to, the Securities Act and applicable state securities laws. We will issue the Exchange Notes in exchange for the Restricted Notes in the exchange offer only following the satisfaction of the procedures and conditions set forth in “The Exchange Offer—Procedures for Tendering Restricted Notes.” Because we anticipate that most holders of the Restricted Notes will elect to exchange their outstanding Restricted Notes, we expect that the liquidity of the market for the Restricted Notes remaining after the completion of the exchange offer will be substantially limited, which may have an adverse effect upon and increase the volatility of the market price of the outstanding Restricted Notes. Any Restricted Notes tendered and exchanged in the exchange offer will reduce the aggregate principal amount of the outstanding Restricted Notes at maturity. Further, following the exchange offer, if you did not exchange your Restricted Notes, you generally will not have any further registration rights, and Restricted Notes will continue to be subject to certain transfer restrictions.

Broker-dealers may need to comply with the registration and prospectus delivery requirements of the Securities Act.

Any broker-dealer that (1) exchanges its Restricted Notes in the exchange offer for the purpose of participating in a distribution of the Exchange Notes or (2) resells Exchange Notes that were received by it for its own account in the exchange offer may be deemed to have received restricted securities and will be required to comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction by that broker-dealer. Any profit on the resale of the Exchange Notes and any commission or concessions received by a broker-dealer may be deemed to be underwriting compensation under the Securities Act.

You may not receive the Exchange Notes in the exchange offer if the exchange offer procedures are not validly followed.

We will issue the Exchange Notes in exchange for your Restricted Notes only if you validly tender such Restricted Notes before expiration of the exchange offer. Neither we nor the exchange agent is under any duty to give notification of defects or irregularities with respect to the tenders of the Restricted Notes for exchange. If you are the beneficial holder of Restricted Notes that are held through your broker, dealer, commercial bank, trust company or other nominee, and you wish to tender such Restricted Notes in the exchange offer, you should promptly contact the person through whom your Restricted Notes are held and instruct that person to tender the Restricted Notes on your behalf.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This prospectus, including the documents that we incorporate by reference herein, contains forward-looking statements including statements regarding our future financial condition, business strategy, and plans and objectives of management for future operations. All statements other than statements of historical facts, including statements regarding our future results of operations or financial condition, business strategy and plans, and objectives of management for future operations, are forward-looking statements. Any such forward-looking statements may involve substantial risks and uncertainties that may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about us, our current and prospective portfolio investments, our industry, our beliefs, and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “should,” “targets,” “projects” and variations of these words and similar expressions are intended to identify forward-looking statements. The forward-looking statements contained in this report involve risks and uncertainties, including statements as to:

●	our future operating results;

●	the introduction, withdrawal, success and timing of business initiatives and strategies;

●	changes in political, economic or industry conditions, the interest rate environment or financial and capital markets, which could result in changes in the value of our assets;

●	the relative and absolute investment performance and operations of our Manager;

●	the impact of increased competition;

●	our ability to turn potential investment opportunities into transactions and thereafter into completed and successful investments;

●	the unfavorable resolution of any future legal proceedings;

●	our business prospects and the operational and financial performance of our portfolio companies, including our ability to achieve our and their respective objectives as a result of the current economic conditions caused by, among other things, elevated levels of inflation, and uncertainty relating to the interest rate environment, and the effects of the disruptions caused thereby on our ability to continue to effectively manage our business;

●	interest rate volatility, including the uncertainty relating to the interest rate environment, could adversely affect our results, particularly if we elect to use leverage as part of our investment strategy;

●	the impact of investments that we expect to make and future acquisitions and divestitures;

●	our contractual arrangements and relationships with third parties;

●	the dependence of our future success on the general economy and its impact on the industries in which we invest;

●	the ability of our portfolio companies to achieve their objectives;

●	our expected financings and investments;

●	our regulatory structure and tax treatment, including our ability to operate as a BDC, or to operate our SBIC Subsidiaries, and to continue to qualify to be taxed as a RIC;

●	the adequacy of our cash resources and working capital;

●	the timing of cash flows, if any, from the operations of our portfolio companies;

●	the impact of supply chain constraints and labor difficulties on our portfolio companies and the global economy;

●	the elevated level of inflation, and its impact on our portfolio companies and on the industries in which we invest;

●	the uncertainty associated with the imposition of tariffs and trade barriers and changes in trade policy and its impact on our portfolio companies and the global economy;

●	the impact of geopolitical conditions on our portfolio companies and on the industries in which we invest, including the conflict between Ukraine and Russia and turmoil in Europe and the Middle East, and their impact on financial market volatility, global economic markets, and various sectors, industries and markets for commodities globally, such as oil and natural gas;

●	the impact of legislative and regulatory actions and reforms and regulatory, supervisory or enforcement actions of government agencies relating to us or our Manager;

●	the impact of changes to tax legislation and, generally, our tax position;

●	our ability to access capital and any future financings by us;

●	the ability of our investment adviser to attract and retain highly talented professionals; and

●	the ability of our investment adviser to locate suitable investments for us and to monitor and effectively administer our investments.

These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including without limitation:

•	an economic downturn and significant disruptions to our portfolio companies, including supply chain disruptions, labor shortages, and uncertainty associated with the imposition of tariffs, could impair our portfolio companies’ ability to continue to operate, which could lead to the loss of some or all of our investments in such portfolio companies;

•	a contraction of available credit and/or an inability to access the equity markets could impair our lending and investment activities;

•	interest rate volatility could adversely affect our results, particularly because we use leverage as part of our investment strategy;

•	the elevated level of inflation could adversely affect our business, results of operations and financial condition of our portfolio companies, which may, in turn, impact the valuation of such portfolio companies; and

•	the risks, uncertainties and other factors we identify in the section titled “Risk Factors” in this prospectus and in Part I, Item 1A of our most recent Annual Report on Form 10-K, in Part II, Item 1A of any subsequent Quarterly Report on Form 10-Q, and those discussed in other documents we file with the SEC.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. Important assumptions include our ability to originate new debt investments, certain margins and levels of profitability and the availability of additional capital. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include those described or identified in “Risk Factors” in Part I, Item 1A of our most recent Annual Report on Form 10-K, in Part II, Item 1A of our most recent Quarterly Report on Form 10-Q, and elsewhere in this prospectus, including the documents we incorporate by reference. You should not place undue reliance on these forward-looking statements, which are based on information available to us as of the applicable date of this prospectus, including any documents incorporated by reference, and while we believe such information forms, or will form, a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely on these statements. Except as otherwise required by federal securities laws, we do not undertake to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements do not meet the safe harbor for forward-looking statements pursuant to Section 27A of the Securities Act or Section 21E of the Exchange Act.

THE EXCHANGE OFFER

Purpose and Effect of the Exchange Offer

We issued $50,000,000 aggregate principal amount of the Restricted Notes in a transaction not requiring registration under the Securities Act on January 23, 2026. The Restricted Notes were originally issued pursuant to the Note Purchase Agreement, dated January 23, 2026, by and between us and the initial purchasers of the Restricted Notes (the “Note Purchase Agreement”), and the Exchange Notes will be issued pursuant to a base indenture dated as of May 10, 2013, and a nineteenth supplemental indenture to be entered into by and between us and U.S. Bank Trust Company, National Association, as trustee. We refer to the base indenture and the nineteenth supplemental indenture collectively as the “Indenture” and to U.S. Bank Trust Company, National Association as the “trustee” or “U.S. Bank.”

In connection with the issuance of the Restricted Notes, we entered into a Registration Rights Agreement, which requires that we file this registration statement under the Securities Act with respect to the Exchange Notes to be issued in the exchange offer and, upon the effectiveness of this registration statement, offer to you the opportunity to exchange your Restricted Notes for a like principal amount of Exchange Notes.

Under the Registration Rights Agreement, we agreed, for the benefit of the holders of the Restricted Notes, to use commercially reasonable efforts to:

•	file the Exchange Offer Registration Statement with respect to a registered offer to exchange the Restricted Notes for the Exchange Notes having terms substantially identical to the Restricted Notes being exchanged, except that the transfer restrictions and registration rights relating to the Restricted Notes will not apply to the Exchange Notes, and the Exchange Notes will not provide for the payment of additional interest in the event of a registration default;

•	cause the exchange offer registration statement to become or be declared effective by the SEC under the Securities Act; and

•	consummate the exchange offer on the earliest practicable date after the exchange offer registration statement has been declared effective but in no event later than 365 days after the issue date.

We also agreed to keep the Exchange Offer Registration Statement effective for not less than the minimum period required under applicable federal and state securities laws to consummate the exchange offer; provided, however, that in no event shall such period be less than 20 business days after the commencement of the exchange offer. If there is a Registration Default, the interest rate borne by the affected series of Restricted Notes will increase by 0.25% per annum for the first 90-day period following the occurrence of such Registration Default and will increase by an additional 0.25% per annum with respect to the subsequent 90-day period, for a maximum of 0.50% per annum as set forth in the Registration Rights Agreement. Additional Interest due pursuant to any Registration Default will be paid in cash on the relevant interest payment date to holders of record on the relevant regular record dates. Following the cure of all Registration Defaults relating to any particular Restricted Notes, the interest rate borne by the Restricted Notes will be reduced to the original interest rate borne by Restricted Notes; provided, however, that, if after any such reduction in interest rate, a different Registration Default occurs, the interest rate borne by the Restricted Notes will again be increased pursuant to the foregoing provisions.

If, for any reason, we are not able to effect the exchange offer on or before 365 days from the issue date of the Registration Rights Agreement, upon any note holder’s request, we will be obligated to file a shelf registration statement covering the resale of the Notes and use our commercially reasonable efforts to cause such registration statement to be declared effective.

The Exchange Notes will be issued without a restrictive legend and, except as set forth below, you may resell or otherwise transfer them without compliance without additional registration under the Securities Act. After we complete the exchange offer, our obligation to register the exchange of Exchange Notes for Restricted Notes will terminate. A copy of the Registration Rights Agreement has been filed as an exhibit to the registration statement of which this prospectus is a part.

Based on interpretations by the staff of the SEC set forth in no-action letters issued to third parties unrelated to us, including Exxon Capital Holdings Corp., SEC no-action letter (April 13, 1988), Morgan, Stanley & Co. Inc., SEC no-action letter (June 5, 1991) and Shearman & Sterling, SEC no-action letter (July 2, 1993), subject to the limitations described in the succeeding three paragraphs, we believe that you may resell or otherwise transfer the Exchange Notes issued to you in the exchange offer without compliance with the registration and prospectus delivery requirements of the Securities Act. Our belief, however, is based on your representations to us that:

•	you are acquiring the Exchange Notes in the ordinary course of your business;

•	you are not engaging in and do not intend to engage in a distribution of the Exchange Notes;

•	you do not have an arrangement or understanding with any person or entity to participate in the distribution of the Exchange Notes;

•	you are not our “affiliate” as that term is defined in Rule 405 under the Securities Act;

•	you are not a broker-dealer tendering Restricted Notes acquired directly from us for your own account; and

•	you are not acting on behalf of any person that could not truthfully make these representations.

If you cannot make the representations described above, you may not participate in the exchange offer, you may not rely on the staff’s interpretations discussed above, and you must, in the absence of an exemption therefrom, comply with registration and the prospectus delivery requirements of the Securities Act in order to resell your Restricted Notes.

Each broker-dealer that receives Exchange Notes for its own account in the exchange offer for Restricted Notes that were acquired as a result of market-making or other trading activities must acknowledge that it will comply with the prospectus delivery requirements of the Securities Act in connection with any resale or other transfer of the Exchange Notes received in the exchange offer. See “Plan of Distribution.”

We have not asked the staff for a no-action letter in connection with the exchange offer, however, and we cannot assure you that the staff would make a similar determination with respect to the exchange offer.

If you are not eligible to participate in the exchange offer, you can request, within 365 days of the issue date of the Registration Rights Agreement, that we file a “shelf” registration statement pursuant to Rule 415 under the Securities Act. In the event that we are obligated to file a shelf registration statement, we will be required to use commercially reasonable efforts to keep the shelf registration statement effective to the extent necessary to ensure that it is available for resales of Registered Notes for a period of at least one year following the effective date of such shelf registration statement. See “—Procedures for Tendering Restricted Notes.”

Consequences of Failure to Exchange

If you do not participate or validly tender your Restricted Notes in the exchange offer:

•	you will retain your Restricted Notes that are not registered under the Securities Act and they will continue to be subject to restrictions on transfer that are described in the legend on the Restricted Notes;

•	you will not be able to require us to register your Restricted Notes under the Securities Act unless, as set forth above, you do not receive freely tradable Exchange Notes in the exchange offer or are not eligible to participate in the exchange offer, and we are obligated to file a shelf registration statement;

•	you will not be able to resell or otherwise transfer your Restricted Notes unless they are registered under the Securities Act or unless you offer to resell or transfer them pursuant to an exemption under the Securities Act; and

•	the trading market for your Restricted Notes will become more limited to the extent that other holders of Restricted Notes participate in the exchange offer.

Terms of the Exchange Offer

Upon the terms and subject to the conditions set forth in this prospectus and in the accompanying letter of transmittal, we will accept any and all Restricted Notes validly tendered and not withdrawn prior to [•] [a.m./p.m.], New York City time, on the expiration date of the exchange offer. We will issue $1,000 principal amount of the Exchange Notes in exchange for each $1,000 principal amount of the Restricted Notes accepted in the exchange offer. You may tender some or all of your Restricted Notes pursuant to the exchange offer; however, Restricted Notes may be tendered only in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

The Exchange Notes issued to you in the exchange offer will be delivered by credit to the accounts at DTC of the applicable DTC participants.

The form and terms of the Exchange Notes are substantially identical to those of the Restricted Notes, except that the transfer restrictions and registration rights relating to the Restricted Notes will not apply to the Exchange Notes, and the Exchange Notes will not provide for the payment of additional interest in the event of a registration default. In addition, the Exchange Notes will bear a different CUSIP number than the Restricted Notes. The Exchange Notes will be issued under and entitled to the benefits of the Indenture.

As of the date of this prospectus, $50,000,000 aggregate principal amount of the Restricted Notes are outstanding and registered in the name of Cede & Co., as nominee for DTC. This prospectus, together with the letter of transmittal, is being sent to the registered holder and to others believed to have beneficial interests in the Restricted Notes. We intend to conduct the exchange offer in accordance with the applicable requirements of the Exchange Act and the rules and regulations of the SEC promulgated under the Exchange Act.

We will be deemed to have accepted validly tendered Restricted Notes if and when we have given written notice of our acceptance to U.S. Bank, the exchange agent for the exchange offer. The exchange agent will act as our agent for the purpose of receiving from us the Exchange Notes for the tendering noteholders. If we do not accept any tendered Restricted Notes because of an invalid tender, the occurrence of certain other events set forth in this prospectus or otherwise, we will return such Restricted Notes by credit to the accounts at DTC of the applicable DTC participants, without expense, to the tendering noteholder as promptly as practicable after the expiration date of the exchange offer.

You will not be required to pay brokerage commissions or fees or transfer taxes, except as set forth under “—Transfer Taxes,” with respect to the exchange of your Restricted Notes in the exchange offer. We will pay all charges and expenses, other than certain applicable taxes, in connection with the exchange offer. See “—Fees and Expenses.”

Expiration Date; Extension; Amendment

The expiration date for the exchange offer will be [•] [a.m./p.m.], New York City time, on [•], 20[•], unless we determine, in our sole discretion, to extend the exchange offer, in which case it will expire at the later date and time to which it is extended. We do not currently intend to extend the exchange offer, although we reserve the right to do so. If we extend the exchange offer, we may delay acceptance of any Restricted Notes by giving oral (any such oral notice to be promptly confirmed in writing) or written notice of the extension to the exchange agent and give each registered holder of Restricted Notes notice by means of a press release or other public announcement of any extension prior to [•] [a.m./p.m.], New York City time, on the next business day after the scheduled expiration date.

We also reserve the right, in our sole discretion:

•	to accept tendered Restricted Notes upon the expiration of the exchange offer, and extend the exchange offer with respect to untendered Restricted Notes;

•	subject to applicable law, to delay accepting any Restricted Notes, to extend the exchange offer or to terminate the exchange offer if, in our reasonable judgment, any of the conditions set forth under “—Conditions” have not been satisfied or waived, to terminate the exchange offer by giving oral (any such oral notice to be promptly confirmed in writing) or written notice of such delay or termination to the exchange agent; or

•	to amend or waive the terms and conditions of the exchange offer in any manner by complying with Rule 14e-l(d) under the Exchange Act, to the extent that rule applies.

We will notify you as promptly as we can of any extension, termination or amendment. In addition, we acknowledge and undertake to comply with the provisions of Rule 14e-l(c) under the Exchange Act, which requires us to issue the Exchange Notes, or return the Restricted Notes tendered for exchange, promptly after the termination or withdrawal of the exchange offer.

Procedures for Tendering Restricted Notes

The Restricted Notes are represented by global securities without interest coupons in fully registered form, registered in the name of Cede & Co., as nominee for DTC. Beneficial interests in the global securities are held by direct or indirect participants in DTC through certificate-less depositary interests and are shown on, and transfers of these interests are effected only through, records maintained in book-entry form by DTC with respect to its participants. You are not entitled to receive certificated Restricted Notes in exchange for your beneficial interest in these global securities except in limited circumstances described in “Description of the Exchange Notes—Book-Entry, Settlement and Clearance.”

Accordingly, you must tender your Restricted Notes pursuant to DTC’s ATOP procedures. As the DTC’s ATOP system is the only method of processing exchange offers through DTC, you must instruct a participant in DTC to transmit to the exchange agent on or prior to the expiration date for the exchange offer a computer-generated message transmitted by means of the ATOP system and received by the exchange agent and forming a part of a confirmation of book-entry transfer, in which you acknowledge and agree to be bound by the terms of the letter of transmittal, instead of sending a signed, hard copy letter of transmittal. DTC is obligated to communicate those electronic instructions to the exchange agent. To tender Restricted Notes through the ATOP system, the electronic instructions sent to DTC and transmitted by DTC to the exchange agent must contain the character by which the participant acknowledges its receipt of, and agrees to be bound by, the letter of transmittal, including the representations to us described above under “—Purpose and Effect of the Exchange Offer,” and be received by the exchange agent prior to [•] [a.m./p.m.], New York City time, on the expiration date.

If you hold Restricted Notes through a broker, dealer, commercial bank, trust company, other financial institution or other nominee, each referred to herein as an “intermediary,” and you wish to tender your Restricted Notes, you should contact such intermediary promptly and instruct such intermediary to tender on your behalf. So long as the Restricted Notes are in book-entry form represented by global securities, Restricted Notes may only be tendered by your intermediary pursuant to DTC’s ATOP procedures.

If you tender a Restricted Note and you do not properly withdraw the tender prior to the expiration date, you will have made an agreement with us to participate in the exchange offer in accordance with the terms and subject to the conditions set forth in this prospectus and in the letter of transmittal.

We will determine, in our sole discretion, all questions regarding the validity, form, eligibility, including time of receipt, acceptance and withdrawal of tendered Restricted Notes. Our determination will be final and binding. We reserve the absolute right to reject any and all Restricted Notes not validly tendered or any Restricted Notes our acceptance of which would, in the opinion of our counsel, be unlawful. We also reserve the right to waive any defects, irregularities or conditions of tender as to certain Restricted Notes. Our interpretation of the terms and conditions of the exchange offer, including the instructions in the letter of transmittal, will be final and binding on all parties.

You must cure any defects or irregularities in connection with tenders of your Restricted Notes within the time period that we determine unless we waive that defect or irregularity. Although we intend to notify you of defects or irregularities with respect to your tender of Restricted Notes, neither we, the exchange agent nor any other person will incur any liability for failure to give this notification. Your tender will not be deemed to have been made and your Restricted Notes will be returned to you unless otherwise provided in the letter of transmittal, as soon as practicable following the expiration of the exchange offer, if:

•	you invalidly tender your Restricted Notes;

•	you have not cured any defects or irregularities in your tender; and

•	we have not waived those defects, irregularities or invalid tender. In addition, we reserve the right in our sole discretion to:

•	purchase or make offers for, or offer Exchange Notes for, any Restricted Notes that remain outstanding subsequent to the expiration of the exchange offer;

•	terminate the exchange offer; and

•	to the extent permitted by applicable law, purchase Restricted Notes in the open market, in privately negotiated transactions or otherwise.

The terms of any of these purchases of or offers for Restricted Notes could differ from the terms of the exchange offer.

In all cases, the issuance of Exchange Notes for Restricted Notes that are accepted for exchange in the exchange offer will be made only after timely receipt by the exchange agent of a timely book-entry confirmation of your Restricted Notes into the exchange agent’s account at DTC, a computer-generated message instead of the Letter of Transmittal, and all other required documents. If any tendered Restricted Notes are not accepted for any reason set forth in the terms and conditions of the exchange offer or if Restricted Notes are submitted for a greater principal amount than you indicate your desire to exchange, the unaccepted or non-exchanged Restricted Notes, or Restricted Notes in substitution therefor, will be returned without expense to you by credit to the accounts at DTC of the applicable DTC participant, as promptly as practicable after rejection of tender or the expiration or termination of the exchange offer.

Book-Entry Transfer

The exchange agent will make a request to establish an account with respect to the Restricted Notes at DTC for purposes of the exchange offer after the date of this prospectus, and any financial institution that is a participant in DTC’s systems may make book-entry delivery of Restricted Notes being tendered by causing DTC to transfer such Restricted Notes into the exchange agent’s account at DTC in accordance with DTC’s procedures for transfer.

Any DTC participant wishing to tender Restricted Notes in the exchange offer (whether on its own behalf or on behalf of the beneficial owner of Restricted Notes) should transmit its acceptance to DTC sufficiently far in advance of the expiration of the exchange offer so as to permit DTC to take the following actions prior to [•] [a.m./p.m.], New York City time, on the expiration date. DTC will verify such acceptance, execute a book-entry transfer of the tendered Restricted Notes into the exchange agent’s account at DTC and then send to the exchange agent a confirmation of such book-entry transfer. The confirmation of such book-entry transfer will include a confirmation that such DTC participant acknowledges and agrees (on behalf of itself and on behalf of any beneficial owner of the applicable Restricted Notes) to be bound by the letter of transmittal. All of the foregoing, together with any other required documents, must be delivered to and received by the exchange agent prior to [•] [a.m./p.m.], New York City time, on the expiration date.

No Guaranteed Delivery Procedures

Guaranteed delivery procedures are not available in connection with the exchange offer.

Withdrawal Rights

You may withdraw tenders of your Restricted Notes at any time prior to [•] [a.m./p.m.], New York City time, on the expiration date of the exchange offer.

For your withdrawal to be effective, the exchange agent must receive an electronic ATOP transmission of the notice of withdrawal at its address set forth below under “—Exchange Agent,” prior to [•] [a.m./p.m.], New York City time, on the expiration date.

The notice of withdrawal must:

•	specify the name and DTC account number of the DTC participant that tendered such Restricted Notes;

•	specify the principal amount of Restricted Notes to be withdrawn;

•	specify the name and account number of the DTC participant to which the withdrawn Restricted Notes should be credited; and

•	contain a statement that the holder is withdrawing its election to have the Restricted Notes exchanged.

We will determine all questions regarding the validity, form and eligibility, including time of receipt, of withdrawal notices. Our determination will be final and binding on all parties. Any Restricted Notes that have been withdrawn will be deemed not to have been validly tendered for exchange for purposes of the exchange offer. Any Restricted Notes that have been tendered for exchange but that are withdrawn and not exchanged will be returned by credit to the account at DTC of the applicable DTC participant without cost as soon as practicable after withdrawal. Properly withdrawn Restricted Notes may be retendered by following one of the procedures described under “—Procedures for Tendering Restricted Notes” above at any time on or prior to [•] [a.m./p.m.], New York City time, on the expiration date.

No Appraisal or Dissenters’ Rights

You do not have any appraisal or dissenters’ rights in connection with the exchange offer.

Conditions

Notwithstanding any other provision of the exchange offer, and subject to our obligations under the Registration Rights Agreement, we will not be required to accept for exchange, or to issue Exchange Notes in exchange for, any Restricted Notes and may terminate or amend the exchange offer, if at any time before the acceptance of any Restricted Notes for exchange any one of the following events occurs:

•	any injunction, order or decree has been issued by any court or any governmental agency that would prohibit, prevent or otherwise materially impair our ability to complete the exchange offer; or

•	the exchange offer violates any applicable law or any applicable interpretation of the staff of the SEC.

These conditions are for our sole benefit, and we may assert them regardless of the circumstances giving rise to them, subject to applicable law. We also may waive in whole or in part at any time and from time to time any particular condition in our sole discretion. If we waive a condition, we may be required, in order to comply with applicable securities laws, to extend the expiration date of the exchange offer. Our failure at any time to exercise any of the foregoing rights will not be deemed a waiver of these rights, and these rights will be deemed ongoing rights which may be asserted at any time and from time to time.

In addition, we will not accept for exchange any Restricted Notes validly tendered, and no Exchange Notes will be issued in exchange for any tendered Restricted Notes, if, at the time the Restricted Notes are tendered, any stop order is threatened by the SEC or in effect with respect to the registration statement of which this prospectus is a part or the qualification of the Indenture under the Trust Indenture Act of 1939, as amended.

The exchange offer is not conditioned on any minimum principal amount of Restricted Notes being tendered for exchange.

Exchange Agent

We have appointed U.S. Bank as exchange agent for the exchange offer. Questions, requests for assistance and requests for additional copies of this prospectus, the Letter of Transmittal and other related documents should be directed to the exchange agent addressed as follows:

U.S. Bank Trust Company, National Association, as Exchange Agent

By Registered or Certified Mail, Overnight Delivery on or before

[•] [a.m./p.m.] New York City Time, on the Expiration Date:

Attn: Specialized Finance

111 Fillmore Avenue

St. Paul, MN 55107-1402

For Information or Confirmation by Telephone Call:

1-800-934-6802

DELIVERY OF A LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF SUCH LETTER OF TRANSMITTAL VIA EMAIL OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

The exchange agent also acts as the trustee under the Indenture.

Fees and Expenses

We will not pay brokers, dealers or others soliciting acceptances of the exchange offer. The principal solicitation is being made by mail. Additional solicitations, however, may be made in person, by email or by telephone by our officers and employees.

We will pay the estimated cash expenses to be incurred in connection with the exchange offer. These are estimated in the aggregate to be approximately $125,000 which includes fees and expenses of the exchange agent and accounting, legal, printing and related fees and expenses.

Transfer Taxes

You will not be obligated to pay any transfer taxes in connection with a tender of your Restricted Notes unless Exchange Notes are to be registered in the name of, or Restricted Notes (or any portion thereof) not tendered or not accepted in the exchange offer are to be returned to, a person other than the registered tendering holder of the Restricted Notes, in which event the registered tendering holder will be responsible for the payment of any applicable transfer tax. In addition, tendering holders will be responsible for any transfer tax imposed for any reason other than the transfer of Restricted Notes to, or upon the order of, us pursuant to the exchange offer.

Accounting Treatment

We will not recognize any gain or loss for accounting purposes upon the consummation of the exchange offer. We will amortize the expense of the exchange offer over the term of the Exchange Notes under generally accepted accounting principles in the United States of America (“GAAP”). The unamortized debt issuance costs are reflected in the carrying value of the Company’s unsecured notes as presented in the Consolidated Statements of Assets and Liabilities. Debt issuance costs are amortized through the life of the Notes and recorded as interest expense.

DESCRIPTION OF THE EXCHANGE NOTES

We issued the Restricted Notes under the Note Purchase Agreement, and will issue the Exchange Notes under the Indenture. The terms of the Exchange Notes include those expressly set forth in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended. The following description is a summary of the material provisions of the Notes and the Indenture and does not purport to be complete. This summary is subject to and is qualified by reference to all the provisions of the Notes and the Indenture, including the definitions of certain terms used in the Indenture. We urge you to read these documents because they, and not this description, define your rights as a holder of the Notes.

For purposes of this description, references to “we,” “our” and “us” refer only to the Company and not to any of its current or future subsidiaries and references to “subsidiaries” refer only to our consolidated subsidiaries and exclude any investments held by the Company in the ordinary course of business which are not, under GAAP, consolidated on the financial statements of the Company and its subsidiaries.

General

The Restricted Notes are, and the Exchange Notes will be our direct, general unsecured obligations ranking equally in right of payment with all of our other senior unsecured indebtedness from time to time outstanding. The Restricted Notes are, and the Exchange Notes will be issued in an aggregate principal amount of $50,000,000. The Notes will mature on May 1, 2030, unless previously redeemed or repurchased in full by us as provided below under “—Optional Redemption” or “—Offer to Repurchase Upon a Change of Control Repurchase Event.” The Exchange Notes and the Restricted Notes that remain outstanding after the exchange offer will be a single series under the Indenture.

The Restricted Notes bear, and the Exchange Notes will bear interest at the rate of 7.25% per annum from January 23, 2026, or from the most recent date on which interest has been paid or duly provided for to the stated maturity or date of earlier redemption. Interest on the Notes will be payable semi-annually in arrears on May 1 and November 1 of each year, commending May 1, 2027 (if an interest payment date falls on a day that is not a business day, then the applicable interest payment will be made on the next succeeding business day and no additional interest will accrue as a result of such delayed payment), to the persons in whose names such notes were registered at 5:00 p.m. New York City time (the “close of business”) on the immediately preceding April 30 and October 31 (whether or not a business day), respectively. The term “business day” means, with respect to any of the Notes, any day other than a Saturday, a Sunday or a day on which banking institutions in New York or the city in which the corporate trust office of the trustee is located are authorized or obligated by law or executive order to close.

Interest payments in respect of the Notes will equal the amount of interest accrued from and including the immediately preceding interest payment date in respect of which interest has been paid or duly provided for (or from and including the date of issue, if no interest has been paid or duly provided for with respect to the Notes), to, but excluding, the applicable interest payment date or stated maturity date or date of early redemption, as the case may be. Interest on the Notes will be computed on the basis of a 360-day year composed of twelve 30-day months.

We issued the Restricted Notes initially in aggregate principal amount of $50,000,000 under the Note Purchase Agreement. Neither the Note Purchase Agreement nor the Indenture limit the amount of debt that may be issued by us or our subsidiaries but do contain a covenant regarding our asset coverage that would have to be satisfied at the time of incurrence of additional indebtedness. See “—Covenants”. Neither the Note Purchase Agreement nor the Indenture contain any financial covenants and do not restrict us from paying dividends or issuing or repurchasing our other securities. Other than restrictions and other provisions described under “Offer to Repurchase Upon a Change of Control Repurchase Event” and “Merger, Consolidation or Sale of Assets” below, neither the Note Purchase Agreement nor the Indenture contain any covenants or other provisions designed to afford holders of the Notes protection in the event of a highly leveraged transaction involving us or in the event of a decline in our credit rating as the result of a takeover, recapitalization, highly leveraged transaction or similar restructuring involving us that could adversely affect such holders. We may, without the consent of the holders, issue additional Notes under the Indenture with the same terms (except for the issue date, offering price and, if applicable, the initial interest payment date) and with the same CUSIP number as the Notes offered hereby in an unlimited aggregate principal amount; provided that such additional Notes must either be issued in a “qualified reopening” for U.S. federal income tax purposes, with no more than a de minimis amount of original issue discount, or otherwise be part of the same issue as the Notes offered hereby for U.S. federal income tax purposes.

We do not intend to list the Notes on any securities exchange or any automated dealer quotation system.

Payments on the Notes; Paying Agent and Registrar; Transfer and Exchange

We will pay the principal of, and interest on, the Notes in global form registered in the name of or held by DTC or its nominee in immediately available funds to DTC or its nominee, as the case may be, as the registered holder of such Global Note (as defined below). Payment of principal of (and premium, if any) and any such interest on the Notes will be made at the corporate trust office of the paying agent, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that, in the case of notes that are not in global form, at our option payment of interest may be made by check mailed to the address of the person entitled thereto as such address shall appear in the security register.

A holder of Notes may transfer or exchange Notes at the office of the registrar in accordance with the Indenture. A holder may be required, among other things, to furnish appropriate endorsements and transfer documents. No service charge will be imposed by us, the trustee or the registrar for any registration of transfer or exchange of Notes, but we may require a holder to pay a sum sufficient to cover any transfer tax or other similar governmental charge required by law or permitted by the Indenture. The registered holder of a Note will be treated as its owner for all purposes.

Ranking

The Notes will be our direct, general unsecured obligations and will rank:

•	pari passu with our existing and future unsecured, unsubordinated indebtedness, including, as of October 30, 2026, $75.0 million principal amount outstanding of 4.35% 2027 Notes, $15.0 million principal amount outstanding of 6.25% 2027 Notes, $46.0 million principal amount outstanding of 8.00% 2027 Notes, $60.4 million principal amount outstanding of 8.125% 2027 Notes, $57.5 million principal amount outstanding of 8.50% 2028 Notes, $25.0 million principal amount outstanding of 7.25% 2029 Notes, $50.0 million principal amount outstanding of 7.25% 2030 Notes, $100.0 million principal amount outstanding of 7.50% 2031 Notes, and $120.8 million principal amount outstanding of 8.00% 2031 Notes;

•	senior to any series of preferred stock that we may issue in the future;

•	senior to any of our future indebtedness that expressly provides it is subordinated to the Exchange Notes;

•	effectively subordinated to all our existing and future secured indebtedness (including indebtedness that is initially unsecured to which we subsequently grant security), to the extent of the value of the assets securing such indebtedness; and

•	structurally subordinated to all existing and future indebtedness and other obligations of any of our subsidiaries, including, as of October 30, 2026, $37.5 million outstanding under the Live Oak Credit Facility, $59.4 million outstanding under the Valley Credit Facility, and $259.0 million outstanding in SBA-guaranteed debentures.

As of October 30, 2026, we had approximately $905.6 million in aggregate principal amount of debt outstanding. Our capitalization will not change as a result of issuing the Exchange Notes. See “Use of Proceeds.”

In the event of our bankruptcy, liquidation, reorganization or other winding up, our assets that secure secured debt will be available to pay obligations on the Notes only after all indebtedness under such secured debt has been repaid in full from such assets. We advise you that there may not be sufficient assets remaining to pay amounts due on any or all the Notes then outstanding.

Optional Redemption

We may redeem some or all of the Notes at any time, or from time to time.

Prior to the Par Call Date, we may, at our option, upon notice as provided below, prepay at any time all, or from time to time any part of, the Notes, in an amount not less than 10% of the aggregate principal amount of the Notes then outstanding in the case of a partial prepayment, at 100% of the principal amount so prepaid, and the Prepayment Settlement Amount (as defined below) determined for the prepayment date with respect to such principal amount. With respect to any Note, an amount equal to the “Prepayment Settlement Amount” as follows:

Prior to the Par Call Date, the prepayment settlement amount shall equal the Make-Whole Amount.

On or after the Par Call Date, the prepayment settlement amount shall equal accrued and unpaid interest thereon to, but excluding, the redemption date.

The “Make-Whole Amount” means, with respect to any Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Note over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

“Called Principal” means, with respect to any Note, the principal of such Note that is to be prepaid or has become or is declared to be immediately due and payable, as the context requires.

“Discounted Value” means, with respect to the Called Principal of any Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal.

“Reinvestment Yield” means, with respect to the Called Principal of any Note, the sum of (a) 0.50% plus (b) the yield to maturity implied by the “Ask Yield(s)” reported as of 10:00 a.m. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as “Page PX1” (or such other display as may replace Page PX1) on Bloomberg Financial Markets for the most recently issued actively traded on-the-run U.S. Treasury securities (“Reported”) having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. If there are no such U.S. Treasury securities Reported having a maturity equal to such Remaining Average Life, then such implied yield to maturity will be determined by (i) converting U.S. Treasury bill quotations to bond equivalent yields in accordance with accepted financial practice and (ii) interpolating linearly between the “Ask Yields” Reported for the applicable most recently issued actively traded on-the- run U.S. Treasury securities with the maturities (1) closest to and greater than such Remaining Average Life and (2) closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Note. If such yields are not Reported or the yields Reported as of such time are not ascertainable (including by way of interpolation), then “Reinvestment Yield” means, with respect to the Called Principal of any Note, the sum of (x) 0.50% plus (y) the yield to maturity implied by the U.S. Treasury constant maturity yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (or any comparable successor publication) for the U.S. Treasury constant maturity having a term equal to the Remaining Average Life of such Called Principal as of such Settlement Date. If there is no such U.S. Treasury constant maturity having a term equal to such Remaining Average Life, such implied yield to maturity will be determined by interpolating linearly between (1) the U.S. Treasury constant maturity so reported with the term closest to and greater than such Remaining Average Life and (2) the U.S. Treasury constant maturity so reported with the term closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Note.

“Remaining Average Life” means, with respect to any Called Principal, the number of years obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years, computed on the basis of a 360-day year comprised of twelve 30-day months and calculated to two decimal places, that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

“Remaining Scheduled Payments” means, with respect to the Called Principal of any Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the Notes, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date.

“Settlement Date” means, with respect to the Called Principal of any Note, the date on which such Called Principal is to be prepaid or has become or is declared to be immediately due and payable, as the context requires.

Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the depositary’s procedures) at least 10 days but not more than 60 days before the redemption date to each holder of Notes to be redeemed.

In the case of a partial redemption, selection of the Notes for redemption will be made pro rata. No Notes of a principal amount of $2,000 or less will be redeemed in part. If any Note is to be redeemed in part only, the notice of redemption that relates to the Note will state the portion of the principal amount of the note to be redeemed. A new Note in a principal amount equal to the unredeemed portion of the Note will be issued in the name of the holder of the Note upon surrender for cancellation of the original note. For so long as the Notes are held by DTC (or another depositary), the redemption of the Notes shall be done in accordance with the policies and procedures of the depositary. Any exercise of our option to redeem the Notes will be done in compliance with the 1940 Act.

Unless we default in payment of the redemption price, on and after the redemption date interest will cease to accrue on the notes or portions thereof called for redemption.

Offer to Repurchase Upon a Change of Control Repurchase Event

If a Change of Control Repurchase Event occurs with respect to the Notes, unless we have exercised our right to redeem the Notes in full, we will make an offer to each holder of the Notes to repurchase all or any part (in minimum denominations of $2,000 and integral multiples of $1,000 principal amount in excess thereof) of that holder’s Notes at a repurchase price in cash equal to 100% of the aggregate principal amount of Notes repurchased plus any accrued and unpaid interest on the Notes repurchased to, but excluding, the date of purchase.

The definition of “Change of Control” means the Company ceases to be managed by the investment advisor or an affiliate of the investment advisor.

Within 15 business days after any responsible officer of ours has knowledge of the occurrence of a Change in Control, we will send written notice of such Change of Control to each holder of the Notes and the trustee. Such notice will contain and constitute an offer to repurchase the Notes on a repurchase date specified in the notice, which date will be no earlier than 30 days and no later than 60 days after the date of such notice (or, if no repurchase date is specified in the notice, the first business day after the 45th day after the date of such offer), and will be accompanied by a certificate of one of our senior financial officers specifying, among other things, the repurchase date, the principal amount of and interest that would be due on each Note offered to be repurchased and, in reasonable detail, the nature and date of the Change of Control. A holder of Notes may accept the offer by delivering notice of acceptance to us not later than 20 business days after such holder’s receipt of the offer; a failure by a holder of Notes to respond to the offer will be deemed to constitute a rejection of the offer by such holder. We will comply with the requirements of Rule 14e-l under the Exchange Act and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Repurchase Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control Repurchase Event provisions of the Notes, we will comply with the applicable securities laws and regulations and will not be deemed to have breached our obligations under the Change of Control Repurchase Event provisions of the Notes by virtue of such conflict.

On a Change of Control Repurchase Event payment date, subject to extension if necessary to comply with the provisions of the 1940 Act, we will, to the extent lawful:

(1)	accept for payment all Notes or portions of Notes properly tendered pursuant to our offer;

(2)	deposit with the paying agent an amount equal to the aggregate purchase price in respect of all Notes or portions of Notes properly tendered; and

(3)	deliver or cause to be delivered to the trustee the Notes properly accepted, together with an officers’ certificate stating the aggregate principal amount of Notes being purchased by us.

The paying agent will promptly remit to each holder of Notes properly tendered the purchase price for the Notes, and the trustee will promptly authenticate and mail (or cause to be transferred by book-entry) to each holder new Notes equal in principal amount to any unpurchased portion of any Notes surrendered; provided that each new Note will be in a minimum principal amount of $2,000 or an integral multiple of $1,000 in excess thereof.

We will not be required to make an offer to repurchase the Notes upon a Change of Control Repurchase Event if a third party makes an offer in respect of the Notes in the manner, at the times and otherwise in compliance with the requirements for an offer made by us and such third party purchases all Notes properly tendered and not withdrawn under its offer.

The source of funds that will be required to repurchase Notes in the event of a Change of Control Repurchase Event will be our available cash or cash generated from our operations or other potential sources, including funds provided by a purchaser in the Change of Control transaction, borrowings, sales of assets or sales of equity. We cannot assure you that sufficient funds from such sources will be available at the time of any Change of Control Repurchase Event to make required repurchases of Notes tendered. For a general discussion of our indebtedness, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources” in our Quarterly Report on Form 10-Q for the fiscal quarter ended August 31, 2026. Before making any such repurchase of Notes, we would have to comply with any applicable restrictions in our debt instruments in effect at the time. If we are required to repurchase Notes upon a Change of Control Repurchase Event, the financial effect of this repurchase could cause a default under our existing or future debt instruments, even if the Change of Control Repurchase Event itself would not cause a default. It is possible that we will not have sufficient funds at the time of the Change of Control Repurchase Event to make the required repurchase of the Notes or our other debt. See “Risk Factors—Risks Relating to the Exchange Notes—We may not be able to repurchase the Exchange Notes upon a Change of Control Repurchase Event.”

Merger, Consolidation or Asset Sale

Under the terms of the Indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity. However, we may not take any of these actions unless all the following conditions are met:

•	where we merge out of existence or convey or transfer all or substantially all of our assets, the resulting entity must agree to be legally responsible for our obligations under the Notes;

•	immediately after giving effect to the transaction, no default or Event of Default shall have occurred and be continuing; and

•	we must deliver certain certificates and documents to the trustee.

An assumption by any person of obligations under the Notes and the Indenture might be deemed for U.S. federal income tax purposes to be an exchange of the Notes for new Notes by the holders thereof, resulting in recognition of gain or loss for such purposes and possibly other adverse tax consequences to the holders. Holders should consult their own tax advisors regarding the tax consequences of such an assumption.

Covenants

In addition to the covenants described in the base indenture, as well as standard covenants relating to payment of principal and interest, maintaining books and records and an office where payments may be made or securities can be surrendered for payment and related matters, the following covenants will apply to the Notes:

•	We will, and will cause our subsidiaries to, comply with all laws, ordinances or governmental rules or regulations to which we are subject (including the Employee Retirement Income Security Act of 1974 and the rules and regulations promulgated thereunder (“ERISA”), any and all federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including those related to hazardous materials, the USA PATRIOT Act and any applicable anti-money laundering, anti-corruption or sanctions laws) and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of our respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

•	We will, and will cause our subsidiaries to, maintain, customary insurance with respect to our respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto).

•	We will, and will cause our subsidiaries to, file all federal, state and other material tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies imposed on them or any of our respective properties, assets, income or franchises, to the extent the same have become due and payable and before they have become delinquent and all material claims for which sums have become due and payable that have or might become a lien on such properties or assets, provided that such payment is not necessary if (i) the amount, applicability or validity thereof is contested on a timely basis in good faith and in appropriate proceedings, we establish adequate reserves therefor or (ii) such nonpayment would not have a Material Adverse Effect.

•	We will at all times preserve and keep our corporate existence and the corporate existence of our subsidiaries in full force and effect, unless, with respect to our subsidiaries, we determine the termination of or failure to preserve such corporate existence would not have a Material Adverse Effect.

•	We will, at our sole expense, use commercially reasonable efforts to maintain a credit rating on the Notes from at least one (1) “nationally recognized statistically rating organization” as designated by the SEC.

•	In advance of any closing with respect to a Global Note, we shall have cleared the eligibility of such Global Note for settlement through the facilities of DTC prior to such closing, including, as required, by preparing, executing and delivering to DTC a Blanket Letter of Representations in the form provided by DTC.

•	Our payment obligations under the Indenture and the Notes shall at all times rank at least pari passu, without preference or priority, with all other unsecured and unsubordinated indebtedness.

•	We will not, and will not permit our subsidiaries to, enter into directly or indirectly any transaction or group of related transactions (including the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any affiliate (other than the Company or another subsidiary), except (i) in the ordinary course and pursuant to the reasonable requirements of our or such subsidiary’s business and upon fair and reasonable terms no less favorable to us or such Subsidiary than would be obtainable in a comparable arm’s-length transaction with a non-affiliate, or (ii) affiliate transactions permitted by the Live Oak Credit Facility, the Valley Credit Facility, or any comparable credit facility that we may establish.

•	We will not, and will not permit our subsidiaries to, (a) become, own or control a person that is (i) listed on the Office of Foreign Asset Control’s list of “Specially Designated Nationals” or (ii) owned or controlled by a person in a sanctioned country (together, a “Blocked Person”), (b) have any investment in or engage in any transaction (including any transaction involving the proceeds of the Notes) with any person if such investment or transaction (i) would cause any holder to be in violation of, or subject to sanctions under U.S. economic sanctions laws, or (ii) is prohibited by or subject to sanctions under any U.S. economic sanctions laws.

•	We will not and will not permit any of our subsidiaries to directly or indirectly create, incur, assume or permit to exist (upon the happening of a contingency or otherwise) any lien on or with respect to any property or asset of ours or such subsidiary, or any income or profits therefrom, or assign or otherwise convey any right to receive income or profits, except liens: (i) in respect of our outstanding borrowings, (ii) on certain special equity interests and permitted liens, (iii) on equity interests in the SBIC Funds created in favor of the SBA and any similar lenders to other designated subsidiaries, (iv) securing hedging agreements, (v) securing repurchase obligations in the ordinary course of business with respect to U.S. government securities, (vi) on assets securing other obligations if such obligation does not exceed $10,000,000 in aggregate principal amount, (vii) created pursuant to the collateral and security documents relating to the Live Oak Credit Facility, the Valley Credit Facility, and any comparable credit facility that we may form in the future, (viii) securing indebtedness permitted by analogous covenants set forth in any future credit facility, (ix) on our direct ownership in any finance lease obligations, designated subsidiary, and any similar assets or entities to secure obligations owed to a creditor, (x) existing on any property or asset prior to our acquisition thereof, provided that the lien is not created in contemplation of our acquisition and does not apply to any other property or assets, (xi) on margin stock, (xii) imposed as a result of a taking under the exercise of eminent domain by a governmental body, and (xiii) on assets securing indebtedness so long as we are in compliance with the asset coverage ratio set forth in the Indenture after giving pro forma effect to such lien.

As used herein, the term “Material Adverse Effect” means a material adverse effect on (a) the business, operations, affairs, financial condition, assets or properties of us and our subsidiaries taken as a whole, or (b) our ability to perform our obligations under the Indenture and the Notes.

Modification or Waiver

There are three types of changes we can make to the Indenture and the Notes issued thereunder.

Changes Requiring Your Approval

First, there are changes that we cannot make to your Notes without your specific approval. The following is a list of those types of changes:

•	change the stated maturity of the principal of (or premium, if any, on) or any installment of principal of or interest on the Notes;

•	reduce any amounts due on the Notes or reduce the rate of interest on the Notes;

•	reduce the amount of principal payable upon acceleration of the maturity of a Note following a default;

•	change the place or currency of payment on a Note;

•	impair your right to sue for payment;

•	reduce the percentage of holders of Notes whose consent is needed to modify or amend the Indenture; and

•	reduce the percentage of holders of Notes whose consent is needed to waive compliance with certain provisions of the Indenture or to waive certain defaults or reduce the percentage of holders of Notes required to satisfy quorum or voting requirements at a meeting of holders of the Notes.

Changes Not Requiring Approval

The second type of change does not require any vote by the holders of the Notes. This type is limited to clarifications and certain other changes that would not adversely affect holders of the Notes in any material respect.

Changes Requiring Majority Approval

Any other change to the Indenture and the Notes would require the following approval:

•	if the change affects only the Notes, it must be approved by the holders of a majority in principal amount of the Notes; and

•	if the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

In each case, the required approval must be given by written consent. The holders of a majority in principal amount of all of the series of debt securities issued under an indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants in that indenture.

However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “—Changes Requiring Your Approval.”

Further Details Concerning Voting

When taking a vote, we will use the following rules to decide how much principal to attribute to the Notes:

The Notes will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption or if we or any affiliate of ours own any Notes. The Notes will also not be eligible to vote if they have been fully defeased as described later under “—Defeasance —Full Defeasance” below.

Events of Default

You will have rights if an Event of Default occurs in respect of the Notes and the Event of Default is not cured, as described later in this subsection.

The term “Event of Default” in respect of the Notes means any of the following:

•	We do not pay the principal of or Make-Whole Amount, if any, on any Note when due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise;

•	We do not pay interest on any Note to which we have knowledge on such Note for more than five (5) business days after the same becomes due and payable;

•	On the last business day of each of twenty-four consecutive calendar months, the Notes have an asset coverage (as such term is defined in the 1940 Act) of less than 100%;

•	We default in the performance of or compliance with any term contained in the Indenture, other than the event of default provisions set forth in the first two bullet points and the requirement to delivery quarterly financial statements;

•	Any representation or warranty made in writing by or on our behalf or by any of our officers or any writing furnished in connection with the transactions contemplated by the Note Purchase Agreement proves to have been false or incorrect in any material respect on the date as of which made;

•	We file for bankruptcy or certain other events of bankruptcy, insolvency, or reorganization involving us or our subsidiaries occur and remain uncured; and

•	Certain matters relating to our compliance with ERISA and the regulations promulgated thereunder occur.

If an event of default occurs and is continuing, then the holders of at least 50% in aggregate principal amount of the outstanding Notes may declare the entire principal amount of all outstanding Notes to be due and immediately payable, by a notice in writing to us, and upon any such declaration such principal shall become immediately due and payable.

At any time after a declaration of acceleration with respect to the Notes has been made and before a judgment or decree for payment of the money due has been obtained, the holders of a majority in principal amount of the outstanding Notes, by written notice to us, may rescind and annul such declaration and its consequences if (i) we have paid a sum sufficient to pay all overdue installments of interest, if any, on all outstanding Notes, the principal of (and premium, if any, on) all outstanding Notes that have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates borne by or provided for in the Notes, to the extent that payment of such interest is lawful interest upon overdue installments of interest at the rate or rates borne by or provided for in the Notes, (ii) we have not paid any amounts that have become due solely by reason of such declaration, and (iii) all events of default with respect to the Notes, other than the nonpayment of the principal of (or premium, if any, on) or interest on the Notes that have become due solely by such declaration of acceleration, have been cured or waived. No such rescission will affect any subsequent default or impair any right consequent thereon.

Notwithstanding any other provision in the Indenture, the holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of (and the Make-Whole Amount, if any, on) and all accrued and unpaid interest thereon (including interest accrued thereon at the rate of interest per annum that is 2.00% above the rate of interest then in effect on the applicable Notes) on such Note on the stated maturity or maturity expressed in such Note (or, in the case of redemption, on the redemption date or, in the case of repayment at the option of the holders, on the repayment date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such holder.

Satisfaction and Discharge

The Indenture will be discharged and will cease to be of further effect with respect to the Notes when:

•	Either all the Notes that have been authenticated have been delivered to the trustee for cancellation; or

o	all the Notes that have not been delivered to the trustee for cancellation:

o	have become due and payable, or

•	will become due and payable at their stated maturity within one year, or

•	are to be called for redemption within one year,

and we, in the case of the first, second and third sub-bullets above, have irrevocably deposited or caused to be deposited with the trustee, as trust, funds in trust solely for the benefit of the holders of the Notes, in amounts as will be sufficient, to pay and discharge the entire indebtedness (including all principal, premium, if any, and interest) on such Notes not previously delivered to the trustee for cancellation (in the case of Notes that have become due and payable on or prior to the date of such deposit) or to the stated maturity or redemption date, as the case may be;

•	we have paid or caused to be paid all other sums payable by us under the Indenture with respect to the Notes;

•	and we have delivered to the trustee an officers’ certificate and legal opinion, each stating that all conditions precedent provided for in the Indenture relating to the satisfaction and discharge of the Indenture and the Notes have been complied with.

Defeasance

The following provisions will be applicable to the Notes. “Defeasance” means that, by depositing with a trustee an amount of cash and/or government securities sufficient to pay all principal and interest, if any, on the Notes when due and satisfying any additional conditions noted below, we will be deemed to have been discharged from our obligations under the Notes. In the event of a “covenant defeasance,” upon depositing such funds and satisfying similar conditions discussed below we would be released from certain covenants under the Indenture relating to the Notes.

Covenant Defeasance

Under current U.S. federal income tax law and the Indenture, we can make the deposit described below and be released from some of the restrictive covenants in the Indenture under which the Notes were issued. This is called “covenant defeasance.” In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your Notes. In order to achieve covenant defeasance, the following must occur:

•	since the Notes are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of the Notes a combination of cash and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the Notes on their various due dates;

•	we must deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to be taxed on the Notes any differently than if we did not make the deposit;

•	we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with;

•	defeasance must not result in a breach or violation of, or result in a default under, the Indenture or any of our other material agreements or instruments; and

•	no default or Event of Default with respect to the Notes shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days.

If we accomplish covenant defeasance, you can still look to us for repayment of the Notes if there were a shortfall in the trust deposit or the trustee is prevented from making payment. In fact, if one of the remaining Events of Default occurred (such as our bankruptcy) and the Notes became immediately due and payable, there might be a shortfall. Depending on the event causing the default, you may not be able to obtain payment of the shortfall.

Full Defeasance

The Notes are subject to full defeasance. Full defeasance means that we can legally release ourselves from all payment and other obligations on the Notes, subject to the satisfaction of certain conditions, including, but not limited to that (a) we have received from, or there has been published by, the Internal Revenue Service (the “IRS”) a ruling, or (b) there is a change in U.S. federal income tax law, in either case to the effect that the holders of the Notes and any coupons appertaining thereto will not recognize income, gain or loss for U.S. federal income tax purposes as a result of such defeasance and will be subject to U.S. federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred (called “full defeasance”), and that we put in place the following other arrangements for you to be repaid:

•	since the Notes are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of the Notes a combination of cash and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the Notes on their various due dates;

•	we must deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to be taxed on the Notes any differently than if we did not make the deposit;

•	we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with;

•	defeasance must not result in a breach or violation of, or result in a default under, the Indenture or any of our other material agreements or instruments; and

•	no default or Event of Default with respect to the Notes shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days.

If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the Notes. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent.

Trustee

U.S. Bank is the trustee, security registrar and paying agent. U.S. Bank, in each of its capacities, including without limitation as trustee, security registrar and paying agent, assumes no responsibility for the accuracy or completeness of the information concerning us or our affiliates or any other party contained in this prospectus or the related documents or for any failure by us or any other party to disclose events that may have occurred and may affect the significance or accuracy of such information, or for any information provided to it by us, including but not limited to settlement amounts and any other information. Neither the trustee nor any paying agent shall be responsible for determining whether any Change of Control Event has occurred and whether any Change of Control offer with respect to the Notes is required.

We may maintain banking relationships in the ordinary course of business with the trustee and its affiliates.

Resignation and Removal of Trustee

The trustee may resign or be removed with respect to the Notes provided that a successor trustee is appointed to act with respect to the Notes. In the event that two or more persons are acting as trustee with respect to different series of Indenture securities under the Indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Governing Law

The Indenture provides that it and the Notes shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of laws that would cause the application of laws of another jurisdiction.

Book-Entry, Settlement and Clearance

Global Notes

The Exchange Notes will be initially issued in the form of one or more registered Exchanged Notes in global form, without interest coupons (the “Global Notes”). Upon issuance, each of the Global Notes will be deposited with the trustee as custodian for DTC and registered in the name of Cede & Co., as nominee of DTC.

Ownership of beneficial interests in a Global Note will be limited to persons who have accounts with DTC (“DTC participants”) or persons who hold interests through DTC participants. We expect that under procedures established by DTC:

•	upon deposit of a Global Note with DTC’s custodian, DTC will credit portions of the principal amount of the Global Note to the accounts of the DTC participants designated by the initial purchasers; and

•	ownership of beneficial interests in a Global Note will be shown on, and transfer of ownership of those interests will be effected only through, records maintained by DTC (with respect to interests of DTC participants) and the records of DTC participants (with respect to other owners of beneficial interests in the Global Note).

Beneficial interests in Global Notes may not be exchanged for Notes in physical, certificated form except in the limited circumstances described below.

Book-Entry Procedures for Global Notes

All interests in the Global Notes will be subject to the operations and procedures of DTC. We provide the following summary of those operations and procedures solely for the convenience of investors. The operations and procedures of DTC are controlled by that settlement system and may be changed at any time. Neither we, the trustee, nor the initial purchasers are responsible for those operations or procedures.

DTC has advised us that it is:

•	a limited purpose trust company organized under the laws of the State of New York;

•	a “banking organization” within the meaning of the New York State Banking Law;

•	a member of the Federal Reserve System;

•	a “clearing corporation” within the meaning of the Uniform Commercial Code; and

•	a “clearing agency” registered under Section 17A of the Exchange Act.

DTC was created to hold securities for its participants and to facilitate the clearance and settlement of securities transactions between its participants through electronic book-entry changes to the accounts of its participants. DTC’s participants include securities brokers and dealers, including the initial purchasers; banks and trust companies; clearing corporations and other organizations. Indirect access to DTC’s system is also available to others such as banks, brokers, dealers and trust companies; these indirect participants clear through or maintain a custodial relationship with a DTC participant, either directly or indirectly. Investors who are not DTC participants may beneficially own securities held by or on behalf of DTC only through DTC participants or indirect participants in DTC.

So long as DTC’s nominee is the registered owner of a Global Note, that nominee will be considered the sole owner or holder of the Notes represented by that Global Note for all purposes under the Indenture. Except as provided below, owners of beneficial interests in a Global Note:

•	will not be entitled to have Notes represented by the Global Note registered in their names;

•	will not receive or be entitled to receive physical, certificated Notes; and

•	will not be considered the owners or holders of the Notes under the Indenture for any purpose, including with respect to receiving notices or the giving of any direction, instruction or approval to the trustee under the Indenture.

As a result, each investor who owns a beneficial interest in a Global Note must rely on the procedures of DTC to exercise any rights of a holder of Notes under the Indenture (and, if the investor is not a participant or an indirect participant in DTC, on the procedures of the DTC participant through which the investor owns its interest).

Payments of principal and interest with respect to the Notes represented by a Global Note will be made by the paying agent to DTC’s nominee as the registered holder of the Global Note. Neither we nor the paying agent will have any responsibility or liability for the payment of amounts to owners of beneficial interests in a Global Note, for any aspect of the records relating to or payments made on account of those interests by DTC, or for maintaining, supervising or reviewing any records of DTC relating to those interests.

Payments by participants and indirect participants in DTC to the owners of beneficial interests in a Global Note will be governed by standing instructions and customary industry practice and will be the responsibility of those participants or indirect participants and DTC.

Transfers between participants in DTC will be effected under DTC’s procedures and will be settled in same-day funds.

Certificated Notes

Notes in physical, certificated form will be issued and delivered to each person that DTC identifies as a beneficial owner of the related Notes only if:

•	DTC notifies us at any time that it is unwilling or unable to continue as depositary for the Global Notes and a successor depositary is not appointed within 90 days;

•	DTC ceases to be registered as a clearing agency under the Exchange Act and a successor depositary is not appointed within 90 days; or

•	an event of default with respect to the Notes has occurred and is continuing and such beneficial owner requests that its Notes be issued in physical, certificated form.

USE OF PROCEEDS

We will not receive any cash proceeds from the issuance of the Exchange Notes pursuant to the exchange offer. In consideration for issuing the Exchange Notes as contemplated in this prospectus, we will receive in exchange a like principal amount of Restricted Notes, the terms of which are substantially identical to the Exchange Notes. The Restricted Notes surrendered in exchange for the Exchange Notes will be retired and cancelled and cannot be reissued. Accordingly, the issuance of the Exchange Notes will not result in any change in our capitalization. We have agreed to bear the expenses of the exchange offer. These expenses are estimated to be approximately $125,000 in the aggregate, which includes fees and expenses of the exchange agent and accounting, legal, printing and related fees and expenses. No underwriter is being used in connection with the exchange offer.

FINANCIAL HIGHLIGHTS

The financial highlights are intended to help a prospective investor understand the Company’s financial performance for the periods presented. Information about our financial highlights for the fiscal years ended February 28, 2026 to 2017 is located in the notes to our consolidated financial statements under the caption “Summarized Financial Highlights” in Part II, Item 5 of our most recent Annual Report on Form 10-K, which has been audited by our independent registered public accounting firm whose reports thereon are incorporated by reference in this prospectus, and is incorporated herein by reference.

Unaudited information about our financial highlights for the fiscal quarter ended August 31, 2026 is located in the notes to our consolidated financial statements under the caption “Note 14. Financial Highlights” in Part I, Item 1 of our most recent Quarterly Report on Form 10-Q and is incorporated herein by reference.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The information contained under the captions “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part II, Item 7 of our Annual Report on Form 10-K for the fiscal year ended February 28, 2026 and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part I, Item 2 of our Quarterly Report on Form 10-Q for the fiscal quarter ended August 31, 2026 is incorporated by reference herein.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

The information contained under the captions “Quantitative and Qualitative Disclosures About Market Risk” in Part II, Item 7A of our Annual Report on Form 10-K for the fiscal year ended February 28, 2026 and “Quantitative and Qualitative Disclosures About Market Risk” in Part I, Item 3 of our Quarterly Report on Form 10-Q for the fiscal quarter ended August 31, 2026 is incorporated by reference herein.

BUSINESS

The information contained under the captions “General” in Part I, Item 1, “Legal Proceedings” in Part I, Item 3, and “Price Range of Common Stock” in Part II, Item 5 of our Annual Report on Form 10-K for the fiscal year ended February 28, 2026, “Overview” in Part I, Item 2 and “Legal Proceedings” in Part II, Item 1 of our Quarterly Report on Form 10-Q for the fiscal quarter ended August 31, 2026 is incorporated by reference herein.

The following table lists the high and low closing sales price as a percentage of NAV on our common stock for the fiscal quarter ended August 31, 2026:

Period	NAV(1)	High Closing Sales Price	Low Closing Sales Price	Premium / (Discount) of High Sales Price to NAV(2)	Premium / (Discount) of Low Sales Price to NAV(2)
Year Ending February 2027
Third Quarter (through October 30, 2026)	*	$18.34	$13.32	*	*
Second Quarter	$22.15	$22.87	$17.45	3.25%	(21.22)%
First Quarter	$23.23	$23.89	$20.92	2.84%	(9.94)%

(1)	NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect NAV per share on the date of the high and low sales prices. NAV is shown based on outstanding shares at the end of the period.

(2)	Calculated as the difference between the high or low closing sales price and the quarter end NAV divided by the quarter end NAV.

* NAV for the fiscal quarter ending November 30, 2026 has not yet been determined.

FINANCIAL STATEMENTS

The information contained in “Consolidated Financial Statements and Supplementary Data” in Part II, Item 8 of our Annual Report on Form 10-K for the fiscal year ended February 28, 2026 and “Consolidated Financial Statements” in Part I, Item 1 of our Quarterly Report on Form 10-Q for the fiscal quarter ended August 31, 2026 is incorporated by reference herein.

SENIOR SECURITIES

Information about our senior securities as of the fiscal years ended February 28, 2026 to 2017 is located in the notes to our consolidated financial statements under the caption “Note 8. Borrowings” in Part II, Item 8 of our most recent Annual Report on Form 10-K, which has been audited by our independent registered public accounting firm whose reports thereon are incorporated by reference in this prospectus, and is incorporated by reference herein.

Information about our senior securities as of the quarter ended August 31, 2026 is located in the notes to our consolidated financial statements under the caption “Note 8. Borrowings” in Part I, Item 1 of our most recent Quarterly Report on Form 10-Q.

PORTFOLIO COMPANIES

The following table sets forth certain information regarding each of the portfolio companies in which we had a debt or equity investment as of August 31, 2026. As of August 31, 2026, we did not make any investments in a portfolio company that represented greater than 5.0% of our total assets. Our only relationships with our portfolio companies are the managerial assistance we may separately provide to our portfolio companies, which services would be ancillary to our investments. We offer to make available significant managerial assistance to our portfolio companies. We may receive rights to observe the meetings of our portfolio companies’ board of directors.

Company(1)	Industry	Investment Interest Rate/ Maturity	Original Acquisition Date	Principal/ Number of Shares	Cost	Fair Value (c)	% of Net Assets	Portfolio Company Address
Non-control/Non-affiliate investments - 299.4% (b)
Altvia MidCo, LLC.	Alternative Investment Management Software	First Lien Term Loan (3M USD TERM SOFR+8.08%), 11.88% Cash, 7/18/2027	7/18/2022	$11,198,115	$11,164,070	$10,798,343	3.1%	590 Burbank St. Suite 220 Broomfield, CO 80020
Altvia MidCo, LLC. (h)	Alternative Investment Management Software	Series A-1 Preferred Shares	7/18/2022	$2,083,939	2,083,939	1,426,553	0.4%
		Total Alternative Investment Management Software			13,248,009	12,224,896	3.5%
BQE Software, Inc. (d)	Architecture & Engineering Software	First Lien Term Loan (3M USD TERM SOFR+5.50%), 9.30% Cash, 4/13/2028	4/13/2023	$23,000,000	22,905,761	22,956,300	6.5%	8605 Santa Monica Blvd, PMB 25876 West Hollywood, CA 90069
		Total Architecture & Engineering Software			22,905,761	22,956,300	6.5%
Golden TopCo LP (h)	Association Management Software	Class A-2 Common Units	5/10/2023	1,072,394	1,072,394	1,788,830	0.5%	23973 Hazelwood Drive South, Suite 100, Nisswa, MN 56468
		Total Association Management Software			1,072,394	1,788,830	0.5%
Artemis Wax Corp. (d)	Consumer Services	Delayed Draw Term Loan (1M USD TERM SOFR+6.75%), 10.46% Cash, 5/20/2029	5/20/2021	$65,000,000	64,902,821	65,000,000	18.4%	115 E. 92nd St, Apt 4F, New York, NY 10128
Artemis Wax Corp. (h)	Consumer Services	Series B-1 Preferred Stock	5/20/2021	934,463	1,500,000	-	0.0%
Artemis Wax Corp. (h)	Consumer Services	Series D Preferred Stock	12/22/2022	331,640	1,711,866	1,712,357	0.5%
		Total Consumer Services			68,114,687	66,712,357	18.9%
Schoox, Inc. (h)(i)	Corporate Education Software	Series 1 Membership Interest	12/8/2020	1,050	560,899	4,213,947	1.2%	3112 Windsor Rd., #A108, Austin, TX 78703
		Total Corporate Education Software			560,899	4,213,947	1.2%
Innergy, Inc. (d)	Custom Millwork Software	First Lien Term Loan (3M USD TERM SOFR+7.29%), 11.09% Cash, 2/20/2030	5/20/2026	$22,472,000	22,472,000	22,238,291	6.3%	500 West 5th Street, Suite 1100 Austin, TX 78701
Innergy, Inc. (j)	Custom Millwork Software	Delayed Draw Term Loan (3M USD TERM SOFR+7.29%), 11.09% Cash, 2/20/2030	5/20/2026	$-	-	-	0.0%
		Total Custom Millwork Software			22,472,000	22,238,291	6.3%

Company(1)	Industry	Investment Interest Rate/ Maturity	Original Acquisition Date	Principal/ Number of Shares	Cost	Fair Value (c)	% of Net Assets	Portfolio Company Address
GreyHeller LLC (h)	Cyber Security	Common Stock	11/10/2021	7,857,689	1,906,275	3,199,141	0.9%	8111 Lyndon B Johnson Fwy #147, Dallas, TX 75251
		Total Cyber Security			1,906,275	3,199,141	0.9%
SGA Dental Partners Sub Holdings LLC	Dental Practice Management	First Lien Term Loan (3M USD TERM SOFR+6.00%), 9.80% Cash, 6/15/2031	6/15/2026	$35,000,000	34,674,693	34,650,000	9.8%	43 Ford Way, Richmond Hill, GA 31324-4439
SGA Dental Partners TopCo, LLC (h)	Dental Practice Management	Class A Units	6/15/2026	6,262,394	6,262,394	5,227,888	1.5%	43 Ford Way, Richmond Hill, GA 31324-4439
		Total Dental Practice Management			40,937,087	39,877,888	11.3%
Exigo, LLC (d)	Direct Selling Software	First Lien Term Loan (1M USD TERM SOFR+6.25%), 10.06% Cash, 3/16/2027	3/16/2022	$23,690,038	23,655,663	8,573,425	2.4%	1600 Viceroy Drive, Suite 125 , Dallas, TX 75235
Exigo, LLC (j)	Direct Selling Software	Revolving Credit Facility (1M USD TERM SOFR+6.25%), 10.06% Cash, 3/16/2027	3/16/2022	$-	-	-	0.0%
Exigo, LLC (h)(i)	Direct Selling Software	Common Units	3/16/2022	1,041,667	1,041,667	-	0.0%
		Total Direct Selling Software			24,697,330	8,573,425	2.4%
C2 Educational Systems, Inc. (d)	Education Services	First Lien Term Loan (3M USD TERM SOFR+8.50%), 12.30% Cash, 11/30/2026	5/31/2017	$23,000,000	23,000,000	23,000,000	6.5%	6465 East Johns Crossing, Suite 100, Duluth, Georgia 30097, US
C2 Educational Systems, Inc. (h)	Education Services	Series A-1 Preferred Stock	5/18/2021	3,127	499,904	308,662	0.1%
		Total Education Services			23,499,904	23,308,662	6.6%
Ready Education (d)	Education Software	First Lien Term Loan (3M USD TERM SOFR+7.00%), 10.80% Cash, 8/5/2027	8/5/2022	$32,000,000	31,919,636	31,801,600	9.0%	100 Summit Drive Burlington, MA 01803
		Total Education Software			31,919,636	31,801,600	9.0%
Haystack Team Inc.	Employee Collaboration Software	First Lien Term Loan 9.30% PIK, 12/31/2030	12/31/2025	$5,432,809	5,388,940	5,409,448	1.5%	1645 Abbot Kinney, Suite 202, Venice, CA 90291
Haystack Team Inc. (j)	Employee Collaboration Software	Delayed Draw Term Loan 9.30% PIK, 12/31/2030	12/31/2025	$-	-	-	0.0%
Haystack Team Inc. (h)	Employee Collaboration Software	Series A Preferred Stock	12/31/2025	1,250,000	1,421,890	1,298,685	0.4%
		Total Employee Collaboration Software			6,810,830	6,708,133	1.9%
GDS Software Holdings, LLC (d)	Financial Services	First Lien Term Loan (3M USD TERM SOFR+7.00%), 10.80% Cash, 12/30/2028	12/30/2021	$28,713,926	28,691,898	28,504,314	8.1%	5307 East Mockingbird Lane Suite 1001, Dallas, Texas
GDS Software Holdings, LLC (d)	Financial Services	Delayed Draw Term Loan (3M USD TERM SOFR+7.00%), 10.80% Cash, 12/30/2028	12/30/2021	$3,286,073	3,258,380	3,262,085	0.9%
GDS Software Holdings, LLC (h)	Financial Services	Common Stock Class A Units	8/23/2018	250,000	250,000	250,000	0.1%
		Total Financial Services			32,200,278	32,016,399	9.1%

Company(1)	Industry	Investment Interest Rate/ Maturity	Original Acquisition Date	Principal/ Number of Shares	Cost	Fair Value (c)	% of Net Assets	Portfolio Company Address
Inspect Point Holdings, LLC	Fire Inspection Business Software	First Lien Term Loan (1M USD TERM SOFR+5.50%), 9.21% Cash, 7/19/2029	7/19/2023	$20,000,000	19,879,899	19,800,000	5.6%	24 4th St, Troy, NY 12180
Inspect Point Holdings, LLC (j)	Fire Inspection Business Software	Delayed Draw Term Loan (1M USD TERM SOFR+5.50%), 9.21% Cash, 7/19/2029	7/19/2023	$2,000,000	1,983,799	1,980,000	0.6%
		Total Fire Inspection Business Software			21,863,698	21,780,000	6.2%
Stretch Zone Franchising, LLC (d)	Health/Fitness Franchisor	First Lien Term Loan (3M USD TERM SOFR+7.00%), 10.80% Cash, 3/31/2028	3/31/2023	$24,967,271	24,869,902	23,678,960	6.7%	6700 North Andrews Ave. #210 Fort Lauderdale, FL 33309
Stretch Zone Franchising, LLC (h)	Health/Fitness Franchisor	Class A Units	3/31/2023	20,000	2,000,000	458,868	0.1%
		Total Health/Fitness Franchisor			26,869,902	24,137,828	6.8%
Alpha Aesthetics Partners OpCo, LLC (h)	Healthcare Services	Class A Preferred Units	3/20/2023	3,675,000	3,675,000	3,642,897	1.0%	2211 Francisco Dr., El Dorado Hills, CA 95762
ComForCare Health Care (d)	Healthcare Services	First Lien Term Loan (3M USD TERM SOFR+6.25%), 10.05% Cash, 12/31/2028	12/4/2020	$93,500,000	93,183,909	93,500,000	26.5%	2520 S Telegraph Rd #201, Bloomfield Hills, MI 48302
		Total Healthcare Services			96,858,909	97,142,897	27.5%
Procurement Partners, LLC	Healthcare Software	First Lien Term Loan (3M USD TERM SOFR+5.50%), 9.30% Cash, 12/31/2028	11/12/2020	$35,125,000	35,125,000	34,555,975	9.8%	17035 W. Wisconsin Ave, Suite 100, Brookfield, WI 53005
Procurement Partners, LLC	Healthcare Software	Delayed Draw Term Loan (3M USD TERM SOFR+5.50%), 9.30% Cash, 12/31/2028	11/12/2020	$10,300,000	10,309,937	10,133,140	2.9%
Procurement Partners Holdings LLC (h)	Healthcare Software	Class A Units	11/12/2020	571,219	571,219	231,815	0.1%	17035 W. Wisconsin Ave, Suite 100, Brookfield, WI 53005
Procurement Partners Holdings LLC (h)	Healthcare Software	Class AA Units	11/12/2020	220,385	30,994	60,054	0.0%
		Total Healthcare Software			46,037,150	44,980,984	12.8%
Granite Comfort, LP (d)	HVAC Services and Sales	First Lien Term Loan (3M USD TERM SOFR+7.38%), 11.18% Cash, 5/16/2028	11/16/2020	$43,000,000	42,930,021	41,894,900	11.9%	717 Fifth Ave, Fl. 12A, New York, NY 10022
Granite Comfort, LP (d)	HVAC Services and Sales	Delayed Draw Term Loan (3M USD TERM SOFR+7.38%), 11.18% Cash, 5/16/2028	11/16/2020	$7,626,823	7,604,901	7,430,814	2.1%
		Total HVAC Services and Sales			50,534,922	49,325,714	14.0%
Vector Controls Holding Co., LLC (h)	Industrial Products	Warrants to Purchase Limited Liability Company Interests	5/31/2015	$329	-	8,865,812	2.5%	2200 10th St. #300, Plano, TX 75074
		Total Industrial Products			-	8,865,812	2.5%

Company(1)	Industry	Investment Interest Rate/ Maturity	Original Acquisition Date	Principal/ Number of Shares	Cost	Fair Value (c)	% of Net Assets	Portfolio Company Address
AgencyBloc, LLC (d)	Insurance Software	First Lien Term Loan (1M USD TERM SOFR+6.31%), 10.02% Cash, 10/1/2029	10/1/2021	$17,346,477	17,315,077	17,346,477	4.9%	201 Washington Street, Cedar Falls, IA 50613
Panther ParentCo LLC (h)	Insurance Software	Class A Units	10/1/2021	2,500,000	2,500,000	3,923,485	1.1%	201 Washington Street, Cedar Falls, IA 50613
		Total Insurance Software			19,815,077	21,269,962	6.0%
Avantra (a)	IT Services	First Lien Term Loan (3M USD TERM SOFR+7.97%), 11.77% Cash, 9/20/2029	9/19/2024	$17,000,000	16,869,123	17,000,000	4.8%	Parkshot House, 5 Kew Road, Richmond TW9 2PR
Maple Holdings Midco Limited (a)(h)	IT Services	Class A Common Units	9/19/2024	2,000,000	2,000,000	1,612,814	0.5%	Parkshot House, 5 Kew Road, Richmond TW9 2PR
		Total IT Services			18,869,123	18,612,814	5.3%
Madison Logic, Inc. (d)(m)	Marketing Orchestration Software	First Lien Term Loan (1M USD TERM SOFR+7.00%), 10.71% Cash, 12/30/2028	12/30/2022	$19,213,185	19,085,509	14,404,125	4.1%	126 East 56th Street, 32nd Floor, New York, NY 10022
		Total Marketing Orchestration Software			19,085,509	14,404,125	4.1%
ARC Health OpCo LLC (h)	Mental Healthcare Services	Class A Preferred Units	8/5/2022	3,818,403	4,169,599	502,623	0.1%	230 West Monroe Street, Suite 1920, Chicago, IL 60606
		Total Mental Healthcare Services			4,169,599	502,623	0.1%
Chronus LLC	Mentoring Software	First Lien Term Loan (3M USD TERM SOFR+5.25%), 9.20% Cash, 12/31/2027	8/26/2021	$15,000,000	15,000,000	12,456,000	3.5%	15395 SE 30th Place, Suite 140, Bellevue, WA 98007
Chronus LLC (d)	Mentoring Software	First Lien Term Loan (3M USD TERM SOFR+6.00%), 9.95% Cash, 12/31/2027	8/26/2021	$5,000,000	5,000,000	4,152,000	1.2%
Chronus LLC (h)	Mentoring Software	Series A Preferred Stock	8/26/2021	3,000	3,000,000	-	0.0%
		Total Mentoring Software			23,000,000	16,608,000	4.7%

Company(1)	Industry	Investment Interest Rate/ Maturity	Original Acquisition Date	Principal/ Number of Shares	Cost	Fair Value (c)	% of Net Assets	Portfolio Company Address
Cloudpermit	Municipal Government Software	First Lien Term Loan (3M USD TERM SOFR+5.75%), 9.55% Cash, 9/5/2029	9/5/2024	$31,500,000	31,282,860	31,194,450	8.8%	11911 Freedom Drive, Suite 720, Reston, VA 20190
Cloudpermit (j)	Municipal Government Software	Delayed Draw Term Loan (3M USD TERM SOFR+5.75%), 9.55% Cash, 9/5/2029	9/5/2024	$500,000	495,306	495,150	0.1%
Cloudpermit (h)	Municipal Government Software	Common Stock	9/5/2024	2,000	2,000,000	1,898,498	0.5%
		Total Municipal Government Software			33,778,166	33,588,098	9.4%
Emily Street Enterprises, L.L.C. (d)	Office Supplies	Senior Secured Note (3M USD TERM SOFR+6.75%), 11.00% Cash, 12/31/2028	12/28/2012	$5,300,000	5,293,036	5,300,000	1.5%	15878 Gaither Drive, Gaithersburg, MD 20877
		Total Office Supplies			5,293,036	5,300,000	1.5%
Ludi, Inc. (j)	Physician Compensation Management Software	Revolving Credit Facility (3M USD TERM SOFR+5.00%), 8.80% Cash, 12/31/2030	2/17/2026	$3,150,000	3,126,828	3,136,140	0.9%	20 Burton Hills Blvd Suite 150, Nashville, TN 37215
		Total Physician Compensation Management Software			3,126,828	3,136,140	0.9%
Vitana DSO, LLC	Pediatric and Orthodontic Dentistry Platform	First Lien Term Loan (3M USD TERM SOFR+7.00%), 10.80% Cash, 5/28/2031	5/28/2026	$25,000,000	24,814,507	24,812,500	7.0%	150 S Pine Island Rd., Plantation, FL 33324-2669
Vitana DSO, LLC (j)	Pediatric and Orthodontic Dentistry Platform	Delayed Draw Term Loan (3M USD TERM SOFR+7.00%), 10.80% Cash, 5/28/2031	5/28/2026	$455,000	451,638	451,588	0.1%
		Total Pediatric and Orthodontic Dentistry Platform			25,266,145	25,264,088	7.1%
Breezeway Homes, Inc.	Property Operations Management Software	First Lien Term Loan (1M USD TERM SOFR+6.63%), 10.34% Cash, 2/23/2031	2/23/2026	$22,000,000	21,797,063	21,969,200	6.2%	44-46 Temple Place, Boston MA 02111
Breezeway Homes, Inc. (j)	Property Operations Management Software	Delayed Draw Term Loan (1M USD TERM SOFR+6.63%), 10.34% Cash, 2/23/2031	2/23/2026	$-	-	-	0.0%
Breezeway Homes, Inc. (h)	Property Operations Management Software	Class A Common Units	2/23/2026	1,000,000	1,000,000	1,023,032	0.3%
		Total Property Operations Management Software			22,797,063	22,992,232	6.5%

Company(1)	Industry	Investment Interest Rate/ Maturity	Original Acquisition Date	Principal/ Number of Shares	Cost	Fair Value (c)	% of Net Assets	Portfolio Company Address
Source 44 LLC	Product Compliance Software	First Lien Term Loan (3M USD TERM SOFR+5.25%), 9.05% Cash, 10/17/2030	10/17/2025	$3,000,000	2,968,872	2,979,600	0.8%	4660 La Jolla Village Drive, Suite 100, San Diego, CA 92122
Source 44 LLC (j)	Product Compliance Software	Delayed Draw Term Loan (3M USD TERM SOFR+5.25%), 9.05% Cash, 10/17/2030	10/17/2025	$1,500,000	1,488,549	1,489,800	0.4%
Source 44 LLC (j)	Product Compliance Software	Revolving Credit Facility (3M USD TERM SOFR+5.25%), 9.05% Cash, 10/17/2030	10/17/2025	$-	-	-	0.0%
PG Source Investments, LLC (h)	Product Compliance Software	Series A Preferred Stock	10/17/2025	705	1,500,000	1,604,754	0.5%	4660 La Jolla Village Drive, Suite 100, San Diego, CA 92122
		Total Product Compliance Software			5,957,421	6,074,154	1.7%
Buildout, Inc.	Real Estate Services	First Lien Term Loan (3M USD TERM SOFR+7.00%), 10.90% Cash, 9/30/2028	7/9/2020	$14,000,000	14,000,000	13,832,000	3.9%	222 S. Riverside Plaza #810, Chicago, IL 60606
Buildout, Inc. (d)	Real Estate Services	Delayed Draw Term Loan (3M USD TERM SOFR+7.00%), 10.90% Cash, 9/30/2028	2/12/2021	$38,500,000	38,500,000	38,038,000	10.8%
Buildout, Inc. (h)(i)	Real Estate Services	Limited Partner Interests	7/9/2020	$1,250	1,372,557	819,577	0.2%
		Total Real Estate Services			53,872,557	52,689,577	14.9%
Archimedes Parent LLC (h)	Research Software	Class A Common Units	6/27/2022	2,475,160	2,475,160	781,972	0.2%	954 W. Washington Boulevard, Suite 750, Chicago, IL 60607
Wellspring Worldwide Inc. (d)	Research Software	First Lien Term Loan (3M USD TERM SOFR+8.42%), 12.22% Cash, 2/28/2029	6/27/2022	$9,372,000	9,329,053	9,109,584	2.6%	954 W. Washington Boulevard, Suite 750, Chicago, IL 60607
Wellspring Worldwide Inc.	Research Software	Delayed Draw Term Loan (3M USD TERM SOFR+8.42%), 12.22% Cash, 2/28/2029	6/27/2022	$25,310,000	25,122,064	24,601,320	7.0%
		Total Research Software			36,926,277	34,492,876	9.8%

Rewind Intermediate Inc.	Residential Remediation Services	First Lien Term Loan (3M USD TERM SOFR+4.25%), 8.05% Cash, 3/5/2031	3/5/2026	$8,900,000	8,826,023	8,822,570	2.5%	7500 Rialto Blvd., Building 2, Suite 230, Austin, TX 78735-8531
Rewind Intermediate Inc. (j)	Residential Remediation Services	Delayed Draw Term Loan (3M USD TERM SOFR+4.25%), 8.05% Cash, 3/5/2031	3/5/2026	$-	-	-	0.0%
Rewind Intermediate Inc. (j)	Residential Remediation Services	Revolving Credit Facility (3M USD TERM SOFR+4.25%), 8.05% Cash, 3/5/2031	3/5/2026	$-	(23,730)	-	0.0%
Rewind Intermediate Inc. (h)	Residential Remediation Services	Class A-1 Units	3/5/2026	500,000	500,000	500,000	0.1%
		Total Residential Remediation Services			9,302,293	9,322,570	2.6%

Company(1)	Industry	Investment Interest Rate/ Maturity	Original Acquisition Date	Principal/ Number of Shares	Cost	Fair Value (c)	% of Net Assets	Portfolio Company Address

Angry Chickz, Inc.	Restaurant	First Lien Term Loan (1M USD TERM SOFR+6.25%), 9.96% Cash, 10/9/2030	10/9/2025	$7,900,000	7,899,999	7,965,570	2.3%	15301 Ventura Blvd. Building B, Suite 250, Sherman Oaks, CA 91403
Angry Chickz, Inc. (j)	Restaurant	Delayed Draw Term Loan (1M USD TERM SOFR+6.25%), 9.96% Cash, 10/9/2030	10/9/2025	$10,000,000	9,980,187	10,083,000	2.9%
LFR Chicken LLC (d)	Restaurant	First Lien Term Loan (1M USD TERM SOFR+4.50%), 8.21% Cash, 11/26/2030	11/19/2021	$22,000,000	21,895,915	21,773,400	6.2%	1270 N Elgin Pwky, Suite C-14, Shalimar, FL 32579
LFR Chicken LLC (d)(j)	Restaurant	Delayed Draw Term Loan (1M USD TERM SOFR+4.50%), 8.21% Cash, 11/26/2030	11/19/2021	$18,000,000	17,955,567	17,814,600	5.1%
LFR Chicken LLC (h)	Restaurant	Series B Preferred Units	11/19/2021	497,183	1,000,000	2,047,646	0.6%
		Total Restaurant			58,731,668	59,684,216	17.1%
SAI Systems Health, LLC (d)	Revenue Cycle Management & Related Services	First Lien Term Loan (3M USD TERM SOFR+5.00%), 8.80% Cash, 11/24/2030	11/24/2025	$28,000,000	27,847,087	28,372,400	8.0%	5 Research Drive, 2nd Floor, Shelton, CT 06484
SAI Systems Health, LLC (j)	Revenue Cycle Management & Related Services	Delayed Draw Term Loan (3M USD TERM SOFR+5.00%), 8.80% Cash, 11/24/2030	11/24/2025	$-	-	-	0.0%
SAI Systems Health Topco, LLC (h)	Revenue Cycle Management & Related Services	Class A Units	11/24/2025	350,000	350,000	425,940	0.1%	5 Research Drive, 2nd Floor, Shelton, CT 06484
		Total Revenue Cycle Management & Related Services			28,197,087	28,798,340	8.1%
Yumi Ice Cream Company, LLC (d)	Specialty Distribution	First Lien Term Loan (3M USD TERM SOFR+6.50%), 10.30% Cash, 8/25/2031	8/25/2026	$6,250,000	6,203,247	6,203,125	1.8%	3551 Plano Pkwy, Ste 210, The Colony, TX 75056
Yumi Ice Cream Company, LLC (d)	Specialty Distribution	First Lien Term Loan (3M USD TERM SOFR+6.50%), 10.30% Cash, 8/25/2031	8/25/2026	$6,250,000	6,203,248	6,203,125	1.8%
Yumi Ice Cream Company, LLC (j)	Specialty Distribution	Delayed Draw Term Loan (3M USD TERM SOFR+6.50%), 10.30% Cash, 8/25/2031	8/25/2026	$-	-	-	0.0%
Yumi Ice Cream Company, LLC (j)	Specialty Distribution	Revolving Credit Facility (3M USD TERM SOFR+6.50%), 10.30% Cash, 8/25/2031	8/25/2026	$-	-	-	0.0%
Yumi Ice Cream Company, LLC (h)	Specialty Distribution	Common Stock	8/25/2026	714,286	714,286	714,286	0.2%
		Total Specialty Distribution			13,120,781	13,120,536	3.8%
Avionte Holdings, LLC (h)	Staffing Services	Class A Units	1/8/2014	100,000	100,000	1,504,336	0.4%	4300 MarketPointe Dr., Suite 250, Bloomington, MN 55435
		Total Staffing Services			100,000	1,504,336	0.4%

Company(1)	Industry	Investment Interest Rate/ Maturity	Original Acquisition Date	Principal/ Number of Shares	Cost	Fair Value (c)	% of Net Assets	Portfolio Company Address
AIMCO 2025-24A E (a)	Structured Finance Securities	Other/Structured Finance Securities (3M USD TERM SOFR+6.10%), 9.90% Cash, 4/19/2038	4/30/2025	$1,500,000	1,500,000	1,513,479	0.4%
AIMCO 2024-21A ER (a)	Structured Finance Securities	Other/Structured Finance Securities (3M USD TERM SOFR+5.40%), 9.20% Cash, 4/18/2039	4/1/2026	$2,000,000	2,000,000	2,018,258	0.6%
APID 2023-45A ER (a)(d)	Structured Finance Securities	Other/Structured Finance Securities (3M USD TERM SOFR+5.15%), 8.95% Cash, 7/26/2038	6/5/2025	$2,800,000	2,800,000	2,803,363	0.8%
APID 2017-28A DR (a)(d)	Structured Finance Securities	Other/Structured Finance Securities (3M USD TERM SOFR+5.00%), 8.80% Cash, 10/20/2038	7/25/2025	$2,500,000	2,500,000	2,493,463	0.7%
BGCLO 2025-13A D2 (a)(d)	Structured Finance Securities	Other/Structured Finance Securities (3M USD TERM SOFR+4.05%), 7.85% Cash, 10/23/2038	8/7/2025	$2,000,000	2,000,000	2,005,740	0.6%
BGCLO 2024-9A E (a)	Structured Finance Securities	Other/Structured Finance Securities (3M USD TERM SOFR+6.25%), 10.05% Cash, 10/22/2037	3/31/2026	$1,000,000	1,000,500	1,004,018	0.3%
BSP 2016-10A C2R3 (a)	Structured Finance Securities	Other/Structured Finance Securities (3M USD TERM SOFR+4.10%), 7.90% Cash, 7/20/2038	7/10/2025	$2,000,000	2,000,000	2,003,988	0.6%
BSP 2020-21A ER2 (a)	Structured Finance Securities	Other/Structured Finance Securities (3M USD TERM SOFR+4.95%), 8.75% Cash, 1/15/2039	11/4/2025	$1,500,000	1,500,000	1,503,498	0.4%

Company(1)	Industry	Investment Interest Rate/ Maturity	Original Acquisition Date	Principal/ Number of Shares	Cost	Fair Value (c)	% of Net Assets	Portfolio Company Address
BSP 2025-40A E (a)(d)	Structured Finance Securities	Other/Structured Finance Securities (3M USD TERM SOFR+5.25%), 9.05% Cash, 7/25/2038	5/22/2025	$3,000,000	3,000,000	3,010,919	0.9%
DCLO 2024-7A DR (a)	Structured Finance Securities	Other/Structured Finance Securities (3M USD TERM SOFR+5.25%), 9.05% Cash, 7/20/2039	6/30/2026	$2,000,000	2,000,000	2,006,000	0.6%
ELM27 2024-3A D2R (a)	Structured Finance Securities	Other/Structured Finance Securities (3M USD TERM SOFR+4.60%), 8.40% Cash, 4/18/2039	4/28/2026	$2,500,000	2,500,000	2,513,135	0.7%
HLM 2025-26A D2 (a)(d)	Structured Finance Securities	Other/Structured Finance Securities (3M USD TERM SOFR+4.10%), 7.90% Cash, 7/20/2038	7/18/2025	$2,000,000	2,000,000	1,987,480	0.5%
NMC CLO-4A ER (a)	Structured Finance Securities	Other/Structured Finance Securities (3M USD TERM SOFR+5.00%), 8.80% Cash, 3/31/2038	3/13/2025	$1,000,000	980,000	1,004,995	0.3%
NMC CLO-7A E (a)	Structured Finance Securities	Other/Structured Finance Securities (3M USD TERM SOFR+6.91%), 10.71% Cash, 3/20/2038	4/17/2025	$1,000,000	1,000,000	967,599	0.3%
NMC CLO-5A ER (a)(d)	Structured Finance Securities	Other/Structured Finance Securities (3M USD TERM SOFR+5.85%), 9.65% Cash, 7/20/2036	6/30/2025	$3,000,000	3,000,000	2,928,000	0.8%
NMC CLO-3A D2R (a)(d)	Structured Finance Securities	Other/Structured Finance Securities (3M USD TERM SOFR+4.10%), 7.90% Cash, 10/20/2038	8/4/2025	$2,250,000	2,250,000	2,226,994	0.6%
OAKC 2016-13A ER2 (a)	Structured Finance Securities	Other/Structured Finance Securities (3M USD TERM SOFR+5.75%), 9.55% Cash, 10/21/2037	4/10/2025	$1,000,000	976,250	995,244	0.3%
OAKC 2025-22A E (a)	Structured Finance Securities	Other/Structured Finance Securities (3M USD TERM SOFR+5.55%), 9.35% Cash, 7/20/2038	5/9/2025	$1,250,000	1,250,000	1,254,639	0.4%
OAKC 2020-7A D2R2 (a)(d)	Structured Finance Securities	Other/Structured Finance Securities (3M USD TERM SOFR+4.05%), 7.85% Cash, 7/19/2038	6/18/2025	$3,250,000	3,250,000	3,254,310	0.9%
OCP 2025-43A E (a)	Structured Finance Securities	Other/Structured Finance Securities (3M USD TERM SOFR+6.50%), 10.30% Cash, 7/20/2038	4/23/2025	$1,000,000	1,000,000	1,014,240	0.3%
OCP 2023-28A (a)(d)	Structured Finance Securities	Other/Structured Finance Securities (3M USD TERM SOFR+5.25%), 9.05% Cash, 7/16/2038	6/18/2025	$3,000,000	3,000,000	3,020,079	0.9%
OCP 2016-11A D2R3 (a)	Structured Finance Securities	Other/Structured Finance Securities (3M USD TERM SOFR+4.10%), 7.90% Cash, 7/26/2038	6/26/2025	$1,500,000	1,500,000	1,502,643	0.4%

Company(1)	Industry	Investment Interest Rate/ Maturity	Original Acquisition Date	Principal/ Number of Shares	Cost	Fair Value (c)	% of Net Assets	Portfolio Company Address
OCP 2016-12A D2R3 (a)	Structured Finance Securities	Other/Structured Finance Securities (3M USD TERM SOFR+4.25%), 8.05% Cash, 10/18/2037	5/5/2026	$1,000,000	998,500	1,000,128	0.3%
POST 2023-1A D2R (a)	Structured Finance Securities	Other/Structured Finance Securities (3M USD TERM SOFR+3.95%), 7.75% Cash, 10/20/2038	10/17/2025	$1,000,000	1,000,000	999,321	0.3%
POST 2024-1A D2R (a)	Structured Finance Securities	Other/Structured Finance Securities (3M USD TERM SOFR+4.35%), 8.15% Cash, 3/30/2039	5/6/2026	$2,500,000	2,500,000	2,496,520	0.7%
REGT6 2016-1A ER3 (a)	Structured Finance Securities	Other/Structured Finance Securities (3M USD TERM SOFR+5.45%), 9.25% Cash, 10/20/2038	9/12/2025	$1,500,000	1,500,000	1,438,050	0.4%
REG23 2021-4A D3R (a)	Structured Finance Securities	Other/Structured Finance Securities (3M USD TERM SOFR+4.00%), 7.80% Cash, 10/15/2038	10/30/2025	$2,000,000	2,000,000	1,970,624	0.6%
TREST 2017-1A ER3 (a)	Structured Finance Securities	Other/Structured Finance Securities (3M USD TERM SOFR+5.25%), 9.05% Cash, 7/25/2039	7/21/2026	$1,675,000	1,675,000	1,679,474	0.5%
TREST 2018-2A D2RR (a)	Structured Finance Securities	Other/Structured Finance Securities (3M USD TERM SOFR+4.25%), 8.05% Cash, 7/15/2039	5/8/2026	$2,000,000	2,000,000	2,005,609	0.6%
VOYA 2024-3A ER (a)	Structured Finance Securities	Other/Structured Finance Securities (3M USD TERM SOFR+5.50%), 9.30% Cash, 7/20/2039	7/23/2026	$2,000,000	2,000,000	2,005,142	0.6%
WBOX 2023-4A ER2 (a)	Structured Finance Securities	Other/Structured Finance Securities (3M USD TERM SOFR+5.15%), 8.95% Cash, 7/20/2039	6/18/2026	$3,500,000	3,500,000	3,517,486	1.0%
WBOX 2025-5A D2 (a)(d)	Structured Finance Securities	Other/Structured Finance Securities (3M USD TERM SOFR+4.10%), 7.90% Cash, 7/20/2038	6/24/2025	$2,000,000	2,000,000	2,003,350	0.6%
		Total Structured Finance Securities			62,180,250	62,147,788	17.9%

Company(1)	Industry	Investment Interest Rate/ Maturity	Original Acquisition Date	Principal/ Number of Shares	Cost	Fair Value (c)	% of Net Assets	Portfolio Company Address
StockIQ Technologies, LLC	Supply Chain Planning Software	First Lien Term Loan (3M USD Term SOFR+5.50%), 9.30% Cash, 3/26/2030	3/26/2025	$10,000,000	9,930,912	9,796,000	2.8%	280 E. 1st Avenue, Suite 1838, Broomfield, CO 80020
StockIQ Technologies, LLC (j)	Supply Chain Planning Software	Delayed Draw Term Loan (3M USD Term SOFR+5.50%), 9.30% Cash, 3/26/2030	3/26/2025	$2,000,000	1,985,218	1,923,500	0.5%
StockIQ Technologies, LLC (h)	Supply Chain Planning Software	Class A Units	3/26/2025	200,000	200,000	166,272	0.0%
		Total Supply Chain Planning Software			12,116,130	11,885,772	3.3%
Employer Direct Healthcare, LLC (Lantern)	Surgical Benefits Management	Second Lien Term Loan (3M USD TERM SOFR+7.25%), 11.05% Cash, 1/20/2031	1/20/2026	$35,000,000	34,731,190	35,073,500	9.9%	2100 Ross Ave, #1900, Dallas, TX 75201
		Total Surgical Benefits Management			34,731,190	35,073,500	9.9%
JDXpert	Talent Acquisition Software	First Lien Term Loan (3M USD TERM SOFR+8.50%), 12.56% Cash, 5/2/2027	5/2/2022	$6,000,000	5,986,799	6,000,000	1.7%	801 Corporate Center Drive, Suite 130, Raleigh, NC 27607
JDXpert (d)(j)	Talent Acquisition Software	Delayed Draw Term Loan (3M USD TERM SOFR+8.50%), 12.30% Cash, 5/2/2027	5/2/2022	$1,500,000	1,495,986	1,500,000	0.4%
Jobvite, Inc. (d)	Talent Acquisition Software	First Lien Term Loan (3M USD TERM SOFR+7.50%), 11.30% Cash, 8/5/2028	8/5/2022	$20,000,000	19,942,401	18,416,000	5.2%	20N. Meridian St., Suite #300, Indianapolis, IN 46204
		Total Talent Acquisition Software			27,425,186	25,916,000	7.3%
VetnCare MSO, LLC	Veterinary Services	Delayed Draw Term Loan (3M USD TERM SOFR+5.75%), 9.55% Cash, 5/12/2028	5/12/2023	$18,835,655	18,748,969	19,001,409	5.4%	160 Franklin St #300, Oakland, CA 94607
		Total Veterinary Services			18,748,969	19,001,409	5.4%

Better Impact USA Inc.	Volunteer Program Management Software	First Lien Term Loan (3M USD TERM SOFR+4.75%), 8.55% Cash, 1/8/2031	1/8/2026	$12,000,000	11,921,259	11,839,200	3.4%	500 W 5th Suite #500, Winston Salem, NC 27101
Better Impact USA Inc. (j)	Volunteer Program Management Software	Delayed Draw Term Loan (3M USD TERM SOFR+4.75%), 8.55% Cash, 1/8/2031	1/8/2026	$-	-	-	0.0%
Better Impact USA Inc. (h)	Volunteer Program Management Software	Preferred Units	1/8/2026	708,821	1,050,713	1,103,084	0.3%
		Total Volunteer Program Management Software			12,971,972	12,942,284	3.7%
Sub Total Non-control/Non-affiliate investments					1,082,091,998	1,056,184,544	299.4%

Company(1)	Industry	Investment Interest Rate/ Maturity	Original Acquisition Date	Principal/ Number of Shares	Cost	Fair Value (c)	% of Net Assets	Portfolio Company Address
Affiliate investments - 14.0% (b)
ETU Holdings, Inc. (f)	Corporate Education Software	First Lien Term Loan (3M USD TERM SOFR+9.00%), 12.95% Cash, 8/18/2027	8/18/2022	$7,100,000	7,082,347	7,100,000	2.0%
ETU Holdings, Inc. (f)	Corporate Education Software	Second Lien Term Loan 15.00% PIK, 2/18/2028	8/18/2022	$8,908,743	8,894,698	8,342,147	2.4%	5th Floor, The Tower, Trinity Technology & Enterprise Campus, Pearse Street, Dublin D02 K1W7
ETU Holdings, Inc. (f)(h)	Corporate Education Software	Series B Preferred Units	11/21/2025	854,300	3,000,000	-	0.0%
ETU Holdings, Inc. (f)(h)	Corporate Education Software	Series C Preferred Units	11/21/2025	730,280	730,280	668,028	0.2%
		Total Corporate Education Software			19,707,325	16,110,175	4.6%
Axero Holdings, LLC (f)	Employee Collaboration Software	First Lien Term Loan 10.95% Cash, (3M USD TERM SOFR+7.00%) PIK, 12/31/2027	6/30/2021	$17,325,860	17,317,819	17,074,635	4.8%	401 Park Avenue South, 10th Floor, New York, NY 10016
Axero Holdings, LLC (f)	Employee Collaboration Software	Delayed Draw Term Loan 10.95% Cash, (3M USD TERM SOFR+7.00%) PIK, 12/31/2027	6/30/2021	$1,229,577	1,227,460	1,211,748	0.3%
Axero Holdings, LLC (f)(h)	Employee Collaboration Software	Series A Preferred Units	6/30/2021	2,055,609	2,055,609	4,028,994	1.2%
Axero Holdings, LLC (f)(h)	Employee Collaboration Software	Series B Preferred Units	6/30/2021	2,055,609	2,055,609	3,586,333	1.0%
		Total Employee Collaboration Software			22,656,497	25,901,710	7.3%

SmartAC.com, LLC (f)	HVAC Monitoring Devices	First Lien Term Loan (3M USD TERM SOFR+7.50%), 11.30% Cash, 4/7/2030	4/7/2025	$4,574,116	4,546,691	4,527,460	1.3%	5302 Egbert Street, Houston, TX 77007
SmartAC.com, LLC (f)(j)	HVAC Monitoring Devices	Delayed Draw Term Loan (3M USD Term SOFR+7.50%), 11.30% Cash, 4/7/2030	4/7/2025	$-	-	-	0.0%
SmartAC.com, LLC (f)(h)	HVAC Monitoring Devices	Series A Preferred Stock	4/7/2025	1,262,201	2,999,999	2,718,444	0.8%
		Total HVAC Monitoring Devices			7,546,690	7,245,904	2.1%
Sub Total Affiliate investments					49,910,512	49,257,789	14.0%
Control investments - 12.8% (b)
Zollege PBC (g)	Education Services	First Lien Term Loan 4.84% PIK, 8/9/2027	5/11/2021	$1,616,381	1,616,381	1,472,200	0.4%	1335 E. Whitestone Blvd., Cedar Park, TX 78613
Zollege PBC (g)(j)	Education Services	Delayed Draw Term Loan 10.00% 8/9/2027	5/11/2021	$-	-	-	0.0%
Zollege PBC (h)(g)	Education Services	Common Stock	5/11/2021	7,731,294	558,799	15,389,933	4.4%
		Total Education Services			2,175,180	16,862,133	4.8%

Company(1)	Industry	Investment Interest Rate/ Maturity	Original Acquisition Date	Principal/ Number of Shares	Cost	Fair Value (c)	% of Net Assets	Portfolio Company Address
Pepper Palace, Inc. (k)(g)	Specialty Food Retailer	First Lien Term Loan 4.42% PIK, 12/31/2028	6/30/2021	$2,400,000	2,400,000	-	0.0%	3275 Newport Highway, Suite 5, Sevierville, TN 37876
Pepper Palace, Inc. (j)(k)(g)	Specialty Food Retailer	Delayed Draw Term Loan 4.42% PIK, 12/31/2028	6/30/2021	$400,000	400,000	-	0.0%
Pepper Palace, Inc. (j)(k)(g)	Specialty Food Retailer	Delayed Draw Term Loan 4.42% PIK, 12/31/2028	6/30/2021	$1,900,000	1,900,000	-	0.0%
Pepper Palace, Inc. (j)(k)(g)	Specialty Food Retailer	Revolving Credit Facility 4.42% PIK, 12/31/2028	6/30/2021	$1,000,000	1,000,000	-	0.0%
Pepper Palace, Inc. (h)(g)	Specialty Food Retailer	Class A Units	6/30/2021	100,000	163,561	-	0.0%
		Total Specialty Food Retailer			5,863,561	-	0.0%
Saratoga Investment Corp. CLO 2013-1, Ltd. (a)(e)(g)	Structured Finance Securities	Other/Structured Finance Securities 0.00% 4/20/2033	1/22/2008	$111,000,000	14,408,784	-	0.0%
Saratoga Investment Corp. CLO 2013-1, Ltd. Class F-2-R-3 Note (a)(g)(k)	Structured Finance Securities	Other/Structured Finance Securities (3M USD TERM SOFR +10.00%), 14.06% Cash, 4/20/2033	8/9/2021	$9,375,000	9,375,000	-	0.0%
Saratoga Investment Corp. Senior Loan Fund 2022-1, Ltd. Class E-R Note (a)(g)	Structured Finance Securities	Other/Structured Finance Securities (3M USD TERM SOFR +7.35%), 11.15% Cash, 10/20/2037	9/24/2025	$8,750,000	8,443,750	8,324,492	2.4%
		Total Structured Finance Securities			32,227,534	8,324,492	2.4%
Saratoga Senior Loan Fund I JV, LLC (a)(g)(j)	Investment Fund	Unsecured Loan 10.00% 10/20/2033	12/17/2021	$17,618,954	17,618,954	15,469,441	4.4%
Saratoga Senior Loan Fund I JV, LLC (a)(g)(n)	Investment Fund	Membership Interest	12/17/2021	19,197,861	19,197,861	4,091,945	1.2%
		Total Investment Fund			36,816,815	19,561,386	5.6%
Sub Total Control investments					77,083,090	44,748,011	12.8%
TOTAL INVESTMENTS - 326.2% (b)					$1,209,085,600	$1,150,190,344	326.2%

	Number of Shares	Cost	Fair Value	% of Net Assets
Money Market Funds (included in cash and cash equivalents and cash and cash equivalents, reserve accounts) - 27.2% (b)
Goldman Sachs Financial Square Government Fund (1)(2)	80,087,303	$80,087,303	$80,087,303	22.7%
Cash and cash equivalents	80,087,303	80,087,303	80,087,303	22.7%
Goldman Sachs Financial Square Government Fund (1)(2)	13,225,215	13,225,215	13,225,215	3.8%
Valley National Bank Business Money Market Fund (1)(3)	2,561,212	2,561,212	2,561,212	0.7%
Cash and cash equivalents, reserve accounts	15,786,427	15,786,427	15,786,427	4.5%
Total Money Market Funds (included in cash and cash equivalents and cash and cash equivalents, reserve accounts)	95,873,730	$95,873,730	$95,873,730	27.2%

(1)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and are restricted securities. Money market funds are valued at net asset value and are considered level 1 investments within the fair value hierarchy.

(2)	Current yield as of August 31, 2026, was approximately 3.57% on the Goldman Sachs Financial Square Government Fund.

(3)	Current yield as of August 31, 2026, was approximately 3.10% on the Valley National Bank Business Money Market Fund.

(a)	Represents an investment that is not a “qualifying asset” under Section 55(a) of the Investment Company Act of 1940, as amended (the 1940 Act”). As of August 31, 2026, non-qualifying assets represent 8.6% of the Company’s portfolio at fair value. As a BDC, the Company generally has to invest at least 70% of its total assets in qualifying assets.

(b)	Percentages are based on net assets of $352,576,823 as of August 31, 2026.

(c)	Because there is no “readily available market quotations” (as defined in the 1940 Act) for these investments, the fair values of these investments were determined using significant unobservable inputs and approved in good faith by our board of directors. These investments have been included as Level 3 in the Fair Value Hierarchy (see Note 3 to the consolidated financial statements).

(d)	These securities are either fully or partially pledged as collateral under the Company’s senior secured revolving credit facility (see Note 8 to the consolidated financial statements).

(e)	This investment does not have a stated interest rate that is payable thereon. As a result, the 0.00% interest rate in the table above represents the effective interest rate currently earned on the investment cost and is based on the current cash interest and other income generated by the investment.

(f)	As defined in the 1940 Act, this portfolio company is an “affiliate” as we own between 5.0% and 25.0% of the outstanding voting securities. Transactions during the six months ended August 31, 2026 in which the issuer was an affiliate are as follows:

Company	Fair Value at the Beginning of Year	Purchases/ Add-ons (1)	Sales/ Paydowns	Total Interest from Investments	Management Fee Income	Net Realized Gain (Loss) from Investments	Net Change in Unrealized Appreciation (Depreciation)	Fair Value at End of Period
Axero Holdings, LLC	$28,427,238	$366,814	$-	$1,021,285	$-	$-	$(2,892,342)	$25,901,710
ETU Holdings, Inc.	16,055,433	652,147	-	1,145,857	-	-	(597,405)	16,110,175
SmartAC.com, LLC	8,228,240	5,544	(543,183)	297,436	-	-	(444,697)	7,245,904
Total	$52,710,911	$1,024,505	$(543,183)	$2,464,578	$-	$-	$(3,934,444)	$49,257,789

(1)	Includes payment-in-kind interest and net accretion of discount on investments.

(g)	As defined in the 1940 Act, we “control” this portfolio company because we own more than 25% of the portfolio company’s outstanding voting securities. Transactions during the six months ended August 31, 2026 in which the issuer was both an affiliate and a portfolio company that we control are as follows:

Company	Fair Value at the Beginning of Year	Purchases/ Add-ons (1)	Sales/ Paydowns	Total Interest from Investments	Total Dividends from Investments	Management Fee Income	Net Realized Gain (Loss) from Investments	Net Change in Unrealized Appreciation (Depreciation)	Fair Value at End of Period
Netreo Holdings, LLC	$-	$-	$(638,355)	$-	$-	$-	$638,355	$-	$-
Pepper Palace, Inc.	2,038,911	1,925,000	-	-	-	-	-	(3,963,911)	-
Zollege PBC	12,048,652	39,416	-	39,416	-	-	-	4,774,065	16,862,133
Saratoga Investment Corp. CLO 2013-1, Ltd.	-	-	-	-	-	646,078	-	-	-
Saratoga Investment Corp. CLO 2013-1, Ltd. Class F-2-R-3 Note	-	-	-	-	-	-	-	-	-
Saratoga Senior Loan Fund I JV, LLC	16,130,152	-	-	880,948	-	-	-	(660,711)	15,469,441
Saratoga Investment Corp. Senior Loan Fund 2022-1, Ltd. Class E-R Note	8,422,177	-	-	493,340	-	-	-	(97,685)	8,324,492
Saratoga Senior Loan Fund I JV, LLC	1,535,443	-	-	-	1,531,222	-	-	2,556,502	4,091,945
Total	$40,175,335	$1,964,416	$(638,355)	$1,413,704	$1,531,222	$646,078	$638,355	$2,608,260	$44,748,011

(1)	Includes payment-in-kind interest.

(h)	Non-income producing at August 31, 2026.

(i)	Includes securities issued by an affiliate of the company.

(j)	All or a portion of this investment has an unfunded commitment as of August 31, 2026. (See Note 9 to the consolidated financial statements).

(k)	As of August 31, 2026, the investment was on non-accrual status. The fair value of these investments was approximately $0.0 million, which represented 0.0% of the Company’s portfolio (see Note 2 to the consolidated financial statements).

(l)	Included within cash and cash equivalents and cash and cash equivalents, reserve accounts in the Company’s consolidated statements of assets and liabilities as of August 31, 2026.

(m)	This investment elected to PIK 20% of accrued interest, with 80% of accrued interest payable in cash.

(n)	On September 24, 2025, the Company completed the first refinancing of SLF 2022. This refinancing, among other things, extended the SLF 2022’s investment period to October 2028. As part of this refinancing, the Company purchased $8.8 million of the SLF 2022-1 Class E-R Notes tranche at par. Concurrently, the existing $12.3 million of the SLF 2022-1 Class E Notes were repaid. The Company also paid $1.6 million of additional equity investment related to the refinancing to SLF JV. (See Note 5 to the consolidated financial statements).

SOFR - Secured Overnight Financing Rate

1M USD TERM SOFR - The 1 month USD TERM SOFR rate as of August 31, 2026 was 3.71%.

3M USD TERM SOFR - The 3 month USD TERM SOFR rate as of August 31, 2026 was 3.80%.

PIK - Payment-in-Kind.

MANAGEMENT OF THE COMPANY

The information contained under Part III, Item 10, “Directors, Executive Officers and Corporate Governance”, Part III, Item 11 “Executive Compensation” and Part III, Item 13, “Certain Relationships and Related Transactions, and Director Independence” in our most recent Annual Report on Form 10-K for the fiscal year ended February 28, 2026, and under the section “Portfolio Management” in our most recent Definitive Proxy Statement on Schedule 14A is incorporated by reference herein.

PORTFOLIO MANAGEMENT

The information contained under the under the section “Portfolio Management” in our most recent Definitive Proxy Statement on Schedule 14A is incorporated by reference herein.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The information contained under Part III, Item 13, “Certain Relationships and Related Transactions, and Director Independence” in our most recent Annual Report on Form 10-K is incorporated by reference herein.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

The following table sets forth information with respect to the beneficial ownership of our common stock as of October 30, 2026, by each of our executive officers and Independent Directors and all of our directors and executive officers as a group. As of October 30, 2026, we are not aware of any five percent beneficial owners of our common stock, except for Christian Oberbeck as outlined below.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. There is no common stock subject to options or warrants that are currently exercisable or exercisable within 60 days of the offering. Percentage of beneficial ownership is based on 15,521,322 shares of common stock outstanding as of October 30, 2026. Unless otherwise stated, the business address of each person below is 535 Madison Avenue, New York, New York 10022. Except as otherwise described in the notes below, the following beneficial owners have sole voting power and sole investment power with respect to all shares of common stock set forth opposite their respective names.

	Amount and Nature
	of Beneficial	Percent of
Name of Beneficial Owners	Ownership	Class

Interested Directors
Christian L. Oberbeck(1)(2)	1,587,892	10.2%
Henri J. Steenkamp(2)	43,527	*

Independent Directors
Steven M. Looney	4,258	*
Charles S. Whitman III	6,640	*
G. Cabell Williams	114,396	*
Scott E. Zoellner	–	–

Executive Officers	2,110	*
Rochelle Kracoff	3,782	*
Christine Ramdihal

All Directors and Executive Officers as a Group (8 persons)	1,762,604	11.4%

Management Ownership of our Common Stock(2)
Thomas V. Inglesby	356,530	2.3%
Michael J. Grisius	167,216	1.1%

* Less than 1%

(1)	Includes 747,824 shares of common stock directly held by Mr. Oberbeck, 477 shares of common stock held by CLO Partners LLC, an entity wholly owned by Mr. Oberbeck, 100,000 shares of common stock held by CLO Partners Holdings LLC, an entity wholly owned by Mr. Oberbeck, 30,000 shares of common stock held by the investment adviser, an entity wholly owned by Mr. Oberbeck, 97,283 shares of common stock directly held by Mr. Oberbeck’s children, for which Mr. Oberbeck retains the voting rights, 2,180 shares of common stock directly held by Mr. Oberbeck’s wife, for which Mr. Oberbeck retains the voting rights and 549,183 shares of common stock directly held by Elizabeth Birkelund (as described below). Mr. Oberbeck has pledged 732,633 of his shares as collateral for credit facilities.

Pursuant to an Agreement Relating to Shares of Common Stock of Saratoga Investment Corp. (the “Transfer Agreement”), Mr. Oberbeck transferred 744,183 shares of common stock beneficially owned by him to Elizabeth Birkelund. Elizabeth Birkelund has full ownership rights with respect to the shares, including without limitation, the right to (A) receive any cash and/or stock dividends and distributions paid on or with respect to the shares and (B) sell the shares in accordance with the provisions of the Transfer Agreement and receive all proceeds therefrom. However, pursuant to the terms of the Transfer Agreement, Mr. Oberbeck has retained the right to vote 549,183 shares of common stock held by Ms. Birkelund, except that Ms. Birkelund has retained the right to vote the shares on all matters submitted to stockholders with respect to any matter that could give rise to dissenters or other rights of an objecting stockholder under Maryland General Corporation Law. The Transfer Agreement also contains a right of first refusal that requires Ms. Birkelund to offer Mr. Oberbeck the opportunity to purchase any shares of common stock owned by her prior to her intended sale of the shares. Any such purchases may be made either directly by Mr. Oberbeck or through entities affiliated with him.

(2)	Mr. Oberbeck, Mr. Grisius, Mr. Inglesby and Mr. Steenkamp are deemed to be affiliates of the Company and beneficially own approximately 13.9% of the shares of the Company’s common stock on an aggregate basis.

The following table sets forth as of October 30, 2026, the dollar range of our equity securities that is beneficially owned by each of our directors. We are not part of a “family of investment companies,” as that term is defined in the 1940 Act.:

Interested Directors	Dollar Range of Equity Securities Beneficially Owned in the Company (1)(2)(3)

Christian L. Oberbeck	Over $100,000
Henri J. Steenkamp	Over $100,000

Independent Directors
Steven M. Looney	$50,001-$100,000
Charles S. Whitman III	$50,001-$100,000
G. Cabell Williams Scott E. Zoellner	Over $100,000 None

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
(2)	The dollar range of equity securities beneficially owned by our directors is based on the closing price of our common stock on the New York Stock Exchange (“NYSE”) of $13.59 per share as of the October 30, 2026.
(3)	The dollar ranges of equity securities beneficially owned are: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000.

DESCRIPTION OF OUR CAPITAL STOCK

The following description is based on relevant portions of the Maryland General Corporation Law (the “MGCL”) and on our charter and bylaws. This summary is not necessarily complete, and we refer you to the MGCL and our charter and bylaws for a more detailed description of the provisions summarized below.

Capital Stock

The authorized stock of the Company consists of 100,000,000 shares of common stock, par value $0.001 per share. Our common stock trades under the symbol “SAR” on the New York Stock Exchange (the “NYSE”). There are no outstanding options or warrants to purchase our common stock. No shares of common stock have been authorized for issuance under any equity compensation plans. Under the MGCL, our stockholders generally are not personally liable for our debts or obligations.

Under our governing documents, our board of directors is authorized to create new classes or series of shares of stock and to authorize the issuance of shares of stock without obtaining stockholder approval. Our charter provides that the board of directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

Common Stock

Each share of our common stock has equal rights as to earnings, assets, dividends and voting and all of our outstanding shares of common stock are duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our board of directors and declared by us out of funds legally available therefor. Shares of our common stock have no preemptive, exchange, conversion or redemption rights. In the event of our liquidation, dissolution or winding up, each share of common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of shares of our preferred stock, if any are outstanding at such time. Each share of our common stock entitles its holder to cast one vote on all matters submitted to a vote of stockholders, including the election and removal of directors.

Preferred Stock

Our governing documents authorize our board of directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. Prior to the issuance of shares of stock of each class or series, the board of directors is required by our governing documents to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series of shares of stock. Thus, the board of directors could authorize the issuance of preferred stock with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. In addition, as a BDC, any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, the aggregate dividend or distribution on, or purchase price of, such shares of preferred stock together with all other indebtedness and senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock is in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding shares of preferred stock. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

Long-Term Debt

The SBA debentures issued by the SBIC Subsidiaries have fixed interest rates that approximate prevailing 10-year Treasury Note rates plus a spread and have a maturity of ten years with interest payable semi-annually. The principal amount of the SBA debentures is not required to be paid before maturity but may be pre-paid at any time. As of August 31, 2026, the SBIC Subsidiaries had $213.0 million of outstanding SBA debentures.

Live Oak Credit Facility

On March 27, 2024, the Company and its wholly owned special purpose subsidiary, SIF III, entered into a credit and security agreement (the “Live Oak Credit Agreement”), by and among SIF III, as borrower, the Company, as collateral manager and equity holder, the lenders from time to time parties thereto, Live Oak, as administrative agent and collateral agent, U.S. Bank National Association, as custodian, and U.S. Bank Trust Company, National Association, as collateral administrator, relating to the Live Oak Credit Facility.

The Live Oak Credit Facility originally provided for borrowings in U.S. dollars in an aggregate amount of up to $50.0 million. During the first two years following the closing date, SIF III may request one or more increases in the commitment amount from $50.0 million to an amount not to exceed $150.0 million, subject to certain terms and conditions and a customary fee. The terms of the Live Oak Credit Agreement required a minimum drawn amount of $12.5 million at all times during the period ended March 27, 2025 and, thereafter, require the greater of: (i) $25.0 million and (ii) 50% of the facility amount in effect at such time. The Live Oak Credit Facility matures on March 27, 2027. Advances are available during the term of the Live Oak Credit Facility and must be repaid in full at maturity. SIF III may request an extension of the maturity date by an additional one year, subject to the agreement of the lenders and an extension fee.

On June 14, 2024, the Company entered into the first amendment to the Live Oak Credit Agreement (the “Amendment”). The Amendment, among other things:

•	increased the borrowings available under the Live Oak Credit Facility from up to $50.0 million to up to $75.0 million, subject to a borrowing base requirement;
•	replaced administrative agent approval with “Required Lender” (as defined in the Live Oak Credit Agreement) approval with respect to certain matters;
•	replaced Required Lender approval with 100% lender approval with respect to certain matters;
•	added new lenders (as identified in the Amendment) to the Live Oak Credit Agreement; and
•	changed the definition of Required Lender to require the approval of at least two unaffiliated lenders.

Advances under the Live Oak Credit Facility are subject to a borrowing base calculation, and the Live Oak Credit Facility has various eligibility criteria for loans to be included in the borrowing base. Advances under the Live Oak Credit Facility bear interest at a floating rate per annum equal to Adjusted Term SOFR plus an applicable margin between 3.50% and 4.25% based on the Live Oak Credit Facility’s utilization. The Live Oak Credit Agreement also provides for an unused fee of 0.50% on the unused commitments. SIF III’s obligations to the lenders under the Live Oak Credit Facility are secured by a first priority security interest in substantially all of SIF III’s assets. In addition, SIF III’s obligations to the lenders under the Live Oak Credit Facility are secured by a pledge by the Company of its equity interests in SIF III, which is evidenced by the equity pledge agreement, dated as of March 27, 2024, by and between the Company, as pledgor, and Live Oak, as collateral agent for the benefit of the secured parties.

As of October 30, 2026, the remaining available borrowing base on the Live Oak Credit Facility was $37.5 million.

Valley Credit Facility

On November 6, 2025, the Company and its wholly owned special purpose subsidiary, SIF II, entered into a Credit and Security Agreement (the “Valley Credit Agreement”) establishing an $85.0 million senior secured revolving credit facility with Valley, as administrative agent and as a lender, and certain other lenders, supported by loans held by SIF II and pledged as collateral to secure the obligations under the Valley Credit Facility. The terms of the Valley Credit Facility require a minimum drawn amount at all times equal to the greater of $25.0 million or 38% of the facility amount in effect at such time. The Valley Credit Facility matures on November 6, 2028. The Valley Credit Facility has numerous eligibility criteria for loans to be included in the borrowing base. The Valley Credit Agreement also requires SIF II to pay an unused fee on the amount by which the commitment amount exceeds outstanding principal amounts on each day at a rate per annum equal to 0.75% if the unused amount is greater than 62% of the commitment amount, or otherwise 0.50%.

In addition to any fees or other amounts payable under the terms of the Valley Credit Facility, an administrative agent fee per annum equal to $35,000 is payable annually in advance.

On October 8, 2026, the Company entered into the first amendment to the Valley Credit Agreement (the “Amendment”). The Amendment, among other things:

•	increased the borrowings available under the Valley Credit Facility from $85.0 million to $110.0 million;
•	increased the amount whereby SIF II, during the first two years following the closing date, is permitted to request one or more increases in the commitment amount from $100.0 million to $135.0 million, subject to certain terms and conditions and a customary fee;
•	provided that the Advance Rate (as defined in the Valley Credit Agreement) with respect to Unitranche Loans (as defined in the Valley Credit Agreement) will not exceed 70%;
•	increased the aggregate amount by which the total of the Borrowing Base Value of all Collateral Loans may be concentrated in the healthcare industry from 25.0% to 35.0% of Aggregate ECA Value (each as defined in the Valley Credit Agreement);
•	increased the aggregate amount by which the total of the Borrowing Base Value of all Collateral Loans which are made to the three largest Obligors (as defined in the Credit Agreement) from 30.0% to 35.0% of Aggregate ECA Value; and
•	amended the definition of “Key Person” to replace Henri Steenkamp with Christine Ramdihal.

As of October 30, 2026, the remaining available borrowing base on the Valley Credit Facility was $50.6 million.

Outstanding Securities

The following table shows our outstanding classes of securities as of October 30, 2026:

Title of Class	Amount Authorized		Amount Held by Company for its Account	Amount Outstanding as of October 30, 2026
Common Stock	100,000,000	(1)	—	15,494,056
SBA Debentures(2)	$213,000,000		—	$259,000,000
Valley Credit Facility	$110,000,000		—	$59,400,000
Live Oak Credit Facility	$75,000,000		—	$37,500,000
4.35% 2027 Notes	$75,000,000		—	$75,000,000
6.25% 2027 Notes	$15,000,000			$15,000,000
8.00% 2027 Notes	$46,000,000		—	$46,000,000
8.125% 2027 Notes	$60,375,000		—	$60,375,000
8.50% 2028 Notes	$57,500,000		—	$57,500,000
7.25% 2029 Notes	$25,000,000		—	$25,000,000
7.25% 2030 Notes	$50,000,000		—	$50,000,000
7.50% 2031 Notes	$100,000,000		—	$100,000,000
8.00% 2031 Notes	$120,842,350		—	$120,842,350

(1)	Amounts shown in number of shares of common stock.
(2)	For more information regarding our limitations as to SBA debenture issuances, see “Business Development Company Regulations — Small Business Investment Company Regulations” in our most recent Annual Report on Form 10-K.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

The MGCL permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our governing documents contain a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by the MGCL, subject to the requirements of the 1940 Act.

The MGCL requires a corporation (unless its charter provides otherwise, which, our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made or threatened to be made a party by reason of his or her service in that capacity. The MGCL permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or are threatened to be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under the MGCL, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received unless, in either case, a court orders indemnification, and then only for expenses. In addition, the MGCL permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Our charter authorizes us to obligate ourselves, and our bylaws do obligate us, to the maximum extent permitted by the MGCL and subject to any applicable requirements of the 1940 Act, to indemnify and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (1) any present or former director or officer or (2) any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner, manager, member or trustee, from and against any claim or liability to which that person may become subject for which that person may incur by reason of his or her service in such capacity. Our charter and bylaws also permit indemnification and the advancement of expenses to any person who served a predecessor to Saratoga Investment Corp. in any of the capacities described above and any of our employees or agents or any employees or agents of such predecessor.

As a BDC, and in accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

In addition to the indemnification provided for in our bylaws, we have entered into indemnification agreements with each of our current directors and officers and we intend to enter into indemnification agreements with each of our future directors and officers. The indemnification agreements attempt to provide these directors and officers the maximum indemnification permitted under the MGCL and the 1940 Act. The agreements provide, among other things, for the advancement of expenses and indemnification for liabilities incurred which such person may incur by reason of his or her status as a present or former director or officer in any action or proceeding arising out of the performance of such person’s services as a present or former director or officer.

Provisions of Our Governing Documents and the Maryland General Corporation Law

Our governing documents and the MGCL contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board of directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified Board of Directors

Our board of directors is divided into three classes of directors serving staggered three-year terms. Directors of each class are elected to serve for three-year terms and until their successors are duly elected and qualify, and each year one class of directors is elected by the stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified board of directors will help to ensure the continuity and stability of our management and policies.

Number of Directors; Vacancies; Removal

Our governing documents provide that the number of directors will be set only by our board of directors in accordance with our bylaws. Our bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than three nor more than eleven. Our charter provides that, except as may be provided by the board of directors in setting the terms of any class or series of shares of stock, so long as we have a class of securities registered under the Exchange Act and at least three independent directors, any and all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act. If there are no directors then in office, vacancies may be filled by stockholders at a special meeting called for such purpose. Our charter provides that a director may be removed only by the affirmative vote of at least two-thirds of the votes entitled to be cast generally in the election of directors.

Election of Directors

Our charter and bylaws provide that the affirmative vote of the holders of a plurality of the votes cast at a meeting of the Company’s stockholders duly called and at which a quorum is present will be required to elect each director. Pursuant to our charter and bylaws, our board of directors may amend the bylaws to alter the vote required to elect directors.

Action by Stockholders

All of our outstanding shares of common stock will generally be able to vote on any matter that is a proper subject for action by the stockholders of a Maryland corporation, including in respect of the election or removal of directors as well as other extraordinary matters. Under the MGCL, stockholder action can be taken only at an annual or special meeting of stockholders or by written or electronically-transmitted unanimous consent in lieu of a meeting. These provisions, combined with the requirements of our governing documents regarding the calling of a stockholder-requested special meeting of stockholder discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws provide that, with respect to an annual meeting of our stockholders, nominations of individuals for election to the board of directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by or at the direction of the board of directors, (3) by any stockholder who is a stockholder of record both at the time of giving notice by the stockholder and at the time of the annual meeting, who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of individuals for election to the board of directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by or at the direction of the board of directors, (3) provided that the board of directors has determined that directors will be elected at the meeting, by a stockholder who is a stockholder of record both at the time of giving notice by the stockholder and at the time of the special meeting and who is entitled to vote at the meeting and who has complied with the advance notice provisions of our bylaws or (4) by a stockholder who is entitled to vote at the meeting in circumstances in which a special meeting of stockholders is called for the purpose of electing directors when no directors remain in office.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meetings of Stockholders

Our bylaws provide that special meetings of our stockholders may be called by our board of directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of our stockholders will be called by our secretary upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting, except that, if no directors remain in office, a special meeting of our stockholders shall be called to elect directors by the secretary upon the written request of holders entitled to cast at least 10% of the votes entitled to be cast generally in the election of directors.

Amendment of Governing Documents

Under the MGCL, a Maryland corporation generally cannot dissolve or amend its charter unless the corporation’s board of directors declares the dissolution or amendment to be advisable and the dissolution or amendment is approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. A Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of amendments to our charter by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. However, our charter also provides that certain charter amendments and proposals for our liquidation, dissolution or conversion, whether by merger or otherwise, from a closed-end company to an open-end company require the approval of the stockholders entitled to cast at least two-thirds percent of the votes entitled to be cast on such matter. If such amendment or proposal is approved by at least two-thirds of our continuing directors (in addition to approval by our board of directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The “continuing directors” are, as defined in our charter, our current directors as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the board of directors.

Our governing documents provide that the board of directors has the exclusive power to adopt, alter or repeal any provision of our bylaws and to make new bylaws.

Approval of Extraordinary Actions

Under Maryland law, a Maryland corporation generally cannot amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless the corporation’s board of directors declares action or transaction to be advisable and the action or transaction is approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. A Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter.

Except for a merger that would result in our conversion to an open-end company, which requires the approval described above, our charter provides that we may merge, sell all or substantially all of our assets, engage in a consolidation or share exchange or engage in similar transactions, if such transaction is declared advisable by our board of directors and approved by a majority of all of the votes entitled to be cast on the matter.

No Appraisal Rights

Except with respect to appraisal rights arising in connection with the Maryland Control Share Acquisition Act discussed below, as permitted by the MGCL, our governing documents provide that our stockholders will not be entitled to exercise appraisal rights unless a majority of our board of directors determines that such rights will apply with respect to all or any classes or series of stock, to one or more transactions occurring after the date of such determination in connection with which holders of such shares would otherwise be entitled to exercise appraisal rights.

Control Share Acquisitions

The Control Share Acquisition Act provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights with respect to the control shares except to the extent approved by the affirmative vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;
•	one-third or more but less than a majority; or
•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval or shares acquired directly from the corporation. A control share acquisition means the acquisition of issued and outstanding control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholder meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to repurchase control shares is subject to certain conditions and limitations, including, as provided in our bylaws, compliance with the 1940 Act, which will prohibit any such repurchase other than in limited circumstances. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholder meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

The Control Share Acquisition Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation.

Our bylaws contain a provision exempting from the Control Share Acquisition Act any and all acquisitions by any person of our common stock. Such provision could also be amended or eliminated at any time in the future. The SEC staff previously took the position that, if a BDC failed to opt-out of the Control Share Acquisition Act, its actions would be inconsistent with Section 18(i) of the 1940 Act. However, the SEC recently withdrew its previous position, and stated that it would not recommend enforcement action against a closed-end fund, including a BDC, that opts in to being subject to the Control Share Acquisition Act if the closed-end fund acts with reasonable care on a basis consistent with other applicable duties and laws and the duty to the company and its shareholders generally. As such, we may amend our bylaws, but will do so only if our board of directors determines that it would be in our best interests and if such amendment can be accomplished in compliance with applicable laws, regulations and SEC guidance.

Business Combinations

Under Maryland law, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10.0% or more of the voting power of the corporation’s outstanding voting stock; or

•	an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10.0% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which the stockholder otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any business combination between the corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80.0% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•	two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Our board of directors has adopted a resolution exempting from the provisions of the Maryland Business Combination Act any business combination between us and any other person. If our board of directors adopts resolutions causing us to be subject to the provisions of the Business Combination Act, these provisions may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the MGCL, including the Control Share Acquisition Act or the Business Combination Act (if we amend our bylaws to be subject to such Acts), or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

PLAN OF DISTRIBUTION

Any broker-dealer that receives Exchange Notes for its own account pursuant to the exchange offer in exchange for Restricted Notes where such Restricted Notes were acquired as a result of market-making or other trading activities must acknowledge that it will deliver a prospectus in connection with any resale or other transfer of such Exchange Notes. This prospectus, as it may be amended or supplemented from time to time, may be used by such a broker-dealer in connection with resales or other transfers of such Exchange Notes. To the extent any such broker-dealer participates in the exchange offer, we have agreed that, for a period of up to 180 days after the completion of the exchange offer, upon request of such broker-dealer, we will make this prospectus, as amended or supplemented, available to such broker-dealer for use in connection with any such resales or other transfers of Exchange Notes, and will deliver as many additional copies of this prospectus and each amendment or supplement to this prospectus and any documents incorporated by reference in this prospectus as such broker-dealer may reasonably request.

We will not receive any proceeds from any resales or other transfers of Exchange Notes by such broker- dealers. Exchange Notes received by such broker-dealers for their own accounts pursuant to the exchange offer may be resold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the Exchange Notes or a combination of these methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or at negotiated prices. Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such broker-dealer or the purchasers of any such Exchange Notes. Any such broker-dealer that resells Exchange Notes that were received by it for its own account pursuant to the exchange offer and any broker or dealer that participates in a distribution of such Exchange Notes may be deemed to be an “underwriter” of the Exchange Notes within the meaning of the Securities Act, and any profit on any such resale of Exchange Notes and any commissions or concessions received by any such persons may be deemed to be underwriting compensation under the Securities Act. The accompanying Letter of Transmittal states that, by acknowledging that it will deliver and by delivering a prospectus, such broker-dealer will not be deemed to admit that it is an “underwriter” of the Exchange Notes within the meaning of the Securities Act.

DISTRIBUTION REINVESTMENT PLAN

We have adopted a dividend reinvestment plan (the “Plan”) that provides that, unless you elect to receive your dividends or other distributions in cash, they will be automatically reinvested by the Plan Administrator, Broadridge Financial Solutions, Inc., in additional shares of our common stock. If you elect to receive your dividends or other distributions in cash, you will receive them in cash paid by check mailed directly to you by the Plan Administrator. The reinvestment of our distributions does not relieve stockholders of any tax that may be payable on such distributions. For U.S. federal income tax purposes, stockholders generally will be treated as receiving income in an amount equal to the value of the shares distributed by us, which generally will be equal to the amount of the cash distribution the stockholder would have received if the stockholder had elected to receive cash.

No action is required on the part of a registered stockholder to have their cash dividend reinvested in shares of our common stock. When the share price of our common stock is trading above NAV, we intend to primarily use newly issued shares to implement the plan. However, we reserve the right to purchase shares in the open market in connection with our implementation of the plan even if the share price of our common stock is trading below NAV. Unless you or your brokerage firm decides to opt out of the Plan, the number of shares of common stock you will receive will be determined as follows:

(1) If we use newly issued shares under the Plan, we will issue the new shares at a price equal to 95% of the average of the market prices of our common stock at the close of trading on the ten trading days immediately preceding and ending on the date fixed by our board of directors for the payment of the dividend.

(2) If we use shares purchased in the open market under the Plan, the Plan Administrator will receive the dividend or distribution in cash and will purchase common stock in the open market, on the NYSE or elsewhere, for the participants’ accounts. Shares purchased in the open market will be allocated to a participant based on the average purchase price, excluding any brokerage charges or other charges, of all shares purchased with respect to the dividend.

You may withdraw from the Plan at any time by giving written notice to the Plan Administrator, or by telephone in accordance with such reasonable requirements as we and the Plan Administrator may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Administrator will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Administrator maintains all common stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common stock in your account will be held by the Plan Administrator in non-certificated form. The Plan Administrator will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to us. Any proxy you receive will include all common stock you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in common stock.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay U.S. federal income taxes due upon the reinvestment of such dividends and distributions. See “Certain U.S. Federal Income Tax Considerations”.

If you hold your common stock with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisory for more information.

Neither us nor the Plan Administrator nor its nominee or nominees shall be liable for any act done in good faith, or for any good faith omission to act, including without limitation, any claims of liability arising out of failure to terminate a participant’s account upon the participant’s death prior to receipt of notice in writing of such death, and with respect to the price at which shares are purchased or sold for the participant’s account.

The Plan Administrator’s fees under the Plan will be borne by us. There is no direct service charge to participants in the Plan; however, we reserve the right to amend or terminate the Plan, including amending the Plan to include a service charge payable by the participants, if in the judgment of the board of directors the change is warranted. Any amendment to the Plan, except amendments necessary or appropriate to comply with applicable law or the rules and policies of the SEC or any other regulatory authority, require us to provide at least 30 days’ written notice to each participant. Additional information about the Plan may be obtained from Broadridge Financial Solutions, Inc., 1717 Arch St., Suite 1300, Philadelphia, PA 19103.

REGULATION

The information contained under the caption “Business—Business Development Company Regulations” in Part I, Item 1 of our Annual Report on Form 10-K for the fiscal year ended February 28, 2026 is incorporated herein by reference.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

Our investment securities are held under a custody agreement with U.S. Bank National Association. The address of the custodian is U.S. Bank National Association, Corporate Trust Services, One Federal Street, 3rd Floor, Boston, MA 02110. The transfer agent and registrar for our common stock, Broadridge Financial Solutions, Inc., acts as our transfer agent, dividend paying and reinvestment agent for our common stock. The principal business address of the transfer agent is 1717 Arch St., Suite 1300, Philadelphia, PA 19103. U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association), our trustee under an indenture and the supplemental indentures thereto relating to the Notes, is the paying agent, registrar and transfer agent relating to the Notes. The principal business address of our trustee is 214 N. Tyron Street, 12th Floor, Charlotte, North Carolina 28202.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

Subject to the limitations, assumptions and qualifications described herein and in the opinion filed as Exhibit 12, the following discussion constitutes the opinion of Eversheds Sutherland (US) LLP, tax counsel to the Company, as to the material U.S. federal income tax consequences of the exchange of Restricted Notes for Exchange Notes in this offer.

The exchange of Restricted Notes for Exchange Notes in the exchange offer will not constitute a taxable event to holders for U.S. federal income tax purposes. Consequently, you will not recognize gain or loss upon receipt of an Exchange Note, the holding period of the Exchange Note will include the holding period of the Restricted Note exchanged therefor and the basis of the Exchange Note will be the same as the basis of the Restricted Note exchanged therefor immediately before the exchange.

In any event, persons considering the exchange of Restricted Notes for Exchange Notes should consult their own tax advisors concerning the U.S. federal income tax consequences in light of their particular situations as well as any consequences arising under the laws of any other taxing jurisdiction.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Because we will acquire and dispose of many of our investments in privately negotiated transactions, many of the transactions that we engage in will not require the use of brokers or the payment of brokerage commissions. Subject to policies established by our board of directors, our investment advisor will be primarily responsible for selecting brokers and dealers to execute transactions with respect to the publicly-traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Our investment advisor does not expect to execute transactions through any particular broker or dealer but will seek to obtain the best net results for us under the circumstances, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. Our investment advisor generally will seek reasonably competitive trade execution costs but will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements and consistent with Section 28(e) of the Exchange Act, our investment advisor may select a broker based upon brokerage or research services provided to our investment advisor and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if our investment advisor determines in good faith that such commission is reasonable in relation to the services provided.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, our independent registered public accounting firm, has audited our consolidated financial statements as of February 28, 2026 and February 29, 2025 and for each of the three years ended February 28, 2026, February 28, 2025, and February 29, 2024, as stated in their reports thereon, incorporated herein by reference, and have been incorporated in this prospectus and Registration Statement in reliance upon such reports and upon the authority of such firm as experts in accounting and auditing. Ernst & Young LLP’s principal business address is One Manhattan West, New York, New York 10001.

LEGAL MATTERS

Certain legal matters regarding the Exchange Notes have been passed upon for us by Eversheds Sutherland (US) LLP.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-14, together with all amendments and related exhibits, under the Securities Act, with respect to the securities offered by this prospectus. The registration statement contains additional information about us and the securities being offered by this prospectus.

We file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. We maintain a website at saratogainvestmentcorp.com and make all of our annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through our website. You may also obtain such information by contacting us in writing at 535 Madison Avenue, New York, NY 10022. The SEC maintains a website that contains reports, proxy and information statements and other information we file with the SEC at www.sec.gov. Information contained on our website is not incorporated by reference into this prospectus or any supplements to this prospectus, and you should not consider that information to be part of this prospectus or any supplements to this prospectus.

We furnish our shareholders with annual reports containing audited financial statements, quarterly reports, and such other periodic reports as we determine to be appropriate or as may be required by law.

INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

This prospectus is part of a registration statement that we have filed with the SEC. We are allowed to “incorporate by reference” the information that we file with the SEC, which means that we can disclose important information to you by referring you to such information incorporated by reference. The information incorporated by reference is considered to comprise a part of this prospectus from the date we file any such document.

We incorporate by reference into this prospectus our filings listed below; provided, however, that information “furnished” under Item 2.02 or Item 7.01 of Form 8-K or other information “furnished” to the SEC which is not deemed filed is not incorporated by reference in this prospectus.

The prospectus incorporates by reference the documents set forth below that have been previously filed with the SEC:

•	our Annual Report on Form 10-K for the fiscal year ended February 28, 2026, filed with the SEC on May 5, 2026;

•	our Quarterly Report on Form 10-Q for the fiscal quarter ended May 31, 2026 filed with the SEC on July 7, 2026;

•	our Quarterly Report on Form 10-Q for the fiscal quarter ended August 31, 2026 filed with the SEC on October 6, 2026; and

•	our Current Reports on Form 8-K filed with the SEC on March 13, 2026, April 14, 2026, August 6, 2026, August 19, 2026, August 26, 2026, September 18, 2026, September 23, 2026, September 24, 2026, and October 9, 2026.

See “Available Information” for information on how to obtain a copy of these filings.

SARATOGA INVESTMENT CORP.

Offer to Exchange

$50,000,000 aggregate principal amount of 7.25% Notes due 2030 for

$50,000,000 aggregate principal amount of 7.25% Notes due 2030

Registered under the Securities Act of 1933, as amended

PRELIMINARY PROSPECTUS

You should rely only on the information contained in this prospectus. This prospectus is not an offer to sell nor is it seeking an offer to buy these securities in any jurisdiction where the offer or sale is not permitted. The information contained in this prospectus is accurate only as of the date of this prospectus, regardless of the time of delivery of this prospectus or any sale of these securities. You should not assume that the delivery of this prospectus or that any sale made pursuant to this prospectus implies that the information contained in this prospectus will remain fully accurate and correct as of any time subsequent to the date of this prospectus.

                   , 2026

PART C Other Information

Item 15. Indemnification

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision that eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which such person may become subject or which such person may incur by reason of his or her service in any such capacity.

Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity. Our bylaws also provide that, to the maximum extent permitted by Maryland law, with the approval of our board of directors and provided that certain conditions described in our bylaws are met, we may pay certain expenses incurred by any such indemnified person in advance of the final disposition of a proceeding upon receipt of an undertaking by or on behalf of such indemnified person to repay amounts we have so paid if it is ultimately determined that indemnification of such expenses is not authorized under our bylaws.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

We have obtained primary and excess insurance policies insuring our directors and officers against some liabilities they may incur in their capacity as directors and officers. Under such policies, the insurer, on our behalf, may also pay amounts for which we have granted indemnification to our directors or officers.

The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, our investment advisor and its and its affiliates’ officers, directors, members, managers, stockholders and employees are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of our investment advisor’s services under the Investment Advisory Agreement.

The Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, our investment advisor and its and its affiliates’ officers, directors, members, managers, stockholders and employees are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of our investment advisor’s services under the Administration Agreement or otherwise as our administrator.

Insofar as indemnification for liability arising under the Securities Act may be permitted to our directors, officers and controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by us of expenses incurred or paid by a director, officer or controlling person of ours in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits

(1)(a)	Articles of Incorporation of Saratoga Investment Corp. (f/k/a GSC Investment Corp.) (incorporated by reference to Saratoga Investment Corp.’s Form 10-Q for the quarterly period ended May 31, 2007).

(1)(b)	Articles of Amendment of Saratoga Investment Corp. (incorporated by reference to Saratoga Investment Corp.’s Current Report on Form 8-K filed August 3, 2010).
(1)(c)	Articles of Amendment of Saratoga Investment Corp. (incorporated by reference to Saratoga Investment Corp.’s Current Report on Form 8-K filed August 13, 2010).

(2)	Third Amended and Restated Bylaws of Saratoga Investment Corp. (incorporated by reference to Saratoga Investment Corp.’s Current Report on Form 10-Q filed January 6, 2021).

(5)(a)	Registration Rights Agreement dated July 30, 2010 between GSC Investment Corp., GSC CDO III L.L.C., and the investors party thereto (incorporated by reference to Saratoga Investment Corp.’s Current Report on Form 8-K filed on August 3, 2010).

(5)(b)	Specimen certificate of Saratoga Investment Corp.’s common stock, par value $0.001 per share. (incorporated by reference to Saratoga Investment Corp.’s Registration Statement on Form N-2, File No. 333-169135, filed on September 1, 2010).

(5)(c)	Dividend Reinvestment Plan (incorporated by reference to Saratoga Investment Corp.’s Current Report on Form 8-K filed on September 24, 2014).

(5)(d)	Form of Indenture by and between the Company and U.S. Bank National Association, as trustee (incorporated by reference to Saratoga Investment Corp.’s Pre-Effective Amendment No. 2 to the Registration Statement on Form N-2, File No. 333-186323 filed April 30, 2013).

(5)(e)	Form of Articles Supplementary Establishing and Fixing the Rights and Preferences of Preferred Stock (incorporated by reference to Saratoga Investment Corp.’s registration statement on Form N-2 Pre-Effective Amendment No. 1, File No. 333-196526, filed on December 5, 2014).

(5)(f)	Seventh Supplemental Indenture between Saratoga Investment Corp. and U.S. Bank National Association, as trustee, relating to 6.25% Notes due 2027 (incorporated by reference to Saratoga Investment Corp.’s Quarterly Report on Form 10-Q, filed on January 10, 2023).

(5)(g)	Eighth Supplemental Indenture between the Saratoga Investment Corp. and U.S. Bank National Association, as trustee, relating to the 4.375% Note due 2026 (incorporated by reference to Exhibit 4.2 to the Registrant’s Current Report on Form 8-K (File No. 814-00732) filed on March 10, 2021).

(5)(h)	Ninth Supplemental Indenture between Saratoga Investment Corp. and U.S. Bank National Association, as trustee, relating to the 4.375% Note due 2027 (incorporated by reference to the Registrant’s Current Report on Form 8-K (File No. 814-00732) filed on January 19, 2022.

(5)(i)	Eleventh Supplemental Indenture between Saratoga Investment Corp. and U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association), as trustee, relating to the 7.00% Notes due 2025 (incorporated by reference to the Registrant’s Quarterly Report on Form 10-Q, filed on January 10, 2023).

(5)(j)	Twelfth Supplemental Indenture between Saratoga Investment Corp. and U.S. Bank Trust Company, National Association, as trustee, relating to the 8.00% Notes due 2027 (incorporated by reference to the Registrant’s Current Report on Form 8-K (File No. 813-00732) filed on October 27, 2022).

(5)(k)	Thirteenth Supplemental Indenture between Saratoga Investment Corp. and U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association), as trustee, relating to the 8.125% Notes due 2027 (incorporated by reference to the Registrant’s Current Report on Form 8-K, filed on December 13, 2022).

(5)(l)	Fifteenth Supplemental Indenture between Saratoga Investment Corp. and U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association), as trustee, relating to the 8.50% Notes due 2028 (incorporated by reference to Saratoga Investment Corp.’s Current Report on Form 8-K filed on April 14, 2023).

(5)(m)	Sixteenth Supplemental Indenture between Saratoga Investment Corp. and U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association), as trustee, relating to the 7.50% Notes due 2031 (incorporated by reference to Saratoga Investment Corp.’s Current Report on Form 8-K filed on February 6, 2026).

(5)(n)	Seventeenth Supplemental Indenture, dated as of April 10, 2026, by and between Saratoga Investment Corp. and U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association), as trustee, relating to the 7.25% Notes due 2029 (incorporated by reference to Saratoga Investment Corp.’s Current Report on Form 8-K filed on April 14, 2026).

(5)(o)	Eighteenth Supplemental Indenture, dated as of August 26, 2026, by and between Saratoga Investment Corp. and U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association), as trustee, relating to the 8.00% Notes due 2031 (incorporated by reference to Saratoga Investment Corp.’s Current Report on Form 8-K filed on August 26, 2026).

(5)(p)	Form of 6.25% Notes due 2027 (incorporated by reference to Exhibit (5)(f) hereto).

(5)(q)	Form of 4.375% Notes due 2026 (incorporated by reference to Exhibit (5)(g) hereto).

(5)(r)	Form of 4.35% Notes due 2027 (incorporated by reference to Exhibit (5)(h) hereto).

(5)(s)	Form of 7.00% Notes due 2025 (incorporated by reference to Exhibit (5)(i) hereto).

(5)(t)	Form of 8.00% Notes due 2027 (incorporated by reference to Exhibit (5)(j) hereto).

(5)(u)	Form of 8.125% Notes due 2027 (incorporated by reference to Exhibit (5)(k) hereto).

(5)(v)	Form of 8.50% Notes due 2028 (incorporated by reference to Exhibit (5)(l) hereto).

(5)(w)	Form of 7.50% Notes due 2031 (incorporated by reference to Exhibit (5)(m) hereto).

(5)(x)	Form of 7.25% Notes due 2029 (incorporated by reference to Exhibit (5)(n) hereto).

(5)(y)	Form of 8.00% Notes due 2031 (incorporated by reference to Exhibit (5)(o) hereto).

(5)(z)	Form of Nineteenth Supplemental Indenture between Saratoga Investment Corporation and U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association), as trustee**

(5)(aa)	Form of Global Note with respect to the 7.25% Notes due 2030 sold in reliance on Section 4(a)(2) of the Securities Act**

(5)(bb)	Registration Rights Agreement, dated as of January 23, 2026, by and between Saratoga Investment Corp. and the institutional purchaser party thereto (incorporated by reference to Saratoga Investment Corp.’s Current Report on Form 8-K filed on January 27, 2026).

(6)(a)	Investment Advisory and Management Agreement between Registrant and Fidus Investment Advisors, LLC (Filed as Exhibit (g) to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-2 (File No. 333-172550) filed with the U.S. Securities and Exchange Commission on April 29, 2011 and incorporated herein by reference).

(6)(b)	First Amendment to Investment Advisory and Management Agreement between Registrant and Fidus Investment Advisors, LLC (Filed as Exhibit 10.7 to the Registrant’s annual report on Form 10-K, filed with the U.S. Securities and Exchange Commission on March 6, 2014 and incorporated herein by reference).

(9)	Custodian Agreement dated March 21, 2007 between GSC Investment LLC and U.S. Bank National Association (incorporated by reference to Saratoga Investment Corp.’s Form 10-Q for the quarterly period ended May 31, 2007).

(11)	Opinion of Eversheds Sutherland (US) LLP**

(12)	Opinion and Consent of Eversheds Sutherland (US) LLP supporting tax matters and consequences to Noteholders discussed in the prospectus**

(13)(a)	Investment Advisory and Management Agreement dated July 30, 2010 between GSC Investment Corp. and Saratoga Investment Advisors, LLC (incorporated by reference to Saratoga Investment Corp.’s Current Report on Form 8-K filed on August 3, 2010).

(13)(b)	Administration Agreement dated July 30, 2010 between GSC Investment Corp. and Saratoga Investment Advisors, LLC (incorporated by reference to Saratoga Investment Corp.’s Current Report on Form 8-K filed on August 3, 2010).

(13)(c)	Trademark License Agreement dated July 30, 2010 between Saratoga Investment Advisors, LLC and GSC Investment Corp. (incorporated by reference to Saratoga Investment Corp.’s Current Report on Form 8-K filed on August 3, 2010).

(13)(d)	Form of Indemnification Agreement between Saratoga Investment Corp. and each officer and director of Saratoga Investment Corp. (incorporated by reference to Amendment No. 2 to Saratoga Investment Corp.’s Registration Statement on Form N-2 filed on January 12, 2007).

(13)(e)	Amended and Restated Indenture, dated as of November 15, 2016, among Saratoga Investment Corp. CLO 2013-1, Ltd., Saratoga Investment Corp. CLO 2013-1, Inc. and U.S. Bank National Association. (incorporated by reference to Saratoga Investment Corp.’s Registration Statement on Form N-2, File No. 333-216344, filed on February 28, 2017).

(13)(f)	Amended and Restated Collateral Management Agreement, dated February 26, 2021, by and between Saratoga Investment Corp. and Saratoga Investment Corp. CLO 2013-1, Ltd. (incorporated by reference to Saratoga Investment Corp.’s Current Report on Form 8-K filed on March 4, 2021).

(13)(g)	Amended and Restated Collateral Administration Agreement, dated February 26, 2021, by and between Saratoga Investment Corp., Saratoga Investment Corp. CLO 2013-1, Ltd. and U.S. Bank National Association (incorporated by reference to Saratoga Investment Corp.’s Current Report on Form 8-K filed on March 4, 2021).

(13)(h)	Equity Distribution Agreement, dated July 30, 2021, by and among Saratoga Investment Corp. and Saratoga Investment Advisors, LLC, on the one hand, and Ladenburg Thalmann & Co. Inc. and Compass Point Research & Trading, LLC, on the other hand (incorporated by reference to Saratoga Investment Corp.’s Current Report on Form 8-K filed on August 2, 2021).

(13)(i)	Amendment No. 2 to the Equity Distribution Agreement, dated July 30, 2021, by and among Saratoga Investment Corp. and Saratoga Investment Advisors, LLC, on the one hand, and Ladenburg Thalmann & Co. Inc. and Compass Point Research & Trading, LLC, on the other hand (incorporated by reference to Saratoga Investment Corp.’s Current Report on Form 8-K filed on July 10, 2023).

(13)(j)	Amendment No. 3 to the Equity Distribution Agreement, dated July 30, 2021, by and among Saratoga Investment Corp. and Saratoga Investment Advisors, LLC, on the one hand, and Ladenburg Thalmann & Co. Inc., Compass Point Research and Trading, LLC, and Raymond James & Associates, Inc. on the other hand (incorporated by reference to Saratoga Investment Corp.’s Current Report on Form 8-K filed on July 19, 2023).

(13)(k)	Amendment No. 4 to the Equity Distribution Agreement by and among Saratoga Investment Corp., Saratoga Investment Advisors, LLC, Ladenburg Thalmann & Co. Inc., Compass Point Research and Trading, LLC, Raymond James & Associates, Inc., and Lucid Capital Markets, LLC (incorporated by reference to Saratoga Investment Corp.’s Current Report on Form 8-K filed on May 15, 2024).

(13)(l)	Amendment No. 5, dated March 13, 2026, to Equity Distribution Agreement by and among Saratoga Investment Corp., Saratoga Investment Advisors, LLC, Lucid Capital Markets, LLC, Ladenburg Thalmann & Co. Inc., Compass Point Research & Trading, LLC, and Raymond James & Associates, Inc. (incorporated by reference to Saratoga Investment Corp.’s Current Report on Form 8-K filed on March 13, 2026).

(13)(m)	Loan Sale and Contribution Agreement, dated as of October 4, 2021, by and between Saratoga Investment Corp., as seller, and Saratoga Investment Funding II LLC, as purchaser (incorporated by reference to Saratoga Investment Corp.’s Current Report on Form 8-K filed on October 7, 2021).

(13)(n)	Credit and Security Agreement, dated as of March 27, 2024, by and among Saratoga Investment Funding III, LLC, as borrower, Saratoga Investment Corp., as collateral manager and equity holder, the lenders from time to time party thereto, Live Oak Banking Company, as administrative agent and collateral agent, U.S. Bank National Association, as custodian, and U.S. Bank Trust Company, National Association, as collateral administrator (incorporated by reference to Saratoga Investment Corp.’s Current Report on Form 8-K filed on March 28, 2024).

(13)(o)	First Amendment and Lender Joinder to Credit and Security Agreement, dated as of June 14, 2024, by and among Saratoga Investment Funding III, LLC, as borrower, Saratoga Investment Corp., as collateral manager and equityholder, the lenders parties thereto, and Live Oak Banking Company, as administrative agent and collateral agent (incorporated by reference to Saratoga Investment Corp.’s Current Report on Form 8-K filed on June 17, 2024).

(13)(p)	Equity Pledge Agreement, dated as of March 27, 2024, by and between Saratoga Investment Corp., as pledgor, and Live Oak Banking Company, as collateral agent for the benefit of the secured parties (incorporated by reference to Saratoga Investment Corp.’s Current Report on Form 8-K filed on March 28, 2024).

(13)(q)	Loan Sale and Contribution Agreement, dated as of March 27, 2024, by and between Saratoga Investment Corp., as seller, and Saratoga Investment Funding III LLC, as purchaser (incorporated by reference to Saratoga Investment Corp.’s Current Report on Form 8-K filed on March 28, 2024).

(13)(r)	Saratoga Senior Loan Fund I JV LLC Limited Liability Company Agreement, dated October 26, 2021, by and between Saratoga Investment Corp. and TJHA JV I LLC (incorporated by reference to Saratoga Investment Corp.’s Current Report on Form 8-K filed on October 27, 2021).

(13)(s)	Credit and Security Agreement, dated as of November 6, 2025, by and among Saratoga Investment Funding II, LLC, as borrower, Saratoga Investment Corp., as collateral manager and equity holder, the lenders parties thereto, Valley National Bank, as administrative agent, lead arranger and bookrunner, Bank OZK, as documentation agent, U.S. Bank National Association, as collateral custodian, and U.S. Bank Trust Company, National Association, as collateral agent and collateral administrator (incorporated by reference to Saratoga Investment Corp.’s Current Report on Form 8-K filed on November 6, 2025).

(13)(t)	Equity Pledge Agreement, dated as of November 6, 2025, by and between Saratoga Investment Corp., as pledgor, and U.S. Bank Trust Company, National Association, as collateral agent for the benefit of the secured parties (incorporated by reference to Saratoga Investment Corp.’s Current Report on Form 8-K filed on November 6, 2025).

(13)(u)	Loan Sale and Contribution Agreement, dated as of November 6, 2025, by and between Saratoga Investment Corp., as seller, and Saratoga Investment Funding II LLC, as purchaser (incorporated by reference to Saratoga Investment Corp.’s Current Report on Form 8-K filed on November 6, 2025).

(13)(v)	Limited Guaranty Agreement, dated as of November 6, 2025, by Saratoga Investment Corp., as guarantor, in favor of Valley National Bank, as administrator for the secured parties (incorporated by reference to Saratoga Investment Corp.’s Current Report on Form 8-K filed on November 6, 2025).

(13)(w)	Springing Guaranty Agreement, dated as of November 6, 2025, by Saratoga Investment Corp., as guarantor, in favor of Valley National Bank, as administrator for the secured parties (incorporated by reference to Saratoga Investment Corp.’s Current Report on Form 8-K filed on November 6, 2025).

(13)(x)	Notes Purchase Agreement, dated April 10, 2026, by and between Saratoga Investment Corp. and the purchaser party thereto (incorporated by reference to Saratoga Investment Corp.’s Current Report on Form 8-K filed on April 14, 2026).

(14)(a)	Consent of Independent Registered Public Accounting Firm*

(16)	Power of Attorney (see signature page of this Registration Statement).

(17)(a)	Statement of Eligibility on Form T-1 of U.S. Bank Trust Company, National Association*

(17)(b)	Form of Letter of Transmittal**

(18)	Filing Fees Table*

*	Filed herewith
**	To be filed by amendment

Item 17. Undertakings.

(1)	The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)	The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, New York, on the 4th day of November, 2026.

SARATOGA INVESTMENT CORP.

By:	/s/ Christian L. Oberbeck
	Name:	Christian L. Oberbeck
	Title:	Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-14 has been signed below by the following persons in the capacities indicated on November 4, 2026.

Name	Title

/s/ Christian L. Oberbeck	Chairman of the Board of Directors and Chief Executive Officer
Christian L. Oberbeck	(Principal Executive Officer)

/s/ Christine Ramdihal	Chief Accounting Officer
Christine Ramdihal	(Principal Financial and Accounting Officer)

/s/ Henri J. Steenkamp	Director
Henri J. Steenkamp

/s/ Steven M. Looney	Director
Steven M. Looney

/s/ Charles S. Whitman III	Director
Charles S. Whitman III

/s/ Cabell Williams	Director
Cabell Williams

/s/ Scott E. Zoellner	Director
Scott E. Zoellner

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENT, that each person whose signature appears below hereby constitutes and appoints Christine Ramdihal as true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign any and all amendments to this Registration Statement on Form N-14 (including any amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the SEC, granting unto said attorney-in-fact and agent the full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing, as to all intents and purposes as either of them might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-14 has been signed below by the following persons in the capacities indicated on November 4, 2026.

Name	Title

/s/ Christian L. Oberbeck	Chairman of the Board of Directors and Chief Executive Officer
Christian L. Oberbeck	(Principal Executive Officer)

/s/ Christine Ramdihal	Chief Accounting Officer
Christine Ramdihal	(Principal Financial and Accounting Officer)

/s/ Henri J. Steenkamp	Director
Henri J. Steenkamp

/s/ Steven M. Looney	Director
Steven M. Looney

/s/ Charles S. Whitman III	Director
Charles S. Whitman III

/s/ Cabell Williams	Director
Cabell Williams

/s/ Scott E. Zoellner	Director
Scott E. Zoellner